UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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NextEra Energy, Inc.

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NEXTera ENERGY

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

YOUR VOTE IS IMPORTANT
PLEASE SUBMIT YOUR PROXY PROMPTLY

NextEra Energy, Inc. 700 Universe Boulevard Juno Beach, Florida 33408-0420
Notice of Annual Meeting of Shareholders
MAY 18, 2023
The 2023 Annual Meeting of Shareholders of NextEra Energy, Inc. (“NextEra Energy” or the “Company”) will be held on Thursday, May 18, 2023, at 8:00 a.m., Pacific time, at 888 Tahquitz Canyon Way, Palm Springs, California to consider and act upon the following matters:
MEETING AGENDA		BOARD RECOMMENDATION
1.	Election as directors of the nominees specified in the accompanying proxy statement	FOR each nominee
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2023	FOR
3.	Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in the accompanying proxy statement	FOR
4.	Non-binding advisory vote on whether NextEra Energy should hold a non-binding shareholder advisory vote to approve NextEra Energy’s compensation of its named executive officers every 1, 2 or 3 years	1 YEAR
5.	One shareholder proposal, as set forth on page 22 of the accompanying proxy statement, if properly presented at the meeting	AGAINST
6.	Such other business as may properly be brought before the annual meeting or any adjournment(s) or postponement(s) of the annual meeting
The proxy statement more fully describes these matters. NextEra Energy has not received notice of other matters that may properly be presented at the annual meeting.
The record date for shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment(s) or postponement(s) of the annual meeting is March 22, 2023.
Admittance to the annual meeting will be limited to shareholders as of the record date or their duly appointed proxies. For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras, cell phones, recording devices and other electronic devices are not permitted at the meeting.
NextEra Energy is pleased to deliver proxy materials electronically via the internet. Electronic delivery allows NextEra Energy to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.
REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT
YOUR PROXY OR VOTING INSTRUCTIONS PROMPTLY SO THAT YOUR SHARES CAN BE VOTED.
By order of the Board of Directors, W. SCOTT SEELEY Vice President, Compliance & Corporate Secretary Juno Beach, Florida April 5, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD MAY 18, 2023
This proxy statement and the NextEra Energy 2022 annual report to shareholders are available at www.proxyvote.com.

VOLUNTARY ELECTRONIC RECEIPT
OF FUTURE PROXY MATERIALS
NextEra Energy is pleased to deliver proxy materials electronically via the internet. Electronic delivery allows NextEra Energy to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

We believe that no company in any industry has done more to reduce carbon emissions and to confront climate change than NextEra Energy. As one of the largest electric power and energy infrastructure companies in North America and a leader in the renewable energy industry, NextEra Energy is committed to building a sustainable energy future that is affordable, reliable and clean.
We encourage our shareholders to enroll in e-delivery:

Online at www.proxyvote.com/NEE
Scan the QR code

1	PROXY STATEMENT SUMMARY
3	BUSINESS AND GOVERNANCE HIGHLIGHTS
9	BUSINESS OF THE ANNUAL MEETING
9	Proposal 1: Election as directors of the nominees specified in this proxy statement
19	Proposal 2: Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2023
20	Proposal 3: Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in this proxy statement
21	Proposal 4: Non-binding advisory vote on whether NextEra Energy should hold a non-binding shareholder advisory vote to approve NextEra Energy’s compensation of its named executive officers every 1, 2 or 3 years
22	Proposal 5: Shareholder proposal
24	INFORMATION ABOUT NEXTERA ENERGY AND MANAGEMENT
24	The Company’s Security Trading Policy
24	Common Stock Ownership of Certain Beneficial Owners and Management
26	Delinquent Section 16(a) Reports
27	CORPORATE GOVERNANCE AND BOARD MATTERS
27	Corporate Governance Principles & Guidelines/Code of Ethics
27	Director Independence
27	Board Leadership Structure
28	Board Role in Risk Oversight
29	Board Evaluations
29	Director Meetings and Attendance
29	Board Committees
31	Consideration of Director Nominees
32	Communications with the Board
32	Website Disclosures
33	Transactions with Related Persons
34	AUDIT-RELATED MATTERS
34	Audit Committee Report
35	Fees Paid to Deloitte & Touche LLP
35	Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
36	EXECUTIVE COMPENSATION
36	Compensation Discussion & Analysis
61	Compensation Committee Report
62	Compensation Tables
62	Table 1a: 2022 Summary Compensation Table
64	Table 1b: 2022 Supplemental “All Other Compensation” Table
65	Table 2: 2022 Grants of Plan-Based Awards
68	Table 3: 2022 Outstanding Equity Awards at Fiscal Year End
75	Table 4: 2022 Option Exercises and Stock Vested
76	Table 5: Pension Benefits
77	Table 6: Nonqualified Deferred Compensation
78	Potential Payments Upon Termination or Change in Control
85	Pay Versus Performance (PVP)
87	DIRECTOR COMPENSATION
89	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
96	NO INCORPORATION BY REFERENCE
96	SHAREHOLDER ACCOUNT MAINTENANCE
A-1	APPENDIX A: RECONCILIATIONS OF NON-GAAP TO GAAP FINANCIAL MEASURES

Proxy Statement Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider. You should read the entire proxy statement carefully before voting. This proxy statement contains information related to the solicitation of proxies by the Board of Directors (the “Board”) of NextEra Energy, Inc., a Florida corporation (“NextEra Energy,” the “Company,” “NEE,” “we,” “us” or “our”), in connection with the 2023 annual meeting of NextEra Energy’s shareholders and at any adjournment(s) or postponement(s) of the meeting. On or about April 5, 2023, NextEra Energy began mailing this proxy statement and a Notice of Internet Availability of Proxy Materials to shareholders.
MEETING INFORMATION
TIME AND DATE	PLACE	RECORD DATE
8:00 a.m., Pacific time May 18, 2023	888 Tahquitz Canyon Way Palm Springs, California	March 22, 2023
WEBCAST	VOTING	ADMISSION
The Company will provide a live audio webcast of the annual meeting from its website at http://www.nexteraenergy.com.
Shareholders as of the record date are entitled to vote. Each share of common stock, par value $.01 per share (“common stock”), is entitled to one vote for each director nominee and one vote for each of the other properly presented proposals to be voted.
An admission ticket is required to enter the annual meeting. See page 90 in the Questions and Answers About the Annual Meeting section regarding how to obtain a ticket.
VOTING MATTERS AND BOARD RECOMMENDATIONS
PROPOSAL		BOARD VOTE RECOMMENDATION	PAGE REFERENCE
1.	Election of directors	FOR each nominee	9
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2023	FOR	19
3.	Advisory vote to approve NextEra Energy’s compensation of its named executive officers	FOR	20
4.	Non-binding advisory vote on whether NextEra Energy should hold a non-binding shareholder advisory vote to approve NextEra Energy’s compensation of its named executive officers every 1, 2 or 3 years	1 YEAR	21
5.	Shareholder Proposal	AGAINST	22
NEXTERA ENERGY 2023 PROXY STATEMENT ● 1

Proxy Statement Summary
HOW TO VOTE
BY INTERNET	BY TELEPHONE	BY MAIL	IN PERSON
Go to the website www.proxyvote.com,
24 hours a day, seven days a week. You will need the control number that appears on your proxy card or on your Notice of Internet Availability of Proxy Materials (the “Notice”).
Call 1-800-690-6903, 24 hours a day, seven days a week. You will need the control number that appears on your proxy card or Notice.
If you received a full paper set of materials, date and sign your proxy card exactly as your name appears on your proxy card and mail it in the enclosed, postage-paid envelope. If you received the Notice, you may request a proxy card by following the instructions in your Notice. Even if you received a full paper set of materials, you may still vote by internet or telephone. You do not need to mail the proxy card if you are voting by internet or telephone.
At the annual meeting.
2 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business and Governance Highlights

~65 GW* in operation	~8,000 MEGAWATT (“MW”) wind, solar and storage origination at NextEra Energy Resources, LLC (“NextEra Energy Resources”)	~15,000 employees	~$159B in total assets

Record restoration in response to hurricanes Ian and Nicole	~16; ~14% GAAP and adjusted earnings per share (“EPS”) growth compared to 2021	~ 19 GW year-end record backlog at NextEra Energy Resources	~51% below the national average CO2 emissions rate as of year-end 2021

86% improvement in NextEra Energy overall company safety performance since 2003	~$19B invested in American energy infrastructure in 2022	47% three-year total shareholder return, outperforming the S&P 500 Utilities Index	~8.6% reduction of already best-in-class non-fuel operations and maintenance (“O&M”) per megawatt hour (“MWh”) at Florida Power & Light Company (“FPL”) compared to 2021
Above data as of year-end 2022 if not otherwise shown
*
Gigawatts (“GW”) shown includes assets operated by NextEra Energy Resources, including those owned by NextEra Energy Partners, LP (“NEP”) as of 12/31/2022; excludes assets which have been sold to third parties but continue to be operated by NextEra Energy Resources

BUSINESS HIGHLIGHTS
NextEra Energy’s overall operational and financial performance was superior in 2022, despite challenges in the macroeconomic environment. NextEra Energy continued to deliver superior financial performance, on an annual and multi-year basis.
For the full year 2022, NextEra Energy reported net income attributable to NextEra Energy on a GAAP basis of $4.147 billion, or $2.10 per share. We achieved company-record adjusted earnings* of $5.742 billion and adjusted EPS* of $2.90.
*
This measure is not a financial measure calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 3

Business and Governance Highlights
These significant accomplishments came as NextEra Energy continued to be a leader among the ten largest U.S. utilities (based on market capitalization**) in many financial metrics, as shown below.
NextEra Energy Rank vs. Ten Largest U.S. Utilities Based on Market Cap**
Metric	Rank	Detail
Adjusted EPS Growth*	#1	1-, 3-, 5-, 7- and 10-year
Adjusted return on equity (“ROE”)	#1	1-, 3-, 5-, 7- and 10-year
Total shareholder return (“TSR”)	#1	5-, 7- and 10-year

*
This measure is not a financial measure calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

**
Market capitalization is as of December 31, 2022; rankings are sourced from FactSet Research Systems Inc.

Ultimately, the Company’s financial and operational performance is reflected in the increased value of its common stock. The chart below compares the Company’s TSR for the 3-, 5- and 10-year periods ended December 31, 2022 to the TSRs of the S&P 500 Electric Utilities Index, the S&P 500 Utilities Index, the UTY, the S&P 500 and the S&P 500 Growth Index. NextEra Energy outperformed all of these indices over the periods shown.
NEXTERA ENERGY TOTAL SHAREHOLDER RETURN THROUGH 12/31/2022 VS. VARIOUS INDICES(1)
NEXTERA ENERGY VS. INDICES	3-YEAR TSR	5-YEAR TSR	10-YEAR TSR
NextEra Energy	47%	139%	528%
S&P 500 Electric Utilities Index, total return	26%	67%	185%
S&P 500 Utilities Index, total return	20%	58%	186%
UTY, total return	22%	61%	185%
S&P 500, total return	25%	57%	227%
S&P 500 Growth Index, total return	24%	63%	258%

(1)
Source: FactSet Research Systems Inc.; except UTY, source: Bloomberg

4 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business and Governance Highlights
GOVERNANCE HIGHLIGHTS

DIRECTOR INDEPENDENCE	BOARD LEADERSHIP	BOARD ACCOUNTABILITY	BOARD EVALUATION & EFFECTIVENESS

»
11 of 12 director nominees are independent
»
CEO is the only non-independent director
»
All members of Board committees (other than the Executive Committee and Nuclear Committee) are independent directors

»
Independent Lead Director selected by the independent directors
»
Lead Director has strong role and significant governance duties, including chairing regularly scheduled executive sessions of independent directors

»
All directors stand for election annually and the Board has adopted a resignation policy for directors who fail to receive the required vote in uncontested elections
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Simple majority voting standard for all uncontested director elections
»
Shareholders of 20% or more of the outstanding shares may call a special meeting
»
No shareholder rights (“poison pill”) plan
»
No supermajority vote requirements in the Company’s Articles of Incorporation
» Annual Board and committee self-evaluations » Annual independent director evaluation of the Chairman

BOARD REFRESHMENT & DIVERSITY	DIRECTOR ENGAGEMENT	CLAWBACK & ANTI-HEDGING POLICIES	SHARE OWNERSHIP	PROXY ACCESS

»
Balance of new and experienced directors, with tenure of director nominees averaging 7.7 years*
»
Specified retirement age for directors
»
33% of director nominees are women
»
Average age of director nominees is 64 years*
»
17% of director nominees are ethnically diverse
	» All current directors attended at least 92% of Board and their assigned committee meetings » Board policy limits non-employee director membership on other public company boards to three	» Recoupment or clawback policy to recover certain executive pay » Policy prohibiting short sales, hedging and margin accounts
»
CEO required to hold shares equivalent to 7x base salary
»
All senior executives required to hold share equivalent to 3x base salary
»
Directors required to hold shares equivalent to 7x the cash portion of their annual retainer

»
Available to a shareholder, or group of up to 20 shareholders, owning 3% of the Company’s outstanding shares for at least 3 years
»
May nominate candidates for the greater of 2 directorships or up to 20% of the membership of the Board

*
As of May 18, 2023

NEXTERA ENERGY 2023 PROXY STATEMENT ● 5

Business and Governance Highlights
ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
Industry-leading Real Zero™ emissions goal
In June 2022, the Company announced its Real Zero goal, committing to eliminating carbon emissions from its operations (Scope 1 and Scope 2) no later than 2045, while leveraging low-cost renewables to drive energy affordability for customers. NextEra Energy has developed the Zero Carbon Blueprint, a comprehensive carbon-emissions-reduction plan, to outline the steps it would need to take to achieve its goals and track its progress. The plan would result in NextEra Energy decarbonizing itself, while leveraging its considerable scale and expertise to help its power sector and commercial and industrial customers reduce and, ultimately, eliminate carbon emissions from their own operations.
The Company plans to leverage its Zero Carbon Blueprint to reduce carbon emissions along three parallel paths:
»
First, the Company intends to decarbonize its own business, beginning with the commitment to eliminate carbon emissions, without the need for carbon offsets, from its operations by no later than 2045.

»
Second, the Company plans to help decarbonize more of the U.S. power sector through continued investments and innovation in wind, solar, battery storage, green hydrogen and other renewable energy development.

»
Third, the Company would also help lead the decarbonization of the U.S. economy by working to become the preferred partner for customers to help them reduce or eliminate carbon emissions in their own operations.

The Company has set interim milestones every five years to transform its generation mix to increasingly produce electricity from zero-carbon-emissions resources until Real Zero is achieved. Using NextEra Energy’s 2005 standard adjusted baseline, the Company now plans to reach a carbon-emissions-reduction rate of 70% by 2025, exceeding its previous commitment. Under its Real Zero goal, the Company intends to improve that carbon emissions reduction rate to 82% by 2030, 87% by 2035 and 94% by 2040 before striving to achieve Real Zero by no later than 2045.
The Company is also intending to provide greater transparency to its Scope 3 emissions, the indirect emissions throughout the value chain, by working with supply chain partners as well as customers on solutions to reduce and, ultimately, eliminate these emission sources.

Real Zero Emissions

Does not rely on offsets

Direct Emissions (scope 1)
Zero emissions from NextEra Energy's operations

Indirect Emissions (scope 2)
Zero emissions from purchased power

Greater transparency on scope 3 emissions
Opportunity to help suppliers

Real Zero Incremental Cost

At FPL:
Build zero-carbon emissions projects at no incremental cost to customers relative to alternatives

Customers benefit from both fuel and operations and maintenance savings as well as lower emissions

At NextEra Energy Resources:
Deliver zero-carbon emissions electricity solutions to our expanding customer base

6 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business and Governance Highlights
Enhanced environmental, social and governance reporting
In 2022, the Company published its annual Environmental, Social and Governance report (the “2022 ESG Report”). Highlights of the 2022 ESG Report include:
»
Real Zero™ goal to eliminate CO2 emissions from Company operations by 2045;
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continued full alignment with the Task Force on Climate-Related Financial Disclosures (“TCFD”) framework;
»
disclosure of Scope 1, Scope 2 and certain categories of Scope 3 greenhouse gas emissions (“GHG”) as verified by an independent third party;
»
a discussion of the Company’s diversity efforts; and
»
Board oversight of those efforts and a discussion of the Environmental, Social and Governance (“ESG”) strategies of the Company’s principal subsidiaries FPL and NextEra Energy Resources.

The 2022 ESG Report discusses FPL’s best-in-class value proposition of low customer bills, high reliability, clean energy solutions and excellent customer service and NextEra Energy Resources’ continued focus on building a diversified clean energy company with an emphasis on growing its world-leading portfolio of wind, solar and storage projects. In addition to the ethnic breakdown of workforce and management provided in the 2022 ESG Report, the Company will expand its diversity reporting this upcoming year to include diversity data related to hiring and promotions.
The 2022 ESG Report details the Company’s ESG accomplishments and goals. Included among them are discussions of:

REAL ZERO™ The Company’s goal to eliminate CO2 emissions from its operations by 2045 without the use of carbon offsets	51% The Company’s CO2 emissions rate in 2021 was 51% lower than the utility industry’s 2005 average CO2 emissions rate	50% FPL’s “30-by-30” plan to install 30 million solar panels in Florida by 2030 was 55% complete as of April 2022 — and now expects to complete by 2025 — five years ahead of schedule	0 FPL has no coal-fired power generation in Florida

24% WOMEN / 39% MINORITIES The diversity of our employees in 2021, including 24% women and 39% minorities in our workforce, with 26% and 28%, respectively, in our management ranks	$700 M Awarded, in the most recent federal reporting period, $700 million in purchase contracts to minority- and women- owned businesses	SUSTAINABILITY FOCUS The Board’s oversight process of ESG issues, with a particular focus on the sustainability of our business	SHAREHOLDER ENGAGEMENT Our successful shareholder engagement efforts, which ensure that the Company’s management and the Board better understand shareholder priorities and perspectives
The 2022 ESG Report also includes disclosure within the following established environmental reporting frameworks:
»
the Sustainability Accounting Standards Board;
»
Edison Electric Institute’s ESG/Sustainability Quantitative Metrics; and
»
United Nations Sustainability Development Goals.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 7

Business and Governance Highlights
The Company also publishes its EEO-1 reports, available at https://www.investor.nexteraenergy.com/sustainability/esg-resources under Related Information.
Additionally, in 2022, the Company again participated in the Carbon Disclosure Project (“CDP”) survey.	The Company’s 2022 ESG Report and CDP survey response are available at:
Board oversight
NextEra Energy, as a renewable energy leader, has made climate-related issues core to its overall business strategy. The entire NextEra Energy Board of Directors, led by the chairman, has oversight of climate-related risks and opportunities, including their impacts on the Company’s strategy. The Board understands the impacts of climate change on the Company’s future growth, as well as how the Company prepares its business to adapt to the effects of climate change. At every scheduled board of directors meeting, the Board performs a review of the Company’s performance against business objectives and key risks and opportunities for the Company. The Board also holds an annual strategy session devoted to discussing, debating and validating management’s overall strategy. Oversight of climate-related issues includes discussion of physical risks from climate change, such as hurricanes, climate- and emissions-related government policies, incentives and regulations, emissions-reduction initiatives, renewable energy, trends and business plans, and emerging clean energy technologies, among others.
The Board of Directors also has oversight of certain social topics relevant to the Company. The Board reviews the Company’s diversity and inclusion and talent management strategy at least annually, including human capital and diversity metrics. The Board also focuses on diversity in the Company’s talent pipeline and reviews the diversity metrics of the Company’s internship program.
Shareholder engagement
We contacted 50 of our largest shareholders
We engaged with shareholders holding 27% of our shares
The Company engages with shareholders on a regular basis and provides information through multiple channels. We believe our shareholder engagement efforts allow us to better understand our shareholders’ priorities and perspectives and enable us to effectively address the issues that matter the most to our shareholders. In 2022, we reached out to our 50 largest shareholders and offered to engage on ESG and proxy related topics. We received positive feedback from, and held engagements with, 30 shareholders representing approximately 27% of the Company’s shares outstanding.
Information security
NextEra Energy’s Audit Committee receives regular reports on the key risks facing the Company from the Corporate Risk Committee and also receives frequent reports from the Company’s Internal Auditor about the results of reviews of cybersecurity and information security governance. The Board annually receives a cybersecurity report from the Company’s Chief Information Officer and its Vice President, IT Infrastructure & Cybersecurity.
Varying leading third parties periodically assess the Company’s alignment with the U.S. Department of Energy’s Cyber Capability Maturity Model (a/k/a C2M2) standard, which is the predominate cybersecurity framework for the U.S. electric utility industry. NextEra Energy has a comprehensive cybersecurity training program in which all employees receive education and training on prevention of cybersecurity problems and on privacy and data protection.

8 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business of the Annual Meeting
PROPOSAL 1: ELECTION AS DIRECTORS OF THE NOMINEES SPECIFIED IN THIS PROXY STATEMENT
The Board is currently composed of 13 members. Two members of the Board, Rudy E. Schupp and John L. Skolds, have reached the retirement age and will retire from the Board. Upon the recommendation of the Governance & Nominating Committee, the Board has nominated the 11 other incumbent members and one new director nominee, Deborah (“Dev”) Stahlkopf, listed below for election as directors at the 2023 annual meeting. Unless you specify otherwise, your proxy will be voted FOR the election of the listed nominees. If any nominee becomes unavailable for election, which is not currently anticipated, proxies instructing a vote for that nominee may be voted for a substitute nominee selected by the Board or, in lieu thereof, the Board may reduce the number of directors by the number of nominees unavailable for election.

Nicole S. Arnaboldi	Sherry S. Barrat	James L. Camaren	Kenneth B. Dunn	Naren K. Gursahaney	Kirk S. Hachigian

John W. Ketchum	Amy B. Lane	David L. Porges	Dev Stahlkopf	John A. Stall	Darryl L. Wilson
The Board believes its current size is appropriate because it facilitates substantive discussions among Board members, provides for sufficient staffing of Board committees and allows for contributions by directors having a broad range of skills, expertise, industry knowledge and diversity of opinion. Directors serve until the next annual meeting of shareholders or until their respective successors are elected and qualified.
Board refreshment and diversity
Board refreshment
The Board and the Governance & Nominating Committee engage in a continuous process of considering the mix of skills and experience needed by the Board as a whole to discharge its responsibilities. Five of the director nominees have a tenure of less than five years. In 2022, the Governance & Nominating Committee discussed board composition, board refreshment and board recruiting at every committee meeting.
The Company has a director retirement policy. Generally, no person who has attained the age of 72 years by the date of election is eligible for election as a director. However, the Board may, by unanimous action (excluding the affected director), extend a director’s eligibility for one or two additional years, in which event the director will not be eligible for subsequent election as a director if he or she would have attained the age of 73 or 74 by or prior to the date of the election. Sherry S. Barrat reached the normal retirement age of 72 years by the date of the 2022 annual meeting. The Governance & Nominating Committee recommended, and the Board unanimously approved, extending the retirement date for Mrs. Barrat. The Governance & Nominating Committee has again recommended, and the Board unanimously approved, extending the retirement date for Mrs. Barrat and nominating her for election at the 2023 annual meeting. Mrs. Barrat will not be eligible for re-election in 2024 as she will have reached the mandatory retirement age of 74.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 9

Business of the Annual Meeting
In reaching this decision, the Governance & Nominating Committee and the Board considered the number of director retirements and new members of the Board who have joined in recent years. The Board desired to retain Mrs. Barrat, who brings important experience and knowledge about the issues and strategy of the Company, in light of Mr. Ketchum’s recent appointment as Chairman and CEO. The Governance & Nominating Committee and the Board also considered the extensive financial and leadership skills of Mrs. Barrat, among other skills and attributes. Furthermore, Mrs. Barrat has served the Company and the Board extremely well in the role of Lead Director and in other leadership roles on the Board.
Diversity
Diversity is among the factors that the Governance & Nominating Committee considers when identifying and evaluating potential Board nominees. NextEra Energy’s Corporate Governance Principles & Guidelines (the “Governance Guidelines”) provide that, in identifying nominees for director, the Company seeks to achieve a mix of directors representing a diversity of background and experience, including diversity with respect to age, gender, race, ethnicity and specialized experience. In the Board’s annual self-evaluation, it reviews the criteria for skills, experience and diversity reflected in the Board’s membership and also reviews the Board’s process for identification, consideration, recruitment and nomination of prospective Board members.
Dev Stahlkopf is a nominee for election to the Board this year who does not yet serve on the Board and previously has not been elected by the Company’s shareholders. Ms. Stahlkopf was identified by the recruiting efforts of management and the Governance & Nominating Committee members. Ms. Stahlkopf was interviewed by each of the members of the Governance & Nominating Committee and by Mr. Ketchum. The Governance & Nominating Committee then evaluated the qualifications, background and experience of Ms. Stahlkopf using the criteria set forth in the Governance Guidelines discussed above, noting in particular that Ms. Stahlkopf would provide expertise beneficial to the Company in the areas of governance, human resources, legal, privacy and security and geopolitical matters. Following evaluation by the Governance & Nominating Committee, Ms. Stahlkopf was interviewed by the other members of the Board. The Governance & Nominating Committee then recommended Ms. Stahlkopf as a nominee for the 2023 annual meeting and the Board approved Ms. Stahlkopf’s nomination for election to the Board at the 2023 annual meeting.
Identifying and evaluating nominees for directors
The Governance & Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Governance & Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may come to the attention of the Governance & Nominating Committee through current Board members, professional search firms, shareholders or other persons. Candidates are evaluated at regular or special meetings of the Governance & Nominating Committee and may be considered at any time during the year. When considering candidates for the Board, the Governance & Nominating Committee considers all nominee recommendations, including those from shareholders, in the same manner. If any materials are provided by a shareholder in connection with the nomination of a director candidate, the materials are provided to the Governance & Nominating Committee. The Governance & Nominating Committee also reviews materials provided by professional search firms or other parties. In evaluating nominations, the Governance & Nominating Committee seeks to achieve a diverse balance of knowledge, experience and capability.
Director resignation policy
Under the NextEra Energy, Inc. Amended and Restated Bylaws (the “Bylaws”), in an uncontested election, directors are elected by a majority of the votes cast. The Board has adopted a Policy on Failure of Nominee Director(s) to Receive a Majority Vote in an Uncontested Election (“Director Resignation Policy”), the effect of which is to require that, in any uncontested director election, any incumbent director who is not elected by the required vote must offer to resign and the Board will determine whether or not to accept the resignation within 90 days of the certification of the shareholder vote. The Company will report the action taken by the Board under the Director Resignation Policy in a publicly available forum or document. The Bylaws provide that, in a contested election, director nominees are elected by a plurality of the votes cast.
10 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business of the Annual Meeting
Director qualifications
The Governance Guidelines and the Governance & Nominating Committee Charter identify Board membership qualifications, including experience, skills and attributes, that are considered by the Governance & Nominating Committee in recommending non-employee nominees for Board membership. In addition to the membership qualifications identified in the Governance Guidelines, no person will be considered for Board membership who is an employee or director of a business in significant competition with the Company or of a major or potentially major customer, supplier, contractor, counselor or consultant of the Company, or an executive officer of a business where a Company employee-director serves on the board of such other business.
The Board views itself as a cohesive whole consisting of members who together serve the interests of the Company and its shareholders. The Board is comprised of directors with a mix of backgrounds, knowledge and skills that the Board considers relevant and beneficial in fulfilling its oversight role. The chart below provides a summary of the collective competencies of the Board nominees and explains why these are important:
DIRECTOR QUALIFICATIONS	COMPETENCIES AND RELEVANCE TO NEXTERA ENERGY	BOARD COMPOSITION
Individuals who have served as a public company CEO
PUBLIC COMPANY CEO EXPERIENCE
Experience serving as a CEO provides unique perspectives to help the Board independently oversee NextEra Energy’s CEO and management. Having this experience also increases the Board’s understanding and appreciation of the many facets of running a public company, including strategic planning, financial reporting, compliance and risk oversight.

Demonstrated expertise in managing large, relatively complex organizations, such as leadership roles of a significant company or organization
STRATEGY EXPERTISE
Our Company operates in a quickly changing industry with new developing technologies. Having experience in developing and implementing strategic plans helps enable the Board to oversee and pivot in rapidly changing environments.

OPERATIONS MANAGEMENT AND LEADERSHIP
Our Company has a strong focus on cost and customer value, as well as innovation. Having experience with operations assists the Board in understanding the issues that the Company faces in achieving its industry-leading O&M initiatives and reducing costs.

MERGERS & ACQUISITIONS EXPERIENCE
Our Company from time to time acquires new businesses and assets, as demonstrated with the recent acquisitions (e.g., Gulf Power Company). An understanding of mergers & acquisitions helps the Board evaluate any future transactions and any associated opportunities and risks.

Experience leading a utility, energy company or other highly regulated organization, such as CEO or other leadership position
UTILITY/REGULATED INDUSTRY LEADERSHIP
As a company in a highly regulated industry (FPL is the largest vertically integrated electric utility in the U.S. by retail MWh sales), experience in the utility industry or another regulated industry assists the Board in understanding the regulatory issues that the Company faces.

ENERGY INDUSTRY LEADERSHIP
With FPL’s use of natural gas to fuel a substantial portion of its electricity generation it is important that the Board understand the energy industry and the complete energy industry value chain. Energy industry leadership assists the Board in understanding all aspects of the ongoing energy transition.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 11

Business of the Annual Meeting
DIRECTOR QUALIFICATIONS	COMPETENCIES AND RELEVANCE TO NEXTERA ENERGY	BOARD COMPOSITION
Financial or other risk management expertise
FINANCIAL
Our Company’s business involves complex financial management, capital allocation and reporting issues. An understanding of finance and financial reporting is valuable in order to promote effective capital allocation and robust controls and oversight of accurate financial reporting.

RISK MANAGEMENT
The scale, scope and complexity of our Company’s business raises a variety of interdependent risks. Experience in effectively identifying, prioritizing and managing a broad spectrum of risks can help the Board appreciate, anticipate and oversee the Company in managing the risks that face its various businesses.

Experience serving in senior customer facing roles or in industries where customer service is strategically important
MARKETING, SALES AND CUSTOMER SERVICE EXPERIENCE
FPL services over five million customer accounts in the state of Florida. Experience in marketing, sales and customer service helps the Board oversee FPL’s best-in-class customer value proposition. We also have customer and consumer facing businesses at NextEra Energy Resources.

Experience in managing engineering and construction projects
ENGINEERING AND CONSTRUCTION LEADERSHIP
In 2022, the Company invested approximately $19 billion in energy infrastructure and NextEra Energy Resources commissioned approximately 5,000 MWs of renewable energy projects. Board experience in engineering and construction leadership assists the Board in its oversight of our large-scale capital investments and on our timely and on budget capital project execution.

Experience with information technology and cybersecurity
INFORMATION TECHNOLOGY LEADERSHIP
Oversight of the protection of customer information and cybersecurity is critical to providing reliable electric service at both FPL and NextEra Energy Resources. Board experience in information technology leadership assists the Board in its oversight of our comprehensive cybersecurity programs.

12 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business of the Annual Meeting
Board gender and race/ethnic diversity
The Company seeks to achieve a mix of directors representing a diversity of background and experience, including diversity with respect to age, gender, race, ethnicity and specialized experience. The charts below reflect the diversity of the Board nominees.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 13

Business of the Annual Meeting
Director nominee biographies
NICOLE S. ARNABOLDI	Age 64	Independent director since October 2022
Board Committees » Audit » Finance & Investment Public Company Boards » Manulife Financial Corporation (since 2020)
Career Highlights
Ms. Arnaboldi has been a partner at Oak Hill Capital Management since 2021. She was previously the vice chairman of Credit Suisse Asset Management and a managing director of Credit Suisse Securities Corp. from 2000 to 2019. Prior to her roles at Credit Suisse, Ms. Arnaboldi served as a managing director of its predecessor, Donaldson Lufkin and Jenrette, in the firm’s venture capital group from 1985 to 1992 and then in its private equity group, where she became a managing director in 1996.

Qualifications
Ms. Arnaboldi brings to the Board a wealth of finance and business expertise, along with a proven track record as an experienced leader and strategist in investment banking and private equity for more than three decades. Ms. Arnaboldi earned a Bachelor of Arts, magna cum laude, from Harvard College, a JD, cum laude, from Harvard Law School, and an MBA, with high distinction, from the Harvard Business School, where she was a Baker Scholar.

SHERRY S. BARRAT	Age 73	Independent director since 1998

Board Committees
»
Compensation
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Executive
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Governance & Nominating
Public Company Boards
»
Arthur J. Gallagher & Company (since 2013)
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Independent trustee or director of certain Prudential Insurance mutual funds (since 2013)

Career Highlights
Mrs. Barrat retired in 2012 as vice chairman of Northern Trust Corporation (“Northern Trust”), a financial holding company headquartered in Chicago, Illinois, where she was also a member of Northern Trust’s Management Committee. Prior to being appointed as vice chairman in March 2011, Mrs. Barrat had served as president of Personal Financial Services for Northern Trust since January 2006. She served as chairman and CEO of Northern Trust Bank of California, N.A. from 1999 through 2005 and as president of Northern Trust Bank of Florida’s Palm Beach Region from 1992 through 1998. Mrs. Barrat joined Northern Trust in 1990 in Miami, Florida.

Qualifications
Mrs. Barrat has 38 years of leadership experience in financial services, including her service through July 1, 2012 as vice chairman, and her previous service as president of Personal Financial Services (one of four principal business units) of Northern Trust, a Fortune 500 company. She is experienced in building and leading client service businesses that operate in a variety of regulatory jurisdictions and, as a Florida native with a significant part of her former employer’s business in Florida, has had extensive experience with Florida-based customers and business conditions. In addition, her 24 years of service on the Board have provided her with knowledge and experience regarding the Company’s history and businesses.

JAMES L. CAMAREN	Age 68	Independent director since 2002
Board Committees » Compensation » Finance & Investment
Career Highlights
Mr. Camaren is a private investor. Until May 2006, he was chairman and CEO of Utilities, Inc. which was one of the largest investor-owned water utilities in the United States until March 2002 when it was acquired by Nuon, a Dutch company, which subsequently sold Utilities, Inc. in April 2006. He joined Utilities, Inc. in 1987 and served successively as vice president of business development, executive vice president, and vice chairman, becoming chairman and CEO in 1996.

Qualifications
Mr. Camaren has 19 years of leadership experience with a large, regulated investor-owned utility. During the years he served as chairman and CEO, the utility had customer growth at a rate that exceeded the industry average and acquired and integrated over 40 utilities. In addition, Mr. Camaren has experience in managing capital expenditures, environmental compliance, regulatory affairs and investor relations.

14 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business of the Annual Meeting
KENNETH B. DUNN	Age 71	Independent director since 2010
Board Committees » Audit » Finance & Investment
Career Highlights
Mr. Dunn is Emeritus Professor of Financial Economics at the David A. Tepper School of Business at Carnegie Mellon University (the “Tepper School”). He also served as Dean of the Tepper School from July 2002 to January 2011. Before his service in that position, Mr. Dunn had a 16-year career managing fixed income portfolios at Miller Anderson & Sherrerd and its successor by merger, Morgan Stanley Investment Management, where he served as a managing director and as co-director of the U.S. Core Fixed Income and Mortgage teams. Since 2014, he has been a managing member of Tier Capital LLC and, since 2015, CEO of its subsidiary, Traditional Mortgage Acceptance Corporation, which originates, acquires and services mortgage loans and issues Government National Mortgage Association (GNMA) mortgage-backed securities.

Qualifications
Mr. Dunn has extensive experience in investment and asset and risk management gained through his 16-year career at Miller Anderson & Sherrerd and its successor by merger, Morgan Stanley Investment Management. In addition, he is an expert in financial economics, having taught that subject as a professor at, and Dean of, the Tepper School. Mr. Dunn has a PhD in industrial administration.

NAREN K. GURSAHANEY	Age 61	Independent director since 2014

Board Committees
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Audit (Chair)
»
Executive
»
Governance & Nominating
Public Company Boards
»
Stericycle, Inc. (since January 2023)
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Terminix Global Holdings, Inc. f/k/a ServiceMaster Global Holdings (2017-2022)

Career Highlights
Mr. Gursahaney is retired. He served as the president and CEO, and a member of the board of directors, of The ADT Corporation (“ADT”), a provider of security systems and services, from September 2012 until its acquisition by affiliated funds of Apollo Global Management LLC in May 2016. Prior to ADT’s separation from Tyco International Ltd. (“Tyco”) in September 2012, Mr. Gursahaney served as president of Tyco’s ADT North American Residential business segment and was the president of Tyco Security Solutions, then a provider of electronic security to residential, commercial, industrial and governmental customers and the largest operating segment of Tyco. Mr. Gursahaney joined Tyco in 2003 as senior vice president of operational excellence. He then served as president of Tyco Engineered Products and Services and president of Tyco Flow Control. Prior to joining Tyco, Mr. Gursahaney was president and CEO of GE Medical Systems Asia, where he was responsible for the company’s sales and services business in the Asia-Pacific region. During his 10-year career with GE, Mr. Gursahaney held senior leadership roles in services, marketing and information management.

Qualifications
Mr. Gursahaney has extensive operations, strategic planning and leadership experience in global manufacturing and services businesses serving residential, commercial, industrial and governmental customers gained as the CEO of a public company providing security systems and service. He also has extensive global operations, information technology and service experience gained as the president and CEO of the Asia-Pacific division of a medical diagnostic and imaging manufacturer. He has an MBA from the University of Virginia and a Bachelor of Science in mechanical engineering from Pennsylvania State University.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 15

Business of the Annual Meeting
KIRK S. HACHIGIAN	Age 63	Independent director since 2013
Board Committees » Compensation (Chair) » Executive » Governance & Nominating Public Company Boards » Allegion plc (since 2013) » PACCAR, Inc. (since 2008)
Career Highlights
Mr. Hachigian served as chairman of the board of JELD-WEN Holding, Inc., a manufacturer of windows and doors, from April 2014 until May 2018. He also served as CEO of JELD-WEN Holding, Inc. from April 2014 until November 2015. He served as chairman, president and CEO of Cooper Industries plc (“Cooper”), a publicly held electrical equipment and tool manufacturer, until Cooper’s acquisition by Eaton Corporation plc in November 2012. He was named chairman of Cooper in 2006, CEO in 2005 and president in 2004.

Qualifications
Mr. Hachigian has extensive leadership, operations and strategic planning experience gained through his prior service as the chairman, CEO and president of a global, publicly held manufacturer of electrical equipment and tools. He also has international leadership and operations experience gained through his prior service as the president and CEO of the Asia-Pacific operations of a lighting products manufacturer and in key management positions in Singapore and Mexico. In addition, Mr. Hachigian has financial and risk oversight experience developed through his prior service on the audit committee of another public company and as a prior member of the board of the Houston branch of the Federal Reserve Bank of Dallas. He has an MBA in finance from the Wharton School of Business and a Bachelor of Science in engineering from the University of California (Berkeley).

JOHN W. KETCHUM	Age 52	Director since March 2022
Board Committees » Executive (Chair) » Nuclear Public Company Boards » NextEra Energy Partners, LP (since 2017)
Career Highlights
Mr. Ketchum has been president and CEO and a director of NextEra Energy since March 2022 and chairman since July 2022. He is also chairman, CEO and a director of NEP, a publicly traded limited partnership formed by the Company (and in which the Company owns an underlying 53.4% economic interest as of March 22, 2023). He previously served as president and CEO of NextEra Energy Resources from March 2019 until March 2022. Mr. Ketchum also served as executive vice president, finance and chief financial officer of NextEra Energy from March 2016 until March 2019. Previously, Mr. Ketchum served as NextEra Energy’s senior vice president, finance from February 2015 to March 2016. From December 2013 to February 2015, he was senior vice president, business management and finance and from December 2012 to December 2013, he was senior vice president, business management of NextEra Energy Resources. Mr. Ketchum served as vice president, general counsel & secretary of NextEra Energy Resources from June 2009 to December 2012. Mr. Ketchum joined NextEra Energy in 2002 and held various business, finance and legal roles prior to being named vice president, general counsel & secretary of NextEra Energy Resources. Prior to joining NextEra Energy in 2002, Mr. Ketchum served as corporate counsel to TECO Energy and as a corporate and securities law associate for Holland & Knight, LLP in Tampa, Florida. He began his career as a tax lawyer for Lathrop & Gage in Kansas City, Missouri, and, prior to that, worked in corporate banking.

Qualifications
Mr. Ketchum has a diverse business, finance and legal background with a broad range of experiences gained through his key executive roles at NextEra Energy, NextEra Energy Resources and NEP. During his 19 years with NextEra Energy, Mr. Ketchum has led the execution of various strategic initiatives across the enterprise and has been instrumental in the expansion of the Company’s renewable generation fleet. While CEO of NextEra Energy Resources, Mr. Ketchum oversaw the largest three-year capital investment program in NextEra Energy Resources’ history, as well its most successful period of new renewables origination, leading to a near doubling of the size of the renewables backlog during this period. In addition, he oversaw a nearly $5 billion, three-year capital recycling program, the largest in NextEra Energy Resources’ history. Mr. Ketchum holds a Master of Laws degree in taxation and a Juris Doctor from the University of Missouri — Kansas City School of Law. Mr. Ketchum holds a Bachelor of Arts degree in economics and finance from the University of Arizona. He also completed the Emerging CFO — Strategic Financial Leadership Program at Stanford University.

16 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business of the Annual Meeting
AMY B. LANE	Age 70	Independent director since 2015

Board Committees
»
Executive
»
Finance & Investment (Chair)
»
Governance & Nominating
Public Company Boards
»
Fedex Corp. (since 2022)
»
The TJX Companies, Inc. (since 2005)
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Trustee of Urban Edge Properties (2015-2022)

Career Highlights
Ms. Lane retired in 2002 as managing director and group leader of the global Retailing Investment Banking Group of Merrill Lynch & Co., Inc. (“Merrill Lynch”), an investment banking firm. Prior to joining Merrill Lynch in 1997, she was a managing director at Salomon Brothers, Inc. (“Salomon Brothers”), an investment banking firm, where she founded and led the retail industry investment banking unit, having joined Salomon Brothers in 1989.

Qualifications
Ms. Lane has 26 years of leadership experience with financial services, capital markets, finance and accounting, capital structure, and acquisitions and divestitures in the financial services industry, as well as extensive experience in management, leadership and strategy. Ms. Lane served as a managing director and group leader of the global Retailing Investment Banking Group at Merrill Lynch from 1997 until her retirement in 2002. In that role, she led and worked on mergers and acquisitions and equity and debt transactions for a wide range of major retailers. Prior to joining Merrill Lynch, she was a managing director at Salomon Brothers, which she joined in 1989 and where she founded and led the retail industry investment banking unit. Ms. Lane has an MBA from the Wharton School of Business.

DAVID L. PORGES	Age 65	Independent director since 2020
Board Committees » Finance & Investment » Governance & Nominating
Career Highlights
Mr. Porges was a non-employee member of the board of directors of Equitrans Midstream Corporation (“Equitrans”) from November 2018 through December 2019 and was the chairman of the board of Equitrans from November 2018 to July 2019. He joined EQT Corporation (“EQT”) in 1998 as senior vice president and chief financial officer and served as EQT’s CEO from April 2010 to April 2011 and as CEO and chairman from April 2011 to February 2017. From February 2017 to March 2018, Mr. Porges served as EQT’s executive chairman and as chairman and interim CEO from March 2018 to November 2018.

Qualifications
Mr. Porges has more than 20 years of leadership, finance, operations and mergers and acquisitions experience gained through his prior service as CEO and chairman of a publicly held energy industry company, as well as his prior service as the chief financial officer of that energy company. Mr. Porges also has experience with capital markets, finance and mergers and acquisitions gained through his prior service with an investment bank concentrating on the energy industry. Mr. Porges has an MBA from Stanford University.

DEV STAHLKOPF	Age 53	Independent director nominee

Career Highlights
Ms. Stahlkopf joined Cisco Systems, Inc. (“Cisco”) in August 2021 as executive vice president and chief legal officer. Prior to joining Cisco, she held several senior roles at Microsoft Corporation (“Microsoft”) over the course of 14 years, including corporate vice president, general counsel and corporate secretary, corporate, external and legal affairs from April 2018 to July 2021, vice president and deputy general counsel from December 2015 to April 2018 and associate general counsel from December 2010 to December 2015. Prior to joining Microsoft, she practiced law in the Seattle area at Perkins Coie, specializing in employment and labor law and at Cooley Godward, LLP, focusing on corporate and technology transactions.

Qualifications
Ms. Stahlkopf has extensive experience in legal strategy, including key issues including intellectual property, privacy and security, internet governance, cross-border data issues, geopolitical matters, and public policy priorities. She also has extensive experience in labor and employment law. She received her law degree from the University of Arizona, a Master of Arts degree in Philosophy from Duke University, and undergraduate degrees in English and philosophy from the University of Washington.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 17

Business of the Annual Meeting
JOHN A. STALL	Age 68	Independent director since May 2022
Board Committees » Audit » Nuclear Public Company Boards » Evergy, Inc. (2019-2022)
Career Highlights
Mr. Stall retired from NextEra Energy in 2010, where he served in numerous nuclear leadership roles. He served as president of NextEra Energy’s nuclear division from 2009 to 2010, as senior vice president and chief nuclear officer from 2001 to 2009, as vice president, nuclear engineering from 2000 to 2001 and vice president of NextEra Energy’s St. Lucie nuclear generating station from 1996 to 2000. He also served in leadership roles at Dominion Energy, Inc.’s North Anna nuclear generating station from 1977 until 1996.

Qualifications
Mr. Stall has substantial nuclear expertise, operations and engineering experience and leadership experience. He has over 40 years of experience in nuclear generation through his career at both Dominion Energy, Inc. and NextEra Energy. He previously held a senior reactor operator license issued by the Nuclear Regulatory Commission and is a previously licensed professional engineer in the Commonwealth of Virginia. He served as the chair of an independent nuclear safety advisory committee for a publicly-traded electric utility that operates multiple nuclear generating units. He served as a member of the Institute of Nuclear Power Operations National Academy of Nuclear Training Accrediting Board from 2008 to 2019. Mr. Stall graduated from the University of Florida and holds a Bachelor of Science degree in nuclear engineering. He received his MBA from Virginia Commonwealth University.

DARRYL L. WILSON	Age 59	Independent director since 2018
Board Committees » Audit » Compensation Public Company Boards » Eaton Corporation plc (since 2021)
Career Highlights
Mr. Wilson was vice president, commercial of GE Power, a business of GE, from June 2017 until his retirement in December 2017. From January 2016 to June 2017, he was vice president & chief commercial officer of GE Energy Connections and, from January 2013 to January 2016, he was vice president & chief commercial officer of GE Distributed Power. From July 2008 to January 2013, he was president & CEO of GE Aeroderivative Products. Prior roles also include president & CEO of GE Consumer Products, Europe Middle-east, Africa and India, based in Budapest, Hungary and London, England. He also served as president & CEO of GE Consumer and Industrial, Asia-Pacific and India based in Shanghai, China. Additionally, Mr. Wilson spent 6 years in progressive executive leader roles with British Petroleum — North America in business operations and regional fuel and lubricant distribution management positions.

Qualifications
Mr. Wilson has extensive leadership and international experience in business operations, commercial management, global manufacturing, mergers and acquisitions and services as a result of his senior leadership roles for a global manufacturer and service provider of power generation, power electronics, distribution, motors, power management, appliances and lighting products. Mr. Wilson has finance and financial markets experience as former chairman of the board of directors, Houston Branch —  Dallas Federal Reserve Bank and serving on the audit and investment committees on other public and non-profit boards. Mr. Wilson received an MBA in Marketing from Indiana University and a Bachelor of Arts in business administration from Baldwin Wallace College.

Unless you specify otherwise in your voting instructions, your proxy will be voted FOR election of each of the nominees.
The Board unanimously recommends a vote FOR the election of all nominees.
18 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business of the Annual Meeting
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS NEXTERA ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023
The Audit Committee appoints the Company’s independent registered public accounting firm. It has appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent registered public accounting firm for the fiscal year ending December 31, 2023 to audit the accounts of the Company and its subsidiaries, as well as to provide its opinion on the effectiveness of the Company’s internal controls over financial reporting. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
Although ratification is not required, the Board is submitting the selection of Deloitte & Touche to shareholders as a matter of good corporate practice. If shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee, although the Audit Committee may nonetheless decide to continue the retention of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2023. Even if the appointment is ratified, the Audit Committee in its discretion may terminate the service of Deloitte & Touche at any time during the year if it determines that the appointment of a different independent registered public accounting firm would be in the best interests of NextEra Energy and its shareholders. Additional information on audit-related matters may be found on page 34 of this proxy statement.
Representatives of Deloitte & Touche are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders at the meeting.
Unless you specify otherwise in your voting instructions, your proxy will be voted FOR ratification of appointment of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2023.
The Board unanimously recommends a vote FOR ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2023.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 19

Business of the Annual Meeting
PROPOSAL 3: APPROVAL, BY NON-BINDING ADVISORY VOTE OF NEXTERA ENERGY’S COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT
The Company is asking shareholders to cast an advisory vote on the compensation of the Company’s named executive officers (“NEOs”), which is commonly called a “say-on-pay” vote, pursuant to section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although this vote is not binding, it will provide information to the Compensation Committee regarding investor sentiment about the Company’s executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when making future determinations regarding NEO compensation. The Company plans to give shareholders the opportunity to cast an advisory vote on this matter annually. Following the vote on this proposal, the next opportunity will occur in connection with the Company’s 2024 annual meeting.
The Company asks shareholders to approve this proposal by approving the following non-binding resolution:
“RESOLVED, that the shareholders of NextEra Energy, Inc. approve, on an advisory basis, the compensation paid to the Company’s NEOs, as disclosed in this proxy statement for the 2023 annual meeting of shareholders, including the Compensation Discussion & Analysis section, the compensation tables and the accompanying narrative discussion, pursuant to the compensation disclosure rules of the Securities and Exchange Commission (Item 402 of Regulation S-K).”
The fundamental objective of NextEra Energy’s executive compensation program is to motivate and reward actions that will increase shareholder value, particularly over the longer term. The Compensation Committee believes the Company’s executive compensation program reflects a strong pay-for-performance philosophy and is well-aligned with the short-term and long-term interests of shareholders and other important Company stakeholders, including customers and employees. A significant portion of each NEO’s total compensation opportunity is performance-based and carries both upside and downside potential.
The Executive Compensation section of this proxy statement, beginning on page 36, provides a detailed discussion of the Company’s compensation program for its NEOs. The discussion reflects that NextEra Energy’s compensation program achieves its objectives and provides long-term value for shareholders. For example, the chart below compares the Company’s TSR for the 3-, 5- and 10-year periods ended December 31, 2022 to the TSRs of the S&P 500 Electric Utilities Index, the S&P 500 Utilities Index, the UTY, the S&P 500 and the S&P 500 Growth Index. NextEra Energy outperformed all of these indices over the periods shown.
NEXTERA ENERGY TOTAL SHAREHOLDER RETURN THROUGH 12/31/2022 VS. VARIOUS INDICES(1)
NEXTERA ENERGY VS. INDICES	3-YEAR TSR	5-YEAR TSR	10-YEAR TSR
NextEra Energy	47%	139%	528%
S&P 500 Electric Utilities Index, total return	26%	67%	185%
S&P 500 Utilities Index, total return	20%	58%	186%
UTY, total return	22%	61%	185%
S&P 500, total return	25%	57%	227%
S&P 500 Growth Index, total return	24%	63%	258%

(1)
Source: FactSet Research Systems Inc.; except UTY, source: Bloomberg

Unless you specify otherwise in your voting instructions, your proxy will be voted FOR approval, by non-binding advisory vote, of NextEra Energy’s compensation of its NEOs as disclosed in this proxy statement.
The Board unanimously recommends a vote FOR approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers, as disclosed in this proxy statement.
20 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business of the Annual Meeting
PROPOSAL 4: NON-BINDING ADVISORY VOTE ON WHETHER NEXTERA ENERGY SHOULD HOLD A NON-BINDING SHAREHOLDER ADVISORY VOTE TO APPROVE NEXTERA ENERGY’S COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS EVERY 1, 2 OR 3 YEARS
In accordance with the requirements of Section 14A of the Exchange Act and related SEC rules, the Company is asking shareholders to cast an advisory vote on the frequency with which shareholders would have an opportunity to provide an advisory “say-on-pay” vote on NEO compensation. Shareholders have the option of selecting a frequency of 1, 2 or 3 years, or abstaining from a vote on this proposal.
Consistent with the shareholder vote in 2017, the Company has held a “say-on-pay” vote annually. To allow the Company’s shareholders to provide input on NextEra Energy’s compensation philosophy, policies and practices as disclosed in the proxy statement every year, the Board recommends that the annual say-on-pay vote be continued.
Shareholders are not voting to approve or disapprove the Board’s recommendation of annual “say-on-pay” votes. Rather, shareholders are being given an opportunity to express their preference for the frequency of “say-on-pay” votes. Shareholders may choose among the following four options when voting on this proposal:
(1)
a “say-on-pay” vote every 1 year;

(2)
a “say-on-pay” vote every 2 years;

(3)
a “say-on-pay” vote every 3 years; or

(4)
abstain from voting.

The frequency option — 1, 2 or 3 years — receiving the greatest number of votes will be considered the frequency preferred by the Company’s shareholders. Although this vote is not binding on the Company or the Board, the Board will take into consideration the outcome of the vote in making a determination on the frequency with which proposals for non-binding advisory votes to approve named executive officer compensation will be included in the Company’s proxy statement. The Board may decide that it is in the best interests of shareholders and the Company to hold an advisory vote on named executive officer compensation more or less frequently than the option preferred by shareholders.
Unless you specify otherwise in your voting instructions, your proxy will be voted for a frequency of every 1 YEAR as the frequency with which NextEra Energy will hold non-binding advisory votes to approve NextEra Energy’s compensation of its named executive officers.

The Board unanimously recommends a vote for 1 YEAR as the frequency with which NextEra Energy will hold a non-binding shareholder advisory vote to approve NextEra Energy’s compensation of its named executive officers.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 21

Business of the Annual Meeting
PROPOSAL 5: SHAREHOLDER PROPOSAL
The Company has been notified that a shareholder of the Company intends to present a proposal for consideration at the annual meeting. In accordance with Securities and Exchange Commission (“SEC”) regulations, the text of the shareholder proposal and supporting statement appears exactly as received by the Company. The shareholder proposal may contain assertions about the Company or other matters that the Company believes are incorrect, but the Company has not attempted to refute all of those assertions. All statements contained in the shareholder proposal and supporting statement are the sole responsibility of the proponent. The Company disclaims responsibility for the content of the proposal and the supporting statement.
The names of co-filing proponents, if any, and address and stock ownership of the proponent will be furnished upon receipt by the Corporate Secretary of an oral or written request for that information.
Proposal 5 — Board Skills Disclosure
The New York City Employees’ Retirement System has notified the Company that they intend to present the following proposal for consideration at the annual meeting.
RESOLVED: Shareholders of NextEra Energy, Inc. (“NextEra”) request that its Board of Directors (the “Board”) disclose in NextEra’s annual proxy statement each director/nominee’s self-identified gender and race/ethnicity, as well as the defined skills and attributes that are most relevant considering the Company’s overall business, long-term strategy, and risks, particularly with respect to climate change. The requested information shall be presented in matrix format and shall not include any attributes the Board identifies as minimum qualifications for all director candidates (the “Board Matrix”).
SUPPORTING STATEMENT
Investors believe that a diverse board — in terms of relevant skills, gender, and race/ethnicity — is an indicator of a well-functioning board. Among other benefits, diverse boards can better manage risk by avoiding groupthink. NextEra’s Board sets the tone from the top and the disclosure of a Board Matrix would signal to NextEra’s employees, customers, suppliers, and investors that the directors themselves are practicing diversity and inclusion in NextEra’s boardroom.
Many institutional investors prioritize board diversity in their proxy voting guidelines and engagement initiatives. Significant time and resources must be spent by investors to ascertain director information from ambiguous, and aggregate company disclosures or they must rely on data providers, which also draws from the same, imprecise sources. Even when photographs are provided, investors and data providers may be unable to appropriately determine the race or ethnicity of directors. As a result, it can be unnecessarily challenging for investors to fulfill their fiduciary duties and vote according to their own proxy voting guidelines.
In its 2022 proxy statement, NextEra provides separate disclosure of its directors’ diversity and skills in aggregate. The disclosures do not enable investors to determine the comparative strengths of individual directors nor their self-identified race/ethnicity. Carbon-based sources account for roughly half of NextEra’s generating capacity, underscoring the need for a climate-competent Board to oversee NextEra’s transition to a low carbon economy
A Board Matrix would enable investors to make better informed proxy voting decisions by providing them with consistent, comparable and accurate data concerning NextEra’s directors in a structured and decision-useful format. Such information would enable investors to: (1) assess how well-suited individual director nominees are for NextEra in light of its long-term business strategy and risks, including the overall mix of director attributes and skills; (2) identify any gaps in skills or attributes; and (3) make meaningful, year-over-year comparisons of the Board’s composition; and (4) ascertain the self-identified gender, race/ethnicity, skills and attributes of any particular director who has assumed leadership roles on the board/committees, as well as his/her/their tenure.
The proposal neither prevents nor discourages NextEra from disclosing any other data or information that the Board believes is relevant.
Other leading companies, such as CMS Energy, Intel, 3M, Home Depot, and Wells Fargo have published a Board Matrix with individualized director data in a decision-useful format. Their matrices also use EEO-1 categories for disclosing the diversity of individual directors, which allows for consistent and comparable data.
We urge shareholders to vote FOR this proposal.
22 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Business of the Annual Meeting
The Board unanimously recommends a vote AGAINST the foregoing proposal for the following reasons:
The Board believes that adopting the shareholder proposal would not be in the best interests of the Company or its shareholders.
The Board agrees that a diversity of skills and attributes is a key quality of a well-functioning board and is important information for shareholders. Diverse Board skills and attributes ensure appropriate Board oversight. As such, the Company provides detailed information regarding the Board in its proxy statement and on its website. The Company has included a chart showing the aggregate skills and attributes of the Board since 2018.
Diversity of experiences and backgrounds are important considerations in identifying and assessing Board candidates. The success of the Board’s refreshment program is clearly evident in the results. Within the last ten years, more than half of the eight most recently elected independent directors were women or racial/ethnic minorities. Two new female directors are nominees this year, with the overall percentage of female Board nominees for the 2023 annual meeting over 30%. Over the past ten years, the Board has received significant shareholder support in annual elections, with votes on average ranging well into the mid-90 percent support.
NextEra Energy has supplemented its disclosure about Board members skills and attributes.
After conferring with the proponent prior to the 2022 annual meeting of shareholders, the Company supplemented its proxy statement with several enhancements, including: a detailed chart allowing shareholders to easily judge the collective competencies of the Board; clarity between Board qualifications and the competencies sought for director candidates; descriptions of the relevance of each competency to NextEra Energy’s business; and infographics separately identifying the Board’s gender diversity, racial/ethnic diversity and age diversity. This is in addition to the data previously disclosed, including lists of the qualifications and competencies sought by the Board. Additionally, the Board has considered diversity consistently as it engages in candidate searches. The same proposal was submitted to the 2022 annual meeting of shareholders and only received approximately 23% support.
The Board functions as a collective body on behalf of all the Company’s shareholders.
The imposition of a prescriptive matrix by individual director can promote a check-the-box approach to refreshment, thus increasing the risk of bypassing a well-qualified candidate, and may mislead shareholders into wrongly believing that only a subset of directors contribute to particular decisions or represent the Board on particular matters. Instead, the Board acts as a collective body, representing the interests of all shareholders. While individual directors leverage their experience and knowledge, Board decisions and perspectives reflect the collective wisdom of the group. The breadth of our disclosures, including the enhancements mentioned above, emphasize the collective strength of our Board and meaningfully addresses the proposal.
Unless you specify otherwise in your voting instructions, your proxy will be voted AGAINST Proposal 5.
For the above reasons, the Board unanimously recommends a vote AGAINST this proposal.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 23

Information About NextEra Energy and Management
THE COMPANY’S SECURITY TRADING POLICY
The Company’s Security Trading Policy (the “Trading Policy”) applies to all directors, officers and employees (collectively, referred to as “insiders” in the Trading Policy) of the Company and prohibits hedging transactions with respect to securities of the Company. The Trading Policy provides in relevant part as follows:
“Additional Prohibited Transactions. The Company considers it improper and inappropriate for any Company insider to engage in short-term or speculative transactions in the Company’s securities. It therefore is the Company’s policy that insiders may not engage in any of the following transactions: … Hedging Transactions. Certain forms of hedging or monetization transactions with respect to the Company’s securities, such as prepaid variable forwards, equity swaps and collars, allow an insider to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the insider to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the insider may no longer have the same objectives as the Company’s other shareholders. Therefore, these transactions are prohibited under this Policy….”
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the beneficial ownership of NextEra Energy common stock as of December 31, 2022 by the only persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock based on shares outstanding as of March 22, 2023.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	192,398,222	9.7%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	156,622,420	7.9%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	113,299,531	5.7%

(1)
This information has been derived from a statement on Schedule 13G of The Vanguard Group, filed with the SEC on February 9, 2023. As of December 31, 2022, The Vanguard Group, an investment adviser, reported that it had sole dispositive power with respect to 183,634,954 shares reported as beneficially owned, shared dispositive power with respect to 8,763,268 shares reported as beneficially owned, shared voting power as to 3,598,701 shares reported as beneficially owned and no shares with sole voting power.

(2)
This information has been derived from a statement on Schedule 13G/A of BlackRock, Inc., filed with the SEC on January 31, 2023. As of December 31, 2022, BlackRock, Inc., a parent holding company, reported that it had sole dispositive power with respect to all of the shares reported as beneficially owned and sole voting power as to 138,041,765 of such shares and no shares with shared voting or dispositive power.

(3)
This information has been derived from a statement on Schedule 13G/A of State Street Corporation, filed with the SEC on February 7, 2023. As of December 31, 2022, State Street Corporation, a parent holding company, reported that it had shared dispositive power with respect to 113,283,975 shares reported as beneficially owned, shared voting power with respect to 95,047,829 shares reported as beneficially owned and no sole voting or dispositive power.

24 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Information About NextEra Energy and Management
The table below shows the number of shares of NextEra Energy common stock beneficially owned as of March 22, 2023 by each of NextEra Energy’s directors, director nominees and NEOs and by all directors, director nominees and executive officers as a group. As of March 22, 2023, all directors, director nominees and executive officers as a group beneficially owned less than 1% of NextEra Energy common stock. No shares are pledged as security.
	COMMON STOCK BENEFICIALLY OWNED
NAME	SHARES OWNED(1)	SHARES WHICH MAY BE ACQUIRED WITHIN 60 DAYS(2)	TOTAL SHARES BENEFICIALLY OWNED(3)	PHANTOM/ DEFERRED SHARES(4)
Nicole S. Arnaboldi	—	—	—	4,047
Sherry S. Barrat	102,291	11,143	113,434	46,567
James L. Camaren	154,380	—	154,380	31,349
Deborah H. Caplan	156,653	205,954	362,607	18,003
Terrell Kirk Crews II	39,898	39,918	79,816	3,458
Kenneth B. Dunn	79,020	—	79,020	—
Naren K. Gursahaney	25,391	15,259	40,650	—
Kirk S. Hachigian	60,285	—	60,285	—
John W. Ketchum	180,995	596,495	777,490	18,642
Rebecca J. Kujawa	115,441	183,224	298,665	4,793
Amy B. Lane	22,806	21,059	43,865	—
David L. Porges	37,586	4,908	42,494	8,504
James L. Robo(5)	1,272,208(6)	3,233,561	4,505,769	1,580,017
Rudy E. Schupp	60,084	—	60,084	—
Charles E. Sieving	208,666	230,147	438,813	29,069
Eric E. Silagy(5)	250,451	832,412	1,082,863	32,400
John L. Skolds	49,820	—	49,820	—
Dev Stahlkopf	—	—	—	—
John A. Stall	10,401	—	10,401	—
Darryl L. Wilson	15,095	—	15,095	970
All directors, director nominees and executive officers as a group (24 persons)	1,599,586	2,047,370	3,646,956	172,816

(1)
Includes shares of restricted stock (performance-based for executive officers) for Messrs. Ketchum (8,983), Crews (5,397), Robo (7,613), Sieving (8,234) and Silagy (32,003), Mrs. Kujawa (19,558) and Ms. Caplan (4,267), as well as for Mrs. Barrat (31,200) and Mr. Camaren (12,800), and a total of 164,338 shares of restricted stock for all directors and executive officers as a group. The holders of such shares of restricted stock have voting power, but not dispositive power.

(2)
Includes, for executive officers, shares which may be acquired as of or within 60 days after March 22, 2023, upon the exercise of stock options and, for directors, shares payable under the Company’s Deferred Compensation Plan, amended and restated effective January 1, 2003 (the “Frozen Deferred Compensation Plan”) or the NextEra Energy, Inc. Deferred Compensation Plan effective January 1, 2005, as amended and restated through February 11, 2016, as amended (the “Successor Deferred Compensation Plan”), the receipt of which has been deferred until the first day of the month after termination of service as a Board member, except for Messrs. Porges and Wilson, the receipt of which a portion or all has been deferred until the first day of the year after termination of service as a Board member. The Frozen Deferred Compensation Plan and the Successor Deferred Compensation Plan are collectively referred to as the “Deferred Compensation Plan.”

(3)
Represents the total number of shares listed under the columns “Shares Owned” and “Shares Which May Be Acquired Within 60 Days.” Under SEC rules, beneficial ownership as of any date includes any shares as to which a person, directly or indirectly, has or shares voting power or dispositive power and also any shares as to which a person has the right to acquire such voting or dispositive power as of or within 60 days after such date through the exercise of any stock option or other right.

(4)
Includes phantom shares under the FPL Group, Inc. Supplemental Executive Retirement Plan, amended and restated effective April 1, 1997 (the “Frozen SERP”), and the NextEra Energy, Inc. (f/k/a FPL Group, Inc.) Supplemental Executive Retirement Plan, amended and restated effective January 1, 2005 (the “Restated SERP”). The Frozen SERP and the Restated SERP are collectively referred to as the “SERP.” Also includes, for Mr. Robo, 312,678 shares held by the trustee of a grantor trust pursuant to a deferred stock grant made under the LTIP, as to which he has neither voting nor dispositive power, 201,946 shares, the receipt of which is deferred pursuant to the terms of a deferred stock grant under the NextEra Energy, Inc. Amended and Restated 2011 Long Term Incentive Plan (“2011 LTIP”), and 929,217 shares, the receipt of which is deferred pursuant to an election made under the NextEra Energy, Inc. Deferred Compensation Plan.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 25

Information About NextEra Energy and Management
(5)
Mr. Robo retired as Chairman, President and CEO of NextEra Energy in March 2022 and as Executive Chairman in July 2022 and, therefore, is not included in the group total. Mr. Robo’s stock ownership is as of July 2022. Mr. Silagy is no longer a Section 16 officer as of February 15, 2022 and, therefore, is not included in the group total.

(6)
Includes 419,368 shares held by Mr. Robo’s spouse’s gifting trusts, the trustee of which is Mr. Robo, 440,728 shares held by the James L. Robo Gifting Trust, the trustee of which is Mr. Robo’s spouse, and 108,960 shares owned by Mr. Robo’s spouse.

DELINQUENT SECTION 16(A) REPORTS
The Company’s directors and executive officers are required to file initial reports of ownership and reports of changes of their beneficial ownership of NextEra Energy shares with the SEC pursuant to Section 16(a) of the Exchange Act. Due to an inadvertent error, Mr. Coffey did not timely file a Form 4 for one 2022 transaction.
26 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Corporate Governance and Board Matters
CORPORATE GOVERNANCE PRINCIPLES & GUIDELINES/CODE OF ETHICS
The Board has adopted the Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the Company’s governance. NextEra Energy has adopted a Code of Business Conduct & Ethics applicable to all representatives of NextEra Energy and its subsidiaries, including directors, officers and employees, as well as a Code of Ethics for Senior Executive and Financial Officers (“Senior Code”), which applies to certain senior executive officers. These documents are available on the Company’s website at www.investor.nexteraenergy.com/corporate-governance. Any amendments or waivers of the Senior Code will be disclosed at this website address.
DIRECTOR INDEPENDENCE
The Board conducts an annual review regarding the independence from the Company’s management of each of its members and, in addition, assesses the independence of any new member at the time that the new member is considered for appointment or nomination for election to the Board. In assessing independence, the Board considers all relevant facts and circumstances and the standards established by the New York Stock Exchange (“NYSE”) and also set forth or referred to in the Governance Guidelines. The NYSE standards and the Governance Guidelines require that NextEra Energy have a majority of independent directors and that the Board must affirmatively determine that each director has no material relationship with the Company in order to determine that the director is independent. Material relationships for this purpose may include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
Based on its review, the Board determined that Nicole S. Arnaboldi, Sherry S. Barrat, James L. Camaren, Kenneth B. Dunn, Naren K. Gursahaney, Kirk S. Hachigian, Amy B. Lane, David L. Porges, Rudy E. Schupp, John L. Skolds, John A. Stall and Darryl L. Wilson, constituting all 12 non-employee directors, and Dev Stahlkopf, a non-employee director nominee, are independent under the NYSE standards and the Governance Guidelines.
In determining that Mr. Schupp is independent, the Board considered that a NextEra Energy subsidiary has employed Mr. Schupp’s son since 2011 in non-executive business roles, for a total compensation in 2022 of approximately $404,700.
In determining that Mr. Camaren is independent, the Board considered that a NextEra Energy subsidiary has employed Mr. Camaren’s son-in-law since 2021 in a non-executive business role, for a total compensation in 2022 of approximately $150,500.
BOARD LEADERSHIP STRUCTURE
The Board believes that the decision as to who should serve as chairman and as chief executive officer (“CEO”) and whether the offices should be combined or separate, is properly the responsibility of the Board to be exercised from time to time in appropriate consideration of the Company’s then-existing characteristics or circumstances. In view of the Company’s operating record, including its role as a national leader in renewable energy generation, and the operational and financial opportunities and challenges faced by the Company, the Board’s judgment is that the functioning of the Board is generally best served by maintaining a structure of having one individual serve as both chairman and CEO. The Board believes that having a single person acting in the capacities of chairman and CEO promotes unified leadership and direction for the Board and executive management and allows for a single, clear focus for the chain of command to execute the Company’s strategic initiatives and business plans and to address its challenges. However, in certain circumstances, such as the transition from one CEO to another, the Board believes that it may be appropriate for the roles of the CEO and the chairman to be separated. Upon the retirement of Mr. Robo as executive chairman in July 2022, Mr. Ketchum was appointed chairman and the roles of NextEra Energy’s chairman and CEO were combined.
The Board has an independent Lead Director selected by and from the independent directors (with strong consideration given to present and past committee chairs). The Lead Director serves a two-year term commencing on the date of the Company’s annual meeting of shareholders. Unless the independent directors determine otherwise due to particular circumstances, no director will serve as the Lead Director for more than one two-year term on a consecutive basis. In order to promote an effective and orderly CEO succession and transition, Sherry S. Barrat was reappointed as the Lead Director in May 2022, having been appointed initially in May 2020. The independent directors will appoint a successor to Mrs. Barrat as the Lead Director at the meeting of the Board immediately following the 2024 annual meeting.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 27

Corporate Governance and Board Matters
The Lead Director has the following duties and authorities:
»
act, on a non-exclusive basis, as liaison between the independent directors and the chairman;
»
approve the Board agenda and information sent to the Board;
»
preside at Board meetings in the absence of the chairman and chair executive sessions of the non-management directors;
»
approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;
»
call executive sessions of the independent directors;
»
if requested by major shareholders, be available, when appropriate, for consultation and direct communication consistent with the Company’s policies regarding communications with shareholders;
»
communicate Board member feedback to the CEO; and
»
have such other duties as may from time to time be assigned by the Board.
The Board believes that having an independent Lead Director, regular Board and committee executive sessions, a substantial majority of independent directors and the corporate governance structures and processes described in this proxy statement allow the Board to maintain effective oversight of management.
BOARD ROLE IN RISK OVERSIGHT
The Board discharges its risk oversight responsibilities primarily through its committees. The Board exercises its role in risk oversight in a variety of ways, including the following:

AUDIT COMMITTEE	FINANCE & INVESTMENT COMMITEE	NUCLEAR COMMITEE	COMPENSATION COMMITTEE

»
Oversees the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and the Company’s accounting and financial reporting processes
»
Oversees compliance with legal and regulatory requirements
»
Discusses with management the Company’s policies with respect to risk assessment and risk management
»
Reviews and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures
»
Ensures that risks identified from time to time as major risks are reviewed by the Board or a Board committee

»
Reviews and monitors the Company’s financing plans
»
Reviews and makes recommendations regarding the Company’s dividend policy
»
Reviews risk management activities and exposures related to the Company’s energy trading and marketing operations
»
Reviews the Company’s major insurance lines
»
Oversees the risks associated with financing strategy, financial policies and the use of financial instruments, including derivatives

»
Reviews the safety, reliability and quality of nuclear operations
»
Reviews reports issued by external oversight groups
»
Reviews the Company’s long-term strategies and plans related to its nuclear operations

»
Oversees compensation-related risks, including annually reviewing management’s assessment of risks related to employee compensation programs
»
Oversees the compensation risk mitigation practices and controls that the Company has in place

NextEra Energy’s CEO, as the Company’s chief risk officer, together with other members of the Company’s senior management team, oversees the execution and monitoring of the Company’s risk management policies and procedures. NextEra Energy’s management maintains a number of risk oversight committees that assess operational and financial risks throughout the Company. NextEra Energy also has a Corporate Risk Management Committee, composed of senior executives, that assesses the Company’s strategic risks and the strategies employed to mitigate those risks. The Board
28 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Corporate Governance and Board Matters
committees discussed above meet periodically with the Company’s senior management team to review the Company’s risk management practices and key findings. Additionally, the Board’s role in oversight of ESG issues is discussed in more detail on page 8.
BOARD EVALUATIONS
Each year the Board engages in a self-evaluation process which is conducted by the Governance & Nominating Committee. Members of the Board are surveyed to assess the effectiveness of the Board’s membership and oversight processes and to solicit input from members of the Board for improvements to the Board’s functions. With the input of the Governance & Nominating Committee, recommendations from Board members are incorporated into Board processes and Board agenda topics. This annual self-evaluation process ensures that the Board periodically considers improvements to Board processes and procedures.
DIRECTOR MEETINGS AND ATTENDANCE
The Board and its committees meet on a regular schedule and hold special meetings from time to time. Executive sessions of the independent directors are scheduled in the agenda for each regularly scheduled Board meeting. The Board met twelve times in 2022. Each current director attended at least 92% of the total number of Board meetings and meetings of the committees on which he or she served during 2022. Absent circumstances that cause a director to be unable to attend the Board meeting held in conjunction with the annual meeting of shareholders, Board members are required to attend the annual meeting of shareholders. All current directors attended the 2022 annual meeting of shareholders, except Directors Hachigian and Wilson, due to family obligations.
BOARD COMMITTEES
The standing committees of the Board are:
The committees regularly report their activities and actions to the full Board, generally at the next Board meeting following the committee meeting. Executive sessions are held after each regularly-scheduled committee meeting (other than quarterly earnings review meetings of the Audit Committee) and are chaired by the committee chairs. Each of the committees operates under a charter approved by the Board and each committee (other than the Executive Committee) conducts an annual self-evaluation of its performance. Current copies of the committee charters are available on the Company’s website at www.investor.nexteraenergy.com/corporate-governance. The current membership and primary functions of the committees are described below.
AUDIT COMMITTEE	Meetings in 2022: 8
Members » Naren K. Gursahaney (Chair) » Nicole S. Arnaboldi » Kenneth B. Dunn » John L. Skolds » John A. Stall » Darryl L. Wilson
Primary Responsibilities
»
Appoints the Company’s independent registered public accounting firm and approves all permitted services to be performed by the firm
»
Reviews the independent registered public accounting firm’s qualifications, performance and independence
»
Approves the engagement of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services
»
Assists the Board in overseeing the integrity of the Company’s financial statements and compliance with legal and regulatory requirements
»
Assists the Board in overseeing the performance of the Company’s internal audit function, the accounting and financial reporting processes of the Company and audits of the Company’s financial statements
»
 Establishes procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters

Qualifications
»
All members are independent and financially literate under applicable NYSE and SEC requirements
»
Mr. Gursahaney is an audit committee financial expert under the definition provided by the SEC

NEXTERA ENERGY 2023 PROXY STATEMENT ● 29

Corporate Governance and Board Matters
COMPENSATION COMMITTEE	Meetings in 2022: 5
Members » Kirk S. Hachigian (Chair) » Sherry S. Barrat » James L. Camaren » Rudy E. Schupp » Darryl L. Wilson
Primary Responsibilities
»
Reviews and approves corporate goals and objectives relevant to the compensation of the CEO and the other executive officers
»
Evaluates the performance of the CEO in light of those goals and objectives, approves the compensation of the CEO and the other executive officers, approves any compensation-related agreements for the CEO and the other executive officers and makes recommendations to the Board with respect to the non-employee directors’ compensation
»
Oversees the preparation of the Compensation Discussion & Analysis section of this proxy statement and approves the Compensation Committee Report
»
Reviews the results of the Company’s shareholder advisory vote on the compensation of the NEOs, makes recommendations to the Board with respect to incentive compensation plans and other equity-based plans and administers the Company’s annual and long-term incentive plans and non-employee directors stock plan
»
Retains, and assesses the independence of, any outside compensation consultants engaged to assist in the evaluation of executive compensation

Qualifications » All members meet the NYSE standards for independence
GOVERNANCE & NOMINATING COMMITTEE	Meetings in 2022: 7
Members » Rudy E. Schupp (Chair) » Sherry S. Barrat » Naren K. Gursahaney » Kirk S. Hachigian » Amy B. Lane » David L. Porges
Primary Responsibilities
»
Reviews the size and composition of the Board, identifies and evaluates potential nominees for election to the Board and recommends candidates for all directorships to be elected by shareholders or appointed by the Board
»
Reviews the Governance Guidelines, the Related Person Transactions Policy and the content of the Code of Business Conduct & Ethics and the Senior Code and recommends any proposed changes to the Board
»
Oversees the evaluation of the Board
»
Makes recommendations to the Board regarding the business of the annual meeting of shareholders, as well as with respect to shareholder proposals that may be considered at the annual meeting

Qualifications » All members meet the NYSE standards for independence
FINANCE & INVESTMENT COMMITTEE	Meetings in 2022: 8
Members » Amy B. Lane (Chair) » Nicole S. Arnaboldi » James L. Camaren » Kenneth B. Dunn » David L. Porges
Primary Responsibilities
»
Reviews and monitors the Company’s financing plans
»
Reviews and makes recommendations to the Board regarding the Company’s dividend policy
»
Reviews the Company’s risk management activities and exposures related to its energy trading and marketing operations
»
Reviews certain proposed capital expenditures
»
Reviews the performance of the Company’s pension, nuclear decommissioning and other investment funds

Qualifications » All members meet the NYSE standards for independence
30 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Corporate Governance and Board Matters
NUCLEAR COMMITTEE	Meetings in 2022: 4
Members » John L. Skolds (Chair) » John W. Ketchum » John A. Stall
Primary Responsibilities
»
Meets with senior members of the Company’s nuclear division
»
Reviews the operation of the Company’s nuclear division and makes reports and recommendations to the Board with respect to such matters
»
Reviews, among other matters, the safety, reliability and quality of the Company’s nuclear operations and the Company’s long-term strategies and plans for its nuclear operations

Qualifications » Mr. Skolds and Mr. Stall meet the NYSE standards for independence
EXECUTIVE COMMITTEE	Meetings in 2022: 2
Members » John W. Ketchum (Chair) » Sherry S. Barrat » Naren K. Gursahaney » Kirk S. Hachigian » Amy B. Lane » Rudy E. Schupp
Primary Responsibilities
»
Provides an efficient means of considering such matters and taking such actions as may require the attention of the Board or the exercise of the Board’s powers or authorities when the Board is not in session

CONSIDERATION OF DIRECTOR NOMINEES
Proxy access shareholder nominees
The Bylaws permit a shareholder, or a group of up to 20 shareholders, owning continuously for at least three years shares of NextEra Energy representing an aggregate of at least 3% of the Company’s outstanding shares to nominate and include in the Company’s proxy materials director nominees for up to 20% of the current membership of the Board or two directorships, whichever is greater, provided that the shareholder(s) and nominee satisfy the requirements in the Bylaws. Notice of proxy access director nominees for the 2024 annual meeting of shareholders should be addressed to:
The Corporate Secretary
NextEra Energy, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
and must be received no earlier than November 7, 2023 and no later than the close of business on December 7, 2023. A copy of the Bylaws containing the complete proxy access requirements is available on NextEra Energy’s website at www.investor.nexteraenergy.com/corporate-governance.
Other shareholder nominees
The policy of the Governance & Nominating Committee is to consider properly submitted shareholder nominations of candidates for membership on the Board. Shareholder nominations are reviewed in the same manner as candidates identified by or recommended to the Governance & Nominating Committee. Any shareholder nominations proposed for
NEXTERA ENERGY 2023 PROXY STATEMENT ● 31

Corporate Governance and Board Matters
consideration by the Governance & Nominating Committee should include the nominee’s name and qualifications for Board membership, should include all information that the Bylaws require for director nominations and should be addressed to:
The Corporate Secretary
NextEra Energy, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
A copy of the Bylaws is available on NextEra Energy’s website at www.investor.nexteraenergy.com/corporate-governance. In order for nominations to be timely under the advance notice requirements of the Bylaws for the 2024 annual meeting, they must be received no earlier than January 19, 2024 and no later than February 18, 2024.
COMMUNICATIONS WITH THE BOARD
The Board has established procedures by which shareholders and other interested parties may communicate with the Board, any Board committee, the Lead Director and any one or more of the other directors. Such parties may write to one or more of the directors:
c/o the General Counsel
NextEra Energy, Inc.
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
or send an e-mail to: boardofdirectors@nexteraenergy.com. They may also contact any member of the Audit Committee with a concern under the Code of Business Conduct & Ethics by calling 561-694-4644.
The Board has instructed the General Counsel to assist the Board in reviewing all written communications to the Board, any Board committee or any director as follows:
»
Complaints or similar communications regarding accounting, internal accounting controls or auditing matters will be handled in accordance with the NextEra Energy, Inc. and Subsidiaries Procedures for Receipt, Retention and Treatment of Complaints and Concerns Regarding Accounting, Internal Accounting Controls or Auditing Matters.

»
All other legitimate communications related to the duties and responsibilities of the Board or any committee will be promptly forwarded by the General Counsel to the applicable directors, including, as appropriate under the circumstances, to the chairman of the Board, the Lead Director and/or the appropriate committee chair.

»
All other shareholder, customer, vendor, employee and other complaints, concerns and communications will be handled by management with Board involvement as advisable with respect to those matters that management reasonably concludes to be significant.

Communications that are of a personal nature or not related to the duties and responsibilities of the Board, are unduly hostile, threatening, illegal or similarly inappropriate or unsuitable, are conclusory or vague in nature, or are surveys, junk mail, resumes, service or product inquiries or complaints, or business solicitations or advertisements, generally will not be forwarded to any director unless the director otherwise requests or the General Counsel determines otherwise.
WEBSITE DISCLOSURES
NextEra Energy will disclose the following matters, if such matters should occur, on its website at www.investor.nexteraenergy.com/corporate-governance:
»
any contributions by NextEra Energy to tax exempt organizations of which a director of the Company serves as an executive officer exceeding the greater of $1,000,000 or 2% of the organization’s revenues in any single fiscal year during the past three fiscal years; and

»
any Board determination that service by a member of the Company’s Audit Committee on the audit committees of more than three public companies does not impair the ability of that individual to serve effectively on the Company’s Audit Committee.

32 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Corporate Governance and Board Matters
TRANSACTIONS WITH RELATED PERSONS
In 2007, the Board adopted a Related Person Transactions Policy (the “Policy”) for the review and approval of Related Person Transactions by the Governance & Nominating Committee. Transactions and series of transactions exceeding $120,000 in any fiscal year involving the Company and in which any Related Person has a direct or indirect material interest are governed by the Policy. Related Persons under the Policy are executive officers, directors and nominees for director of NextEra Energy, any beneficial owner of more than 5% of any class of NextEra Energy’s voting securities and any immediate family member of any of the foregoing persons.
In considering whether to approve a Related Person Transaction, the Governance & Nominating Committee (or its Chair, to whom authority has been delegated under certain circumstances) considers such factors as it (or the Chair) deems appropriate, which may include:
(1)
the Related Person’s relationship to NextEra Energy and interest in the transaction;

(2)
the material facts of the proposed Related Person Transaction, including the proposed value of such transaction or, in the case of indebtedness, the principal amount that would be involved;

(3)
the benefits to NextEra Energy and its shareholders of the Related Person Transaction; and

(4)
an assessment of whether the Related Person Transaction is on terms that are comparable to the terms that would be available to an unrelated third party.

The Policy provides for standing approval for certain categories of Related Person Transactions without the need for specific approval by the Governance & Nominating Committee. These categories include:
(1)
certain transactions with other companies where the Related Person’s only relationship is as an employee (other than an executive officer), partner or principal, if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other company’s gross annual revenues in its most recently-completed fiscal year, and

(2)
charitable contributions, grants or endowments by NextEra Energy to charitable organizations, foundations or universities with which a Related Person’s only relationship is as an employee (other than an executive officer) or a trustee, if the aggregate amount involved does not exceed the lesser of $500,000 or 2% of the charitable organization’s total annual receipts in its most recently completed fiscal year.

During 2022, three providers of investment management and administrative services to the Company were also beneficial owners of more than 5% of NextEra Energy’s outstanding common stock. The nature and value of services provided by these 5% shareholders and their affiliates are described below:
»
BlackRock provided investment management services to the NextEra Energy, Inc. Employee Pension Plan and the Employee Retirement Savings Plan, money market fund management services to NextEra Energy subsidiaries, investment services to the decommissioning trust funds for the Duane Arnold and Point Beach nuclear plants and cash management fees; it received fees of approximately $1,077,700 for such services in 2022;

»
State Street provided investment management and administrative services to the NextEra Energy, Inc. Employee Pension Plan and Employee Retirement Savings Plan and investment services to the decommissioning trust funds for FPL, Duane Arnold, Point Beach and Seabrook nuclear plants; it received fees of approximately $635,100 for such services in 2022; and

»
Vanguard provided investment management and administrative services to the NextEra Energy, Inc. Employee Retirement Savings Plan and received fees of approximately $863,300 for such services in 2022.

During 2022, the adult son of Mr. Rudy E. Schupp was employed by a subsidiary of NextEra Energy as a Sr. Director Development. His total compensation for 2022 was approximately $404,700 and he was eligible for Company benefits available to all other employees in a similar position.
During 2022, the adult son-in-law of Mr. James L. Camaren was employed as a Sr. Financial Analyst in the Company’s Financial Planning and Analysis Group. His total compensation for 2022 was approximately $150,500 and he was eligible for Company benefits available to all other employees in a similar position.
During 2022, the adult brother-in-law of Mr. Michael Dunne, a Company officer, was a partner in the law firm of Kirkland & Ellis LLP (“Kirkland & Ellis”) and a Company subsidiary paid Kirkland & Ellis $161,343 for legal services in connection with legal advice and analysis related to solar tariffs and anticircumvention duties.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 33

Audit-Related Matters
AUDIT COMMITTEE REPORT
The Audit Committee submits the following report for 2022:
In accordance with the written Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2022, the Audit Committee met eight times, including four meetings where, among other things, the Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the chief financial officer, the chief accounting officer and the independent registered public accounting firm prior to public release.
In discharging its oversight responsibility as to the audit process, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence. The Audit Committee has reviewed any relationships that may affect the objectivity and independence of the independent registered public accounting firm and has satisfied itself as to the firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, resources and staffing. The Audit Committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks.
The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees,” and discussed and reviewed the results of the firm’s audit of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.
The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2022 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the audit of those statements.
Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.
In addition, and in accordance with the Audit Committee Charter, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm management’s internal control report, management’s assessment of the internal control structure and procedures of the Company for financial reporting and the independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting, all as required to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s independent registered public accounting firm and management. In discharging its duties, the Audit Committee has relied on (1) management’s representations to us that the financial statements prepared by management have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (2) the report of the independent registered public accounting firm with respect to such financial statements.
Respectfully submitted,
THE AUDIT COMMITTEE

Naren K. Gursahaney, Chair	Nicole S. Arnaboldi	Kenneth B. Dunn	John L. Skolds	John A. Stall	Darryl L. Wilson
34 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Audit-Related Matters
FEES PAID TO DELOITTE & TOUCHE
The following table presents fees billed for professional services rendered by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, for the fiscal years ended December 31, 2022 and 2021.
DELOITTE & TOUCHE FEES	2022 ($)	2021 ($)
Audit fees(1)	6,965,000	6,853,000
Audit-related fees(2)	3,504,000	4,169,000
Tax fees(3)	1,120,000	599,000
All other fees(4)	285,000	102,000
Total Fees	11,874,000	11,723,000

(1)
Audit fees consist of fees billed for professional services rendered for the audit of NextEra Energy’s and FPL’s annual consolidated financial statements for the fiscal year, the reviews of the financial statements included in NextEra Energy’s and FPL’s Quarterly Reports on Form 10-Q filed during the fiscal year and the audit of the effectiveness of internal control over financial reporting, comfort letters and consents.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of NextEra Energy’s and FPL’s consolidated financial statements and are not reported under “Audit Fees.” These fees primarily related to audits of subsidiary financial statements, consultations on transactions and financial systems pre-implementation internal control assessment.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance and tax advice and planning. These fees primarily related to research and development tax credit advice and planning services.

(4)
All other fees consist of fees for products and services other than the services reported under the other named categories. In 2022, these fees relate to training and advisory services for Human Resources optimization and, in 2021, these fees relate to training and advisory services for development of a request for proposal on financial systems implementation services.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
In accordance with the requirements of Sarbanes-Oxley, the Audit Committee Charter and the Audit Committee’s pre-approval policy for services provided by the independent registered public accounting firm, all services performed by Deloitte & Touche are approved in advance by the Audit Committee. Permitted services specifically identified in an appendix to the pre-approval policy for which the fee is expected to be $500,000 or less are pre-approved by the Audit Committee each year. This pre-approval allows management to obtain the specified permitted services on an as-needed basis during the year, provided any such services are reviewed with the Audit Committee at its next regularly scheduled meeting. Any permitted service for which the fee is expected to exceed $500,000, or that involves a service not listed on the pre-approval list, must be specifically approved by the Audit Committee prior to commencement of such service. The Audit Committee has delegated to the Chair of the Audit Committee the right to approve audit, audit-related, tax and other services, within certain limitations, between meetings of the Audit Committee, provided any such decision is presented to the Audit Committee at its next regularly scheduled meeting. At each Audit Committee meeting (other than meetings held solely to review earnings materials), the Audit Committee reviews a schedule of services and the estimated fees for those services for which Deloitte & Touche has been engaged since the prior Audit Committee meeting under existing pre-approvals. In 2022 and 2021, no services provided to NextEra Energy or FPL by Deloitte & Touche were approved by the Audit Committee after services were rendered pursuant to Rule 2-01(c)(7)(i)(C) of the SEC’s Regulation S-X (which provides a waiver of the otherwise applicable pre-approval requirement under certain conditions).
The Audit Committee has determined that the non-audit services provided by Deloitte & Touche during 2022 and 2021 were compatible with maintaining that firm’s independence.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 35

Executive Compensation
COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion & Analysis (also referred to as “CD&A”) explains our 2022 executive compensation program for our NEOs. Our executive compensation program for NEOs generally applies to our Company’s other executive officers, as well. Please read this discussion and analysis together with the tables and related narrative about executive compensation which follow.
CD&A CONTENTS
37	I. HIGHLIGHTS
43	II. Design of Our Executive Compensation Program
45	III. How We Make Compensation Decisions
48	IV. 2022 Named Executive Officer Compensation
56	V. Other Practices and Policies Related to Compensation
59	VI. POST-EMPLOYMENT COMPENSATION
60	VII. TAX CONSIDERATIONS

Named executive officers
Below are our NEOs during 2022 whose compensation is described in this Compensation Discussion & Analysis. As a result of the leadership changes, this year’s Proxy Statement includes seven NEOs.
NEOS AND TITLES(1)

JOHN W. KETCHUM	TERRELL KIRK CREWS II	REBECCA J. KUJAWA	CHARLES E. SIEVING
Chairman, President and Chief Executive Officer, NextEra Energy and Chairman, FPL	Executive Vice President, Finance and Chief Financial Officer, NextEra Energy and FPL	President and Chief Executive Officer, NextEra Energy Resources	Executive Vice President and General Counsel, NextEra Energy and Executive Vice President, FPL

DEBORAH H. CAPLAN	JAMES L. ROBO	ERIC E. SILAGY
Executive Vice President, Human Resources and Corporate Services, NextEra Energy and FPL	Former Executive Chairman, NextEra Energy	Former Chairman, President and Chief Executive Officer, FPL

(1)
Effective March 1, 2022, Mr. Ketchum was appointed President and Chief Executive Officer of NextEra Energy, Mrs. Kujawa was appointed President and Chief Executive Officer of NextEra Energy Resources and Mr. Crews was appointed Executive Vice President, Finance and Chief Financial Officer of NextEra Energy and FPL. Mr. Ketchum previously served as President and Chief Executive Officer of NextEra Energy Resources. Mrs. Kujawa previously served as Executive Vice President, Finance and Chief Financial Officer of NextEra Energy and FPL. Mr. Crews previously served as Vice President, Business Management of NextEra Energy Resources. Effective March 1, 2022, Mr. Silagy was appointed Chairman of FPL and served as Chairman, President and Chief Executive Officer of FPL until February 15, 2023. Mr. Ketchum was appointed Chairman of FPL on February 15, 2023. Effective March 1, 2022, Mr. Robo was appointed Executive Chairman of NextEra Energy and retired as Chairman, President and Chief Executive Officer of NextEra Energy. Mr. Robo served as Chairman of FPL until March 1, 2022 and retired as Executive Chairman of NextEra Energy on July 30, 2022.

36 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Executive Compensation
I.
Highlights

Delivering for shareholders, customers and community while successfully executing our CEO succession plan to position the organization for the future

2022 was a pivotal year for the Company as we delivered strong performance across the spectrum of factors, both financial and non-financial. The execution on these key pillars contributed to both near and longer-term value for stakeholders, including:

COMMITMENT TO CUSTOMERS AND COMMUNITY
»
We served our customers and communities who dealt with Hurricane Ian, one of the most destructive storms to ever make landfall in the United States. We were able to restore power at the fastest rate in Company history so our customers and their communities could begin the rebuilding process.

BUILDING ON LEADERSHIP
»
We executed on our senior leadership transition plan in which our CEO and Chairman, James L. Robo retired and was succeeded by John W. Ketchum. This orderly and thoughtful process was designed to ensure minimum disruption in near term results, while positioning the Company for long-term continued growth and success.

CORPORATE RESPONSIBILITY
»
NextEra Energy continues to be recognized as a leader in corporate responsibility. In 2023, NextEra Energy was named by Fortune Magazine as the World’s Most Admired Electric & Gas Utility for the sixteenth time in the last seventeen years. In 2022, Newsweek named NextEra Energy to its list of America’s Most Responsible Companies.

RECORD FINACIAL RESULTS » We continued our long history of delivering outstanding results for shareholders reflected in our record financial performance and operational excellence.
For the full year 2022, NextEra Energy reported net income attributable to NextEra Energy on a GAAP basis of $4.147 billion, or $2.10 per share. We also achieved company-record adjusted earnings* of $5.742 billion and adjusted EPS* of $2.90. Moreover, record or near-record adjusted EPS growth and adjusted ROE for 2022 improved our three-year adjusted EPS growth and adjusted ROE profiles, as shown below.
NET INCOME ATTRIBUTABLE TO NEXTERA ENERGY ON A GAAP BASIS	ADJUSTED EARNINGS*	ADJUSTED EPS*

$4.147B or $2.10 per share	$5.742B a company record	$2.90 a company record

*
This measure is not a financial measure calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 37

Executive Compensation
NEXTERA ENERGY KEY METRICS
Metric	Data	Detail
Adjusted EPS Growth (1-year)*	13.7%	2021-2022 YoY Growth
Adjusted EPS Growth (3-year)*	11.5%	2020-2022 Average
Adjusted ROE (1-year)*	15.3%	2022 Return on Equity
Adjusted ROE (3-year)*	14.6%	2020-2022 Average
These significant accomplishments came as NextEra Energy also continued to be a leader among the ten largest U.S. utilities (based on market capitalization**) in many financial metrics, including those shown below.
NEXTERA ENERGY RANK VS. TEN LARGEST U.S. UTILITIES BASED ON MARKET CAP**
Metric	Rank	Detail
Adjusted EPS Growth*	#1	1-, 3-, 5-, 7- and 10-year
Adjusted ROE*	#1	1-, 3-, 5-, 7- and 10-year
TSR	#1	5-, 7- and 10-year

*
This measure is not a financial measure calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Appendix A to this proxy statement for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure. Adjusted ROE is described on page 49.

**
Market capitalization is as of December 31, 2022; rankings are sourced from FactSet Research Systems Inc.

The returns that NextEra Energy generated for its shareholders were attributable to outstanding 2022 performance by our Company’s two principal operating businesses, FPL and NextEra Energy Resources.
FPL	NEXTERA ENERGY RESOURCES
Achieved top-decile performance in minutes of service unavailability per customer and best-ever performance in frequency of momentaries	Originated 6,946 MWs of renewable projects
FPL was recognized in 2022 as one of the most trusted U.S. electric utilities by Escalent for the ninth consecutive year.	Delivered strong performance in wind development, with approximately 3,833 MWs of new wind projects added
Delivered best-in-class performance in per-customer O&M expense and top-decile overall fossil fleet generation availability of 93.0%	Delivered strong performance in solar development, adding 2,555 contracted MWs of solar development
The Edison Electric Institute (EEI) honored FPL with its Emergency Response Award for the company’s power restoration efforts following Hurricane Ian	Leader in the U.S. in grid-scale battery storage, adding 558 MWs of storage development
In 2022 won the ReliabilityOne® National Reliability Award for the seventh time in the last eight years.	Achieved top-decile OSHA recordable rate of 0.29
CEO succession
After 20 years of service to NextEra Energy, including the last ten during which he served as our CEO, James L. Robo retired from the Company effective July 30, 2022. Under Mr. Robo’s leadership as CEO, NextEra Energy delivered a gain of more than 493% total shareholder return, outperforming all the companies in the S&P 500 Utilities Index by 334% and the companies in the S&P 500 Index by 204%. In addition, NextEra Energy achieved unparalleled success across every major metric by which the Company is evaluated and has been transformed into a world leader in clean energy and the world’s largest electric company by market capitalization.
CEO succession is a critical and defining moment for any company, and our Board oversaw this change of leadership thoughtfully. Working in close partnership with Mr. Robo, the Board identified John W. Ketchum as Mr. Robo’s successor. Effective March 1, 2022, Mr. Ketchum became a member of the Board and the President and CEO of NextEra Energy and Mr. Robo transitioned to Executive Chairman. Effective July 30, 2022, Mr. Robo retired as Executive Chairman and John Ketchum became Chairman of the Board, President and CEO of NextEra Energy.
38 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Executive Compensation
Mr. Robo leaves an enduring legacy at NextEra Energy, culminating in the successful leadership transition that was directly enabled by the quality and strength of an exceptional next generation of talent recruited and mentored by Mr. Robo. In the judgment of our Board, Mr. Robo demonstrated exemplary leadership not only during his tenure, but, and perhaps more importantly, also as he prepared for the handover to Mr. Ketchum and a new generation of NextEra Energy leaders. To recognize and reward Mr. Robo’s long term leadership, which are indicative of his commitment to act in the best interests of NextEra Energy and position it for ongoing success, the Compensation Committee exercised discretion to provide continued vesting for Mr. Robo’s unvested equity awards. As discussed below, in the absence of this action, Mr. Robo would have immediately forfeited a portion of his unvested equity upon retirement. The Compensation Committee, in consultation with the full Board, determined the aforementioned immediate forfeiture would have been an unfair and penalizing outcome for an extraordinary CEO who delivered for our shareholders, our customers and our employees.
Under the terms of NextEra Energy’s equity awards, executives who qualify for retirement on or after age 55 after completing at least ten years of continuous service with the Company are generally entitled to continued vesting with respect to a prorated portion of their unvested equity awards; the Compensation Committee retains discretion to determine whether to provide continued vesting for the full unvested balance. To the extent applicable, the retirement treatment provides for continued (rather than accelerated) vesting, which ensures that a retiring executive remains subject to NextEra Energy’s stock price performance through the scheduled vesting dates, thereby continuing the alignment of a retiring executive’s economic interests with our shareholders’ returns during the same time frame. The retirement provisions in our equity awards have been carefully structured and the retained discretion is intentional to enable the Compensation Committee to assess, on a case-by-case basis, whether a retiring executive has demonstrated the type of commitment and contribution that is worthy of the additional continued vesting benefit. We believe this discretion is a valuable compensation tool to motivate and reward actions and behaviors that are in the long-term best interests of NextEra Energy and our shareholders, including during the period leading up to eventual retirement.
Notwithstanding that the grant date fair value expense of Mr. Robo’s 2020, 2021 and 2022 outstanding equity awards are already disclosed in the Summary Compensation Table, as a result of certain technical SEC and accounting rules, the Compensation Committee’s exercised discretion caused a new reportable expense attributable to Mr. Robo’s compensation in 2022. Specifically, the Compensation Committee’s determination to permit continued vesting with respect to the balance of Mr. Robo’s outstanding awards resulted in a $24,126,448 “remeasurement” expense under FASB ASC Topic 718 and this amount is required to be reported in the Summary Compensation Table and Grants of Plan Based Award Table under SEC rules. See Table 1a: 2022 Summary Compensation Table and Table 2: 2022 Grants of Plan-Based Awards. The Compensation Committee views grants as part of each NEO’s compensation in the year granted, even though shares will not be issued, if at all, or vest until later years.
Delivering long-term value to shareholders
NextEra Energy has delivered consistently superior company performance over many years, driven in large part by an enduring executive compensation program that aligns with the Company’s strong pay for performance philosophy. Our program incentivizes our executives through the application of both annual and multi-year operational and financial performance measures, as well as through the application of a multi-year relative TSR performance measure. The structure is intended to drive consistent, long-term performance in an industry such as ours, where large capital investment decisions for infrastructure projects which, if developed well over a generally long development cycle and subsequently operated well year-in and year-out, should provide positive, growing returns over extended periods. The structure also acknowledges the historically longer-term economic cycles inherent in the power industry and the sporadic volatility that the power industry experiences from time-to-time.
Our strong pay for performance philosophy has contributed to our robust company performance. Our incentive systems reward for year-over-year execution and our 2022 performance shown in the table below resulted in payouts under our primary incentives as discussed beginning on page 48.

FINANCIAL PERFORMANCE (50%)	OPERATIONAL PERFORMANCE (50%)	OVERALL PERFORMANCE RATING
2022 Adjusted EPS Growth: 13.7%
2022 Adjusted ROE: 15.3%
2.00	1.69	1.85
NEXTERA ENERGY 2023 PROXY STATEMENT ● 39

Executive Compensation
NextEra Energy’s total shareholder return continues to deliver strong results:
NEXTERA ENERGY TSR VS. S&P 500 INDEX AND S&P 500 GROWTH INDEX
NEXTERA ENERGY VS. INDICES	1-YEAR TSR	3-YEAR TSR	5-YEAR TSR	7-YEAR TSR	10-YEAR TSR
NextEra Energy	(8.6)%	46.7%	139.3%	280.8%	528.1%
S&P 500 Index	(18.1)%	24.8%	56.9%	114.0%	226.5%
S&P 500 Growth Index	(29.4)%	24.4%	63.1%	122.2%	257.6%
NEE Rank	#1	#1	#1	#1	#1
Although neither the S&P 500 Index nor the S&P 500 Growth Index are peer groups for the purposes of executive compensation, our Company’s outperformance relative to those indices, in some cases over many years, demonstrates that our executive compensation program is incentivizing management to make decisions that deliver long-term value to shareholders relative to some of the highest-performing companies in the world.
Responding to our shareholders — 2022 say-on-pay vote and shareholder outreach
In 2022, we held our twelfth annual advisory vote to approve NEO compensation, commonly known as “say-on-pay.” In 2022, we sought to engage with shareholders who, in the aggregate, represented approximately 55% of our outstanding shares, and held discussions with those who agreed to our request for engagement. Our engagement efforts are discussed in more detail on page 8.
Shareholders were generally supportive of our executive compensation program and of our overall corporate governance practices. Prior to making determinations about 2023 NEO total compensation opportunities, the Compensation Committee reviewed the results of the 2022 say-on-pay vote, noting 82.3% of those voting had voted “FOR” the Company’s compensation of its NEOs compared to 92.3% in 2021. After considering feedback received from shareholders, the Compensation Committee retained the overall structure of the compensation program, but did not grant any off-cycle long-term incentive awards to NEOs in 2022.
40 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Executive Compensation
Our commitment to best practices
WHAT WE DO	WHAT WE DO NOT DO

Tie pay to performance; 90% of the CEO’s actual direct 2022 compensation was performance-based

Use industry benchmarks when setting operational goals and when reviewing actual performance and generally target top-decile or top-quartile performance as compared to our industry on operational measures

Take steps to mitigate undue risk related to compensation, including using a clawback policy, stock ownership and retention requirements and multiple performance metrics; the Compensation Committee believes none of the Company’s compensation programs creates risks that are reasonably likely to have a material adverse impact on the Company, which the Compensation Committee validates through an annual comprehensive risk assessment of incentive compensation plans

Have robust stock ownership guidelines which all NEOs exceed

Require executive officers to hold performance-based restricted stock for two years after vesting

Have a minimum full vesting period for stock options and performance-based restricted stock, generally three years

Use an independent compensation consultant

Engage in shareholder outreach and regularly assess the executive compensation program against shareholder input, emerging trends and other factors

Require NEOs to enter into Rule 10b5-1 plans with minimum waiting periods to transact trades in company securities

No CEO employment agreement

No tax gross-ups of NEO perquisites

No excise tax gross-up provisions in change in control agreements entered into since 2009

No repricing of underwater stock options

No share recycling under equity compensation plans

No hedging of company securities by NEOs or directors permitted under securities trading policy

No pledging of company securities

No guaranteed annual or multi-year bonuses

Other executive transitions
Effective March 1, 2022, Eric E. Silagy, President and CEO of FPL, was also appointed Chairman of FPL and served as Chairman, President and CEO of FPL until February 2023. Also effective March 1, 2022, Rebecca J. Kujawa succeeded Mr. Ketchum as President and CEO of NextEra Energy Resources and Terrell Kirk Crews II succeeded Mrs. Kujawa as Executive Vice President, Finance and Chief Financial Officer of the Company.
How the Company’s annual incentive plan and long-term incentives contribute to our Real Zero emissions goal
Achieving the Company’s Real Zero emissions goal by 2045 as described on page 6 will require continued operational excellence and large-scale renewable deployment, both at FPL and NextEra Energy Resources. Several of the metrics in the Company’s annual incentive plan tie to both continued operational performance, as well as renewables development. At FPL, achieving its capital expenditure goal will result in achieving our Real Zero goal since a substantial portion of FPL’s capital expenditures are tied to solar generation. At NextEra Energy Resources, completing the development and construction of our wind, solar and battery storage projects on schedule and on budget, as well as adding significant new wind, solar and battery storage opportunities to our backlog are vitally important to achieving our Real Zero goal.
In addition to operational metrics, the Company’s performance shares awarded to senior executives also have metrics tied to adjusted ROE and adjusted EPS growth. The Company will only achieve its adjusted ROE and EPS growth goals by executing on our business strategy to deploy renewables at NextEra Energy Resources and executing our solar generation expansion at FPL, which directly incentivizes reaching our Real Zero goal.
In addition to those metrics in our annual incentive plan and our performance shares that incentivize reaching our Real Zero goal, our executive compensation program also includes goals tied to customer value, employee safety and compliance with environmental regulations, a variety of which have been included as compensation metrics since 2001.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 41

Executive Compensation
Other compensation metrics tied to ESG include:
CUSTOMER VALUE PROPOSITION	OPERATIONAL PERFORMANCE	SAFETY

To emphasize the delivery of a sustainable, outstanding customer value proposition, compensation metrics include:
»
O&M costs per retail MWh,
»
capital expenditures,
»
service reliability, and
»
customer satisfaction scores.
These metrics are intended to drive the sustainable delivery of:
»
low bills,
»
high reliability,
»
clean energy solutions, and
»
outstanding customer service.

Intended to support continued efficient and reliable delivery of clean energy to our customers.
These metrics include:
»
availability metrics across the generation fleets, and
»
reliability metrics for the transmission and distribution grid.

Safety is a Company priority.
»
The number of OSHA recordable incidents is included to emphasize the Company’s focus on a zero-accident workplace and incentivize senior executive leadership on safety issues.

ENVIRONMENTAL EVENTS
To support our commitment to the environment, metrics include: » achieving zero significant environmental violations across all of our businesses.
42 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Executive Compensation
II.
Design of our executive compensation program

Compensation elements designed to align with our strategy

Our executive compensation program is designed to attract, retain, motivate, reward and develop high-quality, high-performing executive leadership whose talent and expertise should increase the prospects of the Company to create and sustain long-term and superior shareholder value relative to our peers.

As discussed in more detail below, NEO direct compensation has three principal elements: base salary, annual incentive awards and equity compensation.
		ELEMENT	HOW IT IS PAID	DESCRIPTION
◀ FIXED ▶	Short- Term	BASE SALARY	Cash	Fixed amount reflects the responsibilities and day-to-day contributions of the NEOs.
◀ “AT-RISK” REWARDS ▶		ANNUAL INCENTIVE AWARDS	Cash
Financial metrics
»
The financial measures are the Company’s one-year adjusted EPS growth and adjusted return on equity (“ROE”) compared to the ten-year average of the companies in the S&P 500 Utilities Index.

Reward participants for achievement of a set of key financial and operational performance measures, the majority of which are based on industry benchmarks and for which payouts depend on Company performance relative to those benchmarks.

Operational metrics » The operational measures are focused on operational performance relative to industry performance.
	Long- Term	EQUITY COMPENSATION	Performance share awards
Granted for three-year performance periods to drive intermediate results. Payouts of performance share awards are based on two distinct measurements:
1.
three-year adjusted EPS growth and adjusted ROE relative to the ten-year average of the companies in the S&P 500 Utilities Index, and

2.
the average of annual performance on core operational performance measures relative to industry peers for each of three consecutive years.

These award payouts are modified by ± 20% based on our three-year TSR relative to the top ten power companies by market cap (a subset of the S&P 500 Utilities Index).

			Performance-based restricted stock awards	Vest ratably over three years only if the Company achieves a specified annual adjusted earnings goal each year.
			Performance-based restricted NEP common units	Vest ratably over three years only if NEP achieves a specified annual adjusted EBITDA goal each year.
Nonqualified stock option awards
Granted subject to a three-year ratable vesting period, having a ten-year term and delivering value to executives only if the Company’s stock price at exercise exceeds the stock price on the grant date of the award.

The Compensation Committee believes these core elements align with the fundamental objective of our compensation program to create superior shareholder value.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 43

Executive Compensation
Key practices of our compensation program align executive and shareholder interests
1. We set target total direct compensation opportunity and pay mix to support the goals of shareholder value creation and executive retention	2. We link NEO financial success to shareholder value creation.

»
Each NEO’s 2022 target compensation opportunity was set with reference to two benchmarking groups energy services and general industry. These groups represent the broad, competitive labor market from which we recruit and compete for executive talent. This target opportunity is allocated over several forms of compensation, the mix of which supports shareholder value creation and executive retention.

»
All NEOs’ 2022 compensation included a significant element of equity compensation, supported by:
•
robust stock ownership guidelines,

•
performance hurdles,

•
vesting schedules, and

•
the potential for clawback.

3. We value and review our performance relative to that of our competitors and peers whenever possible, rather than relative to arbitrary goals.	4. Our principal financial metrics in 2022 were adjusted ROE and adjusted EPS growth.

»
Our basic principle underlying the linkage between our financial and operational performance and executive compensation is that superior relative performance will result in above-target compensation, while inferior relative performance will result in below-target compensation. Wherever comparable information was available, our 2022 financial and operational performance was measured relative to industry performance.

»
Our 2022 plan measures adjusted ROE and adjusted EPS growth compared to the S&P 500 Utilities Index over a ten-year period. The Compensation Committee believes these financial metrics:
•
are objective,

•
require superior performance,

•
are aligned with creating shareholder value, and

•
encourage stretch goals.

The Compensation Committee believes a ten-year period is appropriate due to the historically longer-term economic cycles inherent in the power industry and the sporadic volatility the power industry experiences from time-to-time. The Compensation Committee accordingly believes a ten-year period reduces the likelihood, in any given year, inappropriate metrics will be established as a result of short-term industry anomalies.

Our target pay mix is heavily weighted toward performance
The Compensation Committee believes a significant portion of each NEO’s total direct compensation opportunity should be performance-based, reflecting both upside and downside potential.
When determining the proportion of total compensation of each compensation element in 2022, the Compensation Committee reviewed current market practices and industry trends, taking into consideration the Company’s preference for emphasizing performance-based compensation and de-emphasizing fixed compensation.
In determining performance-based compensation for 2022, the Compensation Committee sought to focus the efforts of the NEOs on a balance of short-term, intermediate-term and long-term goals. In addition, the Compensation Committee considered the NEOs’ perception of the relative values of the various elements of compensation and sought input from the CEO and the Compensation Consultant.
Approximately 88% of our CEO’s pay is performance-based, which creates strong alignment with the interests of our shareholders and reinforces our pay for performance culture.
44 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Executive Compensation
TOTAL DIRECT COMPENSATION — TARGET PAY MIX
III. How we make compensation decisions
Compensation Committee role and processes; Role of external consultant
The Compensation Committee plans its agendas to ensure a thorough and thoughtful decision process. Typically, information regarding strategic decisions with respect to the NEOs is presented at one meeting to the Compensation Committee, which makes its decision at a subsequent meeting. This allows time for follow-up questions from Compensation Committee members in advance of the final decision. The Compensation Committee may not delegate its authority.
The Compensation Committee had an executive session at the end of each of its 2022 meetings, during which no executive officers were present. During the appropriate executive sessions, the Compensation Committee:
»
evaluated the performance of the chairman and CEO,
»
discussed and approved the compensation of the chairman and CEO,
»
met with the Compensation Consultant, and
»
discussed and considered such other matters as it deemed appropriate including succession planning for key executive positions.

During 2022, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”), an independent executive compensation consulting firm which performed no other services for NextEra Energy or its affiliates, to provide advice and counsel to the Compensation Committee from time-to-time. FW Cook is sometimes referred to as the “Compensation Consultant.”
In 2022, the Compensation Consultant participated in all Compensation Committee meetings. In accordance with its engagement letter, during the 2022 executive compensation cycle, FW Cook provided the Compensation Committee and the Company with analyses and advice on topics such as pay competitiveness and executive compensation program plan design, including with respect to the executive transition awards granted in 2021. FW Cook also benchmarked and discussed with the Compensation Committee its recommendation with respect to non-employee director compensation. The Compensation Consultant also monitored current and emerging market trends and reported to the Compensation Committee on such trends and their impact on the Company’s compensation practices. In 2022, the Compensation Committee also assessed the independence of FW Cook in accordance with SEC rules and concluded that FW Cook’s work for the Compensation Committee did not raise any conflicts of interest.
Compensation resources
The Compensation Committee used its business judgment to set each NEO’s target total direct compensation opportunity for 2022 and each compensation element. The Compensation Committee based its determination on its integrated assessment of a series of factors, including:
NEXTERA ENERGY 2023 PROXY STATEMENT ● 45

Executive Compensation
»
competitive alternatives,
»
individual and team contribution and performance,
»
corporate performance,
»
complexity and importance of the role and responsibilities,
»
experience,
»
leadership and growth potential, and
»
the relationship of the NEO’s pay to the pay of NextEra Energy’s other executive officers.
There are no material differences among NEOs with respect to the application of NextEra Energy’s compensation policies or the way in which total compensation opportunity is determined.
The Compensation Committee primarily used the following resources to aid in its determination of the 2022 target total direct compensation opportunity for each NEO.
MARKET COMPARISONS/PEER GROUP
When establishing each NEO’s target total direct compensation opportunity for 2022, the Compensation Committee considered the competitive market for comparable executives and compensation opportunities provided by similar companies. Competition for executive talent primarily affects the aggregate level of the target total direct compensation opportunity available to the NEOs.

The Compensation Committee believes it is critical to the Company’s long-term performance to offer its executive officers compensation opportunities broadly commensurate with their competitive alternatives.

The Company obtained market comparison information for all NEOs from publicly-available peer group information and market survey data. The Company’s peer group is composed of a set of companies from the energy services industry and a set of companies from general industry. These companies were selected by the Compensation Committee with input from executive officers (including the CEO) and the Compensation Consultant. The Compensation Committee believes the use of companies from both the energy services industry and general industry was appropriate because the Company’s executive officers come from both within and outside the Company’s industry. The Compensation Committee believes their opportunities for alternative employment are not limited to other energy or utility companies.
For 2022, the Compensation Committee conducted a review of the then-existing 2021 peer group based on the following criteria:
SELECTION CRITERIA
ENERGY SERVICES INDUSTRY	GENERAL INDUSTRY
»
Publicly traded company with a strong United States domestic presence
»
Classified with a Standard Industrial Classification (“SIC”) code similar to the Company’s SIC code
»
Annual revenue greater than $5 billion
»
A potential source of executive talent
»
Included in an executive compensation survey database provided by a third party

»
Publicly traded company with a strong United States domestic presence
»
Member of the S&P 500
»
Considered highly reputable and highly regarded for operational excellence, product/service leadership or customer experience
»
Sustained revenues typically between 50% and 250% of the Company’s revenues
»
Consistently high performing

»
Heavily industrialized, highly regulated or a producer of consumer staples
»
Operates in an industry which may be potential sources of executive talent
»
No unusual executive pay arrangements
»
Included in an executive compensation survey database provided by a third party
»
Contribute to diversity of industry representation in this segment of the peer group

46 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Executive Compensation
Based on its review, the Compensation Committee approved for 2022 the same peer group that was approved for 2021, since all energy services industry and general industry companies continued to meet the selection criteria. The Compensation Committee believes the peer group is appropriately aligned with industries in which the Company competes for talent and the Company’s business in terms of market capitalization and scope. The 2022 comparator groups are as follows:
ENERGY SERVICES INDUSTRY (N=13)	GENERAL INDUSTRY (N=20)
» American Electric Power Company, Inc.	» 3M Company	» General Dynamics Corporation
» Consolidated Edison, Inc.	» Air Products and Chemicals, Inc.	» Halliburton Company
» Dominion Energy, Inc.	» Caterpillar Inc.	» Honeywell International, Inc.
» Duke Energy Corporation	» CIGNA Corporation	» Illinois Tool Works Inc.
» Edison International	» Danaher Corporation	» Marsh & McLennan Companies, Inc.
» Entergy Corporation	» Deere & Company	» Northrop Grumman Corporation
» Exelon Corporation	» Devon Energy Corporation	» Schlumberger Limited
» FirstEnergy Corp.	» DuPont De Nemours, Inc.	» Texas Instruments Incorporated
» PPL Corporation	» Eaton Corporation	» Thermo Fisher Scientific, Inc.
» Public Service Enterprise Group Incorporated	» Emerson Electric Co.	» Union Pacific Corporation
» Sempra Energy
» The Southern Company
» Xcel Energy Inc.
Although the Compensation Committee did not target specific total compensation levels relative to industry peers (a so-called “percentile” approach), it generally reviewed peer company data at the 50th percentile for the general industry companies and the 75th percentile for the energy services industry companies. The Compensation Committee believes these levels were appropriate because:
»
the Company’s 2021 market capitalization and assets were above the 75th percentile of its general industry peer companies and its energy services industry peer companies;

»
the Company’s 2021 market capitalization was over 125% greater than the 2nd largest energy services industry peer company’s market capitalization;

»
the Company’s practice is to make a relatively high portion of each NEO’s compensation performance-based as compared to its peers; and

»
the Company’s operations are more complex, more diverse and of a greater size than those of substantially all of its energy services industry peer companies.

Other resources
WHAT WE USE	HOW WE USE IT
“Tally sheets” and “walk-away charts”
»
Provides a check to ensure the Compensation Committee sees the full value of all elements of the NEOs’ annual compensation, both as opportunity and as actually realized, and sees the actual results of its compensation decisions in the various situations under which employment may terminate

Reviews by the CEO
»
Prior to the beginning of the year, the Compensation Committee solicits performance reviews of the other NEOs and executive officers from the CEO for use as an additional input to the Compensation Committee’s determination of target total direct compensation opportunity and, after the end of the year, whether or not to use their discretion to adjust annual incentive compensation amounts determined using the formula discussed above

NEXTERA ENERGY 2023 PROXY STATEMENT ● 47

Executive Compensation
IV. 2022 named executive officer compensation
2022 base salary
Salary increases were based on market considerations, the nature and responsibilities of each NEO’s respective position, expertise and performance, the competitiveness of each NEO’s current pay in relation to their corresponding peer group and the recommendations of the CEO. Base salary adjustments are typically effective as of January 1 each year; however, 2022 base salary increases for Messrs. Ketchum and Mrs. Kujawa were effective as of March 1, 2022 in connection with their promotions.
CHANGE IN NEO BASE SALARY
NAMED EXECUTIVE OFFICER	2021 BASE SALARY ($)	2022 BASE SALARY ($)	Percentage Increase %
John W. Ketchum	1,400,000	1,500,000	7%
Terrell Kirk Crews II(1)	—	635,000	—
Rebecca J. Kujawa	875,000	1,000,000	14%
Eric E. Silagy	1,400,000	1,400,000	0%
Charles E. Sieving	1,082,600	1,190,900	10%
Deborah H. Caplan(1)	—	894,600	—
James L. Robo(2)	1,560,000	1,560,000	0%

(1)
Mr. Crews and Ms. Caplan were not named executive officers in 2021.

(2)
Mr. Robo’s base salary was in effect until his retirement on July 30, 2022. Amount shown is annualized salary.

2022 annual performance-based compensation
Annual Incentive Plan goals are established to incentivize superior performance relative to industry peers. A majority of these goals are based on industry benchmarks and payouts under the Annual Incentive Plan are generally based on Company performance in the relevant period.
Prior to 2022, the Compensation Committee established financial and operational performance goals under the Annual Incentive Plan in the following categories:
TYPE OF 2022 PERFORMANCE GOALS	HOW WE ESTABLISHED AND USED THE 2022 PERFORMANCE GOALS
FINANCIAL
»
Based on enduring standards indicative of sustained performance — adjusted EPS growth and adjusted ROE — as compared to the financial performance over the ten-year period ended on December 31, 2022 of the companies included in the S&P 500 Utilities Index.
»
Higher ratings indicate corporate financial performance superior to industry median and lower ratings indicate corporate financial performance which lags industry median.

OPERATIONAL
»
Goals and payout scales are established in advance of the year using available industry benchmarks insofar as possible.
»
If an industry benchmark is not available, the applicable goal generally is set at a level representing an improvement or a stretch as compared to prior performance.
»
As a general principle, the Compensation Committee seeks to set operational performance goals at levels that represent excellent performance, superior to the results of typical companies in our industry, and require significant effort on the part of the executive team to achieve.
»
Performance on certain compliance-related goals is scored as either “met” or “not met,” while performance against other goals is judged on a sliding scale in comparison to top-decile, top-quartile, median and sub-median performance as compared to the industry.

2022 financial performance matrix
The financial performance matrix approved by the Compensation Committee for 2022, which is illustrated below, compares the Company’s 2022 adjusted EPS growth and adjusted ROE to the average of the actual annual adjusted
48 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Executive Compensation
EPS growth and adjusted ROE of the companies included in the S&P 500 Utilities Index during the ten-year period from January 1, 2013 to December 31, 2022 (estimated for 2022 using actual results for the first three quarters and analysts’ estimates for the fourth quarter).*
The Compensation Committee believes these financial metrics are “enduring standards,” because they:
»
are objective,
»
require the Company to demonstrate improvement,
»
are aligned with how shareholder value is created, and
»
encourage management to include stretch goals as part of the annual budget-setting process.
The financial performance matrix is designed to provide relatively greater rewards if the Company outperforms others in its industry on the indexed measures and relatively lower rewards if it does not.
ADJUSTED EARNINGS

The Compensation Committee selected adjusted earnings because it provides a more meaningful representation of the Company’s fundamental earning power than net income calculated in accordance with GAAP and therefore better aligns the NEOs’ motivations with the Company’s strategy and with shareholders’ long-term interests. In addition, the Compensation Committee believes the use of adjusted earnings for this purpose is consistent with the way in which the Company communicates its earnings to analysts and investors.

ADJUSTED ROE

Adjusted ROE is a long-term value creation metric that aligns the interest of management with those of our shareholders by measuring and rewarding profitability relative to shareholders’ investment. The Compensation Committee selected adjusted ROE because it is a gauge of our profitability and how efficiently we generate profits.

*
Adjusted EPS and adjusted ROE which is used, among other reasons, to provide industry comparability, are not financial measurements calculated in accordance with GAAP and their definitions may differ among companies. Adjusted earnings, as defined by NextEra Energy for purposes of the Annual Incentive Plan, are the Company’s consolidated net income, as reported in the audited annual financial statements as determined in accordance with GAAP, excluding the effects of:

(i)
changes in the mark-to-market value of non-qualifying hedges;

(ii)
other than temporary impairments on investments;

(iii)
extraordinary items;

(iv)
non-recurring charges or gains (e.g., restructuring charges and material litigation losses);

(v)
discontinued operations;

(vi)
regulatory and/or legislative changes and/or changes in accounting principles;

(vii)
labor union disruptions; and

(viii)
acts of God such as hurricanes.

Adjusted ROE, as defined by NextEra Energy, is equal to the Company’s adjusted earnings divided by average common shareholders’ equity, adjusted to provide industry comparability, expressed as a percentage. Adjusted EPS, as defined by NextEra Energy, is equal to the Company’s adjusted earnings divided by weighted average diluted shares outstanding.
The numbers in the following matrix set forth the range of possible ratings for corporate financial performance. A rating of “1” indicates overall corporate financial performance at the industry median, while higher ratings indicate corporate financial performance superior to the industry median, and lower ratings indicate corporate financial performance which lags the industry median.
It is important to recognize the adjusted ROE and adjusted EPS growth amounts set forth in the illustration below reflect actual industry performance on these measures for the ten-year period ended December 31, 2022, and the Company’s executive compensation is based, with respect to adjusted ROE and adjusted EPS growth, on the performance delivered by the Company relative to industry performance.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 49

Executive Compensation
2022 operational goals
Operational goals and payout scales are primarily established based on industry benchmarks and Company performance. As noted previously, management’s ability to deliver performance superior to our industry will generally result in above-target compensation, while performance that is inferior to our industry will generally result in below-target compensation.
In that context, FPL’s typical performance goals based on industry benchmarks are generally equal to or better than the top-quartile performers in its industry and NextEra Energy Resources performance goals based on earnings growth and profitability are well above utility industry norms (in both cases based on internal reviews of publicly-available information and information provided by consultants and industry associations).
The following tables set forth the 2022 operational performance goals and the actual performance achieved against those goals.
FPL
INDICATOR	GOAL	ACTUAL	WEIGHT
O&M costs (plan-adjusted)(1)	$1,325 million(1)	$1,302 million(1)
Capital expenditures (plan-adjusted)(1)	$8,083 million(1)	$8,947 million(1)
Fossil generation availability(2)	top decile performance	exceeded top decile performance
Nuclear industry composite performance index(3)	aggressive goal	beat goal and exceeded top decile performance
Service reliability — service unavailability (minutes)	better than top decile (52.0 minutes)	exceeded top decile performance (49.9 minutes)
Service reliability — average frequency of customer interruptions	0.64 interruptions per customer per year (average)	0.59 — exceeded top decile performance
Service reliability — average number of momentary interruptions per customer	4.3 momentary interruptions per customer per year	3.5 — best ever performance and top decile performance
Employee safety — OSHA recordables(4) per 200,000 hours	0.33 — top decile	0.33 — top decile performance
Significant environmental violations	0	0
Customer satisfaction — residential value surveys	aggressive goal	missed goal
Customer satisfaction — business value surveys	aggressive goal	missed goal
Performance under FERC and NERC reliability standards(5)	no significant violations	no significant violations
50 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Executive Compensation
NEXTERA ENERGY RESOURCES
INDICATOR	GOAL	ACTUAL	WEIGHT
Earnings (plan-adjusted)(1)	$2,467 million(1)	$2,441 million(1)
ROE	14.9%	15.2%
Meet budgeted cost goals	$2,296 million	$2,459 million
NEP cash available for distribution	$720 million	beat goal
Employee safety — OSHA recordables(4) per 200,000 hours	0.33 — top decile	0.29 — beat goal and exceeded top decile performance
Significant environmental violations	0	missed goal
Nuclear industry composite performance index(3)	aggressive goal	beat goal and exceeded top decile performance
Equivalent forced outage rate(6)	aggressive goal	beat goal
Execute approved North American new and repowered wind projects on schedule and on budget	2,683 MW	beat goal
Execute approved North American solar and storage projects on schedule and on budget	2,550 MW	missed goal
New development or acquisition opportunities within NextEra Energy Resources that receive approval	aggressive goal	beat goal
Pre-tax income contribution from all asset optimization, marketing and trading activities, full requirements and retail	aggressive goal	beat goal

(1)
Certain of the financial performance indicators used in the Annual Incentive Plan are calculated in a manner consistent with NextEra Energy’s planning and budgeting process and how management reviews its performance relative to that plan, and are not, or do not relate directly to, financial measures calculated in accordance with GAAP.

For information about the Company’s results of operations for 2022, as presented in accordance with GAAP, investors should review the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and should not rely on any adjusted amounts or non-GAAP financial measures set forth above. The following explains how the plan-adjusted amounts are calculated from NextEra Energy’s audited consolidated financial statements:
(a)
FPL O&M costs (plan-adjusted) is a measure that includes most but not all O&M expenses and includes certain expenses that are not classified as O&M expenses under GAAP but are reported for state regulatory purposes as O&M expenses;

(b)
FPL capital expenditures (plan-adjusted) are presented on an accrual basis, and exclude nuclear fuel payments and certain costs that are not classified as capital expenditures under GAAP in the consolidated statements of cash flows but that are reported for state regulatory purposes as capital expenditures; and

(c)
NextEra Energy Resources’ earnings (plan-adjusted) exclude:

(i)
the mark-to-market effect of non-qualifying hedges;

(ii)
other than temporary impairments on investments;

(iii)
extraordinary items;

(iv)
non-recurring charges or gains (e.g., restructuring charges and material litigation losses);

(v)
discontinued operations;

(vi)
regulatory and/or legislative changes and/or changes in accounting principles;

(vii)
labor union disruptions; and

(viii)
acts of God such as hurricanes.

(2)
“Fossil generation availability” measures the amount of time during a given period that a power generating unit is available to produce power.

(3)
The “nuclear industry composite performance index” referenced is the Institute of Nuclear Power Operations, or INPO, index. INPO indicates that it promotes the highest levels of safety and reliability in the operation of commercial nuclear power plants by establishing performance objectives, criteria and guidelines for the nuclear power industry and conducting regular detailed evaluations of all nuclear power plants in North America. The INPO index is an 18-month rolling average of a nuclear plant’s, and a company’s nuclear fleet’s, performance against operating performance measures.

(4)
“OSHA” is the United States Occupational Safety and Health Administration. An OSHA recordable injury is an occupational injury or illness that requires medical treatment more than simple first aid and must be reported under OSHA regulations.

(5)
“FERC” is the Federal Energy Regulatory Commission and “NERC” is the North American Electric Reliability Corporation.

(6)
The “equivalent forced outage rate” is computed as the hours of unit failure (unplanned outage hours and equivalent unplanned de-rated hours) given as a percentage of the total hours of the availability of an electricity generating unit.

After the end of 2022, the Executive Compensation Review Board (“review board”), whose members were Messrs. Ketchum, Crews and Silagy and Mrs. Kujawa and Ms. Caplan, assessed:
NEXTERA ENERGY 2023 PROXY STATEMENT ● 51

Executive Compensation
(1)
whether the operational performance goals had been achieved, exceeded or missed and, to the extent exceeded or missed, by what margin such goals had been exceeded or missed (as set forth in the tables above);

(2)
the degree of difficulty of achieving each goal; and

(3)
the Company’s performance with respect to each goal as compared to the pre-established payout scale based on top-decile, top-quartile, median and sub-median performance on the same measure (industry-based, where benchmark data was available) and arrived at an aggregate determination for the Company’s 2022 performance as compared to the goals.

This assessment determined the Company had achieved superior performance in 2022. The determination of the review board was then presented to the Compensation Committee, which had ultimate authority to accept or modify all or any part of the determination. For 2022, the Compensation Committee reviewed and discussed the review board’s recommendations and the conclusions on which they were based and determined to accept those recommendations.
2022 annual incentive awards for the NEOs

Each NEO’s 2022 annual incentive payout was determined based on a rating (“NextEra Energy performance rating”) derived by combining the Company’s financial performance as measured by the financial performance matrix (weighted 50%) and the Company’s operational performance as compared to the operational performance goals (weighted 50%). The NextEra Energy performance rating for 2022 was 1.85.

FINANCIAL PERFORMANCE (50%)	OPERATIONAL PERFORMANCE (50%)	OVERALL PERFORMANCE RATING
2022 Adjusted EPS Growth: 13.7%
2022 Adjusted ROE: 15.3%
2.00	1.69	1.85
The NextEra Energy performance rating may be adjusted for each NEO by the Compensation Committee based on individual performance under circumstances in which the Compensation Committee determines that the formulaic calculation of the performance rating without adjustment would otherwise result in the payment of an inappropriate incentive. The Compensation Committee generally uses this aspect of the executive compensation program on a conservative basis, as it believes the formula for calculating the NextEra Energy performance rating ordinarily should result in appropriate incentive payments. The individual performance adjustment, when used, historically has most often ranged between ±10%.
The Compensation Committee determined the individual performance factors in 2022 based on recommendations from the CEO (for all of the NEOs other than himself). For each NEO other than the CEO, the 2022 individual performance factor was based primarily upon the Company’s exceptional performance as described in the Executive Summary, above, as well as (for each NEO other than the CEO) the NEO’s performance relative to a set of objectives agreed upon with the CEO at the beginning of the year. For the CEO, the Compensation Committee determined the individual performance factor. The Compensation Committee determined Mr. Ketchum’s 2022 individual performance factor based on the Compensation Committee’s assessment of his performance and the Company’s overall 2022 performance as described in the Executive Summary.
The following illustrates the determination of the 2022 annual incentive for each NEO:
In years where the Company’s performance is above the performance of its peers on industry benchmarks, the Company expects annual incentive awards will be paid to the NEOs above target. This was the case in 2022, and the NEOs’ annual incentive awards were as follows:

52 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Executive Compensation
NAMED EXECUTIVE OFFICER	2022 Annual Incentive Target (as a % of Base Salary	2022 TARGET ANNUAL INCENTIVE ($)	2022 ANNUAL INCENTIVE AWARD ($)
John W. Ketchum	150%	2,250,000	4,500,000
Terrell Kirk Crews II	70%	444,500	889,000
Rebecca J. Kujawa	100%	1,000,000	2,000,000
Eric E. Silagy	100%	1,400,000	2,590,000
Charles E. Sieving	60%	714,540	1,429,080
Deborah H. Caplan	50%	447,300	894,600
James L. Robo(1)	—	—	—

(1)
Mr. Robo was not eligible for an annual incentive in 2022 due to his retirement.

2022 long-term performance-based equity compensation
EQUITY COMPENSATION MIX
WHAT WE GRANTED	WHY WE GRANTED IT
Performance shares
»
Directly focus NEOs on the multi-year sustained achievement of challenging TSR, financial and operational goals, because the number of shares ultimately earned depends upon the Company’s and the NEO’s performance over a three-year performance period

Performance-based restricted stock	» Includes a performance goal » Affected by all stock price changes, so value to NEOs affected by both increases and decreases in the Company’s stock price
Performance-based restricted NEP common units	» Includes a performance goal » Affected by all common unit price changes, so value to NEOs affected by both increases and decreases in NEP’s common unit price
Stock options	» Reward the NEOs only if the Company’s stock price increases and remains above the stock price on the date of grant
In determining the appropriate mix of equity compensation components, the Compensation Committee primarily considers the following factors:

» the mix of these components at competitor and peer companies and emerging market trends	» the retention value of each element and other values important to the Company, including, for example, the tax and accounting consequences of each type of award	» the advice of the Compensation Consultant	» the perceived value to the NEO of each element
The Compensation Committee continued its practice of granting NEOs equity-based compensation, the majority of which is composed of performance share awards. This practice aligns with feedback from our shareholders, who have indicated during our shareholder outreach they favor the longer-term features of performance shares. The target award level for each equity-based element was expressed as a percentage of each NEO’s target total direct compensation opportunity. The target dollar value for each component was converted to a number of shares of equivalent value (estimated present value for stock options and performance shares).
NEXTERA ENERGY 2023 PROXY STATEMENT ● 53

Executive Compensation
2022 MIX OF EQUITY COMPENSATION AWARDS FOR THE NEOS
In 2022, the Compensation Committee granted the following mix of equity-based compensation to the NEOs:
	MIX OF EQUITY COMPENSATION AWARDS(1)
NAMED EXECUTIVE OFFICER	PERFORMANCE SHARES	OPTIONS	PERFORMANCE-BASED RESTRICTED STOCK	PERFORMANCE-BASED RESTRICTED NEP COMMON UNITS
John W. Ketchum	65%	25%	3%	7%
Terrell Kirk Crews II	60%	20%	13%	7%
Rebecca J. Kujawa	60%	20%	13%	7%
Eric E. Silagy	60%	20%	20%	—
Charles E. Sieving	60%	20%	13%	7%
Deborah H. Caplan	60%	20%	13%	7%
James L. Robo	75%	18%	2%	5%

(1)
Calculation of percentage mix based on the target value of each grant as a percentage of each NEO’s total equity-based compensation.

PERFORMANCE SHARE AWARDS GRANTED IN 2022 FOR THE PERFORMANCE PERIOD ENDING
DECEMBER 31, 2024
The performance share awards granted in 2022 have a performance period beginning January 1, 2022 and ending December 31, 2024. The Compensation Committee continued to use the performance measures adopted in 2018 to ensure alignment in award design with TSR plan design trends and enable strong pay for performance alignment. The 2022 performance share awards have 3-year adjusted ROE and adjusted EPS growth and operational measures as performance measures. Consistent with prior years, the awards also have an individual performance factor ranging from ±20%, to enable the Compensation Committee to adjust payouts based on their assessment of the NEO’s individual performance. The goals used for the performance share awards are different both in terms of the objectives and time-frames from the goals used under the Company’s Annual Incentive Plan. The measures and their relative weights are set forth below:
PERFORMANCE MEASURE	WEIGHT	TARGET
Financial measures:
3-year TSR relative to top ten power companies by market capitalization, which is a subset of the S&P 500 Utilities Index	±20% modifier to award payout	Midpoint of the TSR at the 75th and 25th percentiles
3-year adjusted ROE and adjusted EPS growth (determined using a financial matrix similar to the one set forth on pages 49 – 50)	80%	ROE: 8.7%
		EPS: 4.2%
Operational measures:	5% each
3-year average employee safety — OSHA recordables/200,000 hours		0.90
Nuclear industry composite performance index (combined for FPL and NextEra Energy Resources nuclear facilities)		95.6
3-year average equivalent forced outage rate (fossil and renewable generation)		6.9%
FPL 3-year average service reliability — service unavailability (minutes)		123.8
During the performance period, performance shares are not issued. The NEO may not sell or transfer the NEO’s contingent right to receive performance shares and dividends are not paid.
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PAYOUT OF PERFORMANCE SHARE AWARDS GRANTED IN 2020 FOR THE PERFORMANCE PERIOD ENDED DECEMBER 31, 2022
Each NEO was granted a target number of performance shares in 2020 for a three-year performance period beginning January 1, 2020 and ending on December 31, 2022. The Compensation Committee views the payout of this grant after the end of the performance period as part of each NEO’s 2020 compensation, while the performance shares granted in 2022 for the performance period ending on December 31, 2024 are considered to be part of each NEO’s 2022 compensation, even though the shares will not be issued, if at all, until February 2025.
In February 2023, payouts were made under the 2020-2022 performance share grants. The 2020-2022 performance grants were based on a financial performance matrix of adjusted EPS growth and adjusted ROE (weighted 80%), operational measures (weighted 20%), and TSR relative to the top ten power companies by market capitalization (+/- 20% modifier). The awards also have an individual performance factor ranging from ±20%, to enable the Compensation Committee to adjust payouts based on their assessment of the NEO’s individual performance.
For the performance period from January 1, 2020 through the end of 2022, NextEra Energy’s relative TSR was 51.4% and ranked second among the top ten power companies by market capitalization, resulting in a relative TSR modifier of +20%.The TSR calculation requires a 20-trading day average to determine the beginning average and ending average price for the common stock of NextEra Energy and each member of the peer group.
	Relative TSR Percentile Ranking for 3-Year Performance Period	TSR Results for Three Year Performance Period	Modifier Result
NextEra Energy		51.41%	120%
Top Ten Power Companies by Market Capitalization (a subset of the S&P 500 Utilities Index)	75th Percentile	27.36%	120%
	Midpoint	20.86%	Interpolated
	25th Percentile	14.35%	80%
Based on our performance during the performance period, the 2020 performance share award received an overall rating of 2.00, determined as shown below, other than for Mr. Crews.
PERFORMANCE MEASURE(1)	WEIGHT	RESULT	PAYOUT AS A % OF TARGET
Adjusted EPS growth and adjusted ROE	80%	2.00	200%
Operational measures	20%	1.97	197%
Overall rating		1.99	199%
Relative TSR modifier	±20%	1.20	120%
Overall rating (after applying relative TSR modifier and individual performance factors)(1)		2.00	200%

(1)
Each NEO’s individual performance factor ranges from ±20%. After applying each NEO’s individual performance factor, the NEOs, except for Mr. Crews, received an overall rating of 2.00.

Applying the overall rating results to the target performance shares resulted in the following performance share award payouts for each of the NEOs:
NAMED EXECUTIVE OFFICER	TARGET PERFORMANCE SHARES FOR PERFORMANCE PERIOD 1/1/20-12/31/22	PAYOUT FACTOR	PERFORMANCE SHARES EARNED
John W. Ketchum	29,772	2.00	59,544
Terrell Kirk Crews II(1)	1,280	1.91	2,444
Rebecca J. Kujawa	17,004	2.00	34,008
Eric E. Silagy	36,228	2.00	72,456
Charles E. Sieving	16,892	2.00	33,784
Deborah H. Caplan	9,632	2.00	19,264
James L. Robo	122,236	2.00	244,472

(1)
Mr. Crews’ 2020 performance share award payout was determined by multiplying his target number of shares by his three-year average performance rating determined under the Annual Incentive Plan for each of 2020, 2021 and 2022.

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PERFORMANCE-BASED RESTRICTED STOCK GRANTED IN 2022
The performance objective for performance-based restricted stock is adjusted earnings of $2.2 billion. The shares of performance-based restricted stock granted in 2022 will not vest unless and until the Compensation Committee certifies that NextEra Energy’s adjusted earnings for each of 2022, 2023 and 2024, respectively, equal or exceed $2.2 billion.
Because the Compensation Committee intends for the grant date present value of performance-based restricted stock awards to equal the fair market value of an equivalent number of shares of the Company’s common stock absent the performance and vesting conditions, dividends are paid on performance-based restricted stock awards as dividends are paid on the common stock. However, any dividends paid on performance-based restricted stock awards that do not vest must be repaid within 30 days following forfeiture of the award.
PERFORMANCE-BASED RESTRICTED NEP COMMON UNITS GRANTED IN 2022
In February 2022, NEOs who also are officers of NEP were granted NEP performance-based restricted common units (“NEP Awards”). The Compensation Committee believes that the proposed NEP Awards further align the incentive compensation of these NEOs to activities that promote the growth of long-term value for our shareholders. After considering this and other factors, the Board of Directors of NEP (the “NEP Board”) in February 2022 approved grants of NEP Awards to those Company NEOs who also are officers of NEP, as well as to other officers and employees of the Company or its affiliates who are responsible for significant NEP activities.
The NEP Awards received by the NEOs did not increase the NEOs’ overall incentive compensation opportunity, but instead replaced on a dollar-for-dollar basis approximately 5% to 7% of the aggregate grant date value of the portion of their long-term performance-based awards in 2022 that otherwise would have been issued in the form of performance-based restricted stock of the Company. The performance objective for the NEP Awards is adjusted EBITDA of $400 million. Adjusted EBITDA is NEP’s consolidated net income, as reported in its audited financial statements as determined in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization less certain non-cash, non-recurring items. Therefore, the NEP Awards granted in 2022 will not vest unless and until the NEP Board certifies that NEP’s adjusted EBITDA for 2022, 2023 and 2024, respectively, equals or exceeds $400 million.
The NEP Awards were made pursuant to the NextEra Energy Partners, LP 2014 Long Term Incentive Plan (“NEP 2014 LTIP”). NEP will be reimbursed by the Company for the grant date fair value of all NEP Awards granted to employees and officers of the Company or its affiliates.
NONQUALIFIED STOCK OPTION AWARDS IN 2022
The Compensation Committee grants nonqualified stock options, rather than incentive stock options, primarily because the tax treatment of nonqualified stock options is more favorable to the Company than the treatment of incentive stock options. The stock options vest and become exercisable in three substantially equal annual installments. The 2021 LTIP prohibits repricing of awarded options without shareholder approval.
EQUITY GRANT PRACTICES
Equity awards are granted by the Compensation Committee to the NEOs each year in mid-February, which is a date that is normally set two years in advance. The Compensation Committee believes that granting equity in this way is appropriate because the Company typically releases year-end earnings in late January, so all relevant information should be available to the market on the grant date. Equity awards may also be made to new executive officers upon hire or promotion, generally coincident with the date of hire or promotion or the Compensation Committee meeting next following the date of hire or promotion. The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about the Company which has not been publicly disseminated. The exercise price of options granted is equal to the closing market price of NextEra Energy’s common stock on the effective date of grant.
V. Other practices and policies related to compensation
Stock ownership and retention policies
The Company believes it is important for executive officers to accumulate a significant amount of NextEra Energy common stock to align officers’ interests with those of the Company’s shareholders.
NextEra Energy’s NEOs (and all other officers) are subject to a stock ownership policy and a stock retention policy. The Company believes these policies strongly reinforce NextEra Energy’s executive compensation philosophy and objectives.
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At the same time, the Company recognizes the accumulation of a large, undiversified position in NextEra Energy common stock can at some point create undesired incentives, and it permits its officers some degree of diversification once the target level of holdings is reached.
Under the stock ownership policy, officers are expected, within three years after appointment to office, to own NextEra Energy common stock with a value equal to a multiple of their base salaries. Shares of NextEra Energy common stock and share units held in NextEra Energy’s employee benefit plans and deferred compensation plan are credited toward meeting this requirement. Unvested shares of performance-based restricted stock count, while shares subject to unpaid performance share awards and unexercised options do not count, toward the calculation of required holdings. The current multiples are as follows:
POSITION	STOCK OWNERSHIP REQUIREMENT, AS A MULTIPLE OF BASE SALARY RATE		COMPLIANCE PERIOD	COMPLIANCE STATUS
CEO		7x	Within three years after appointment to office	As of December 31, 2022, all NEOs owned common stock in excess of their requirements
Senior executive officers		3x
Other officers		1x
Under the stock retention policy, until such time as the requirements of the stock ownership policy are met, NextEra Energy expects executive officers to retain (and not sell) a number of shares equal to at least two-thirds of shares acquired through equity compensation awards (cumulatively, from the date of appointment as an executive officer). In addition, senior executive officers must retain all shares of performance-based restricted stock for a minimum of 24 months after vesting (net of shares withheld for, or used to pay, taxes).
Officers who fail to comply with the retention policy may not be eligible for future equity-based compensation awards for a two-year period. The CEO may approve the modification or reduction of the minimum retention requirements (other than for himself) to address the special needs of a particular officer, although to date there have been no such modifications or reductions.
Clawback provisions
The Company has an incentive compensation recoupment, or “clawback,” policy which provides for recoupment of incentive compensation from current and former executive officers in the event of the occurrence of either of the following triggering events:
(1)
a decision by the Audit Committee that recoupment is appropriate in connection with an accounting restatement of the Company’s previously published financial statements caused by what the Audit Committee deems to be material non-compliance by the Company with any financial reporting requirement under the federal securities laws (“Financial Statement Triggering Event”); or

(2)
a decision by the Compensation Committee that one or more performance metrics used for determining previously paid incentive compensation was incorrectly calculated and, if calculated correctly, would have resulted in a lower payment to one or more executive officers (“Performance Triggering Event”).

If a triggering event occurs, the Company will (to the extent permitted by applicable law) recoup from any current or former executive officer any incentive compensation paid or granted during the three-year period preceding the triggering event that was in excess of the amount that would have been paid or granted after giving effect, as applicable, to the accounting restatement that resulted from the Financial Statement Triggering Event or to what would have been the correct calculation of the performance metric(s) used in determining that a Performance Triggering Event had occurred. The incentive compensation to be recouped will be in an amount and form determined in the judgment of the Board. In addition, the NextEra Energy, Inc. 2021 Long Term Incentive Plan (the “2021 LTIP”) provides that any award granted under the 2021 LTIP will be subject to mandatory repayment by the grantee to the extent that events occur that require such mandatory repayment under (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise (such as the policy described above) or (b) any law, rule or regulation which imposes mandatory recoupment upon the occurrence of such events.
Anti-hedging policy
The Company’s Trading Policy, which applies to all directors, officers and employees of the Company (collectively, referred to as “insiders” in the Trading Policy), prohibits hedging transactions with respect to securities of the Company. The Company considers it improper and inappropriate for any Company insider to engage in short-term or speculative
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transactions in the Company’s securities. Transactions in options, puts, calls or other derivative securities are prohibited. Additionally, certain forms of hedging transactions with respect to the Company’s securities, such as prepaid variable forwards, equity swaps and collars, are prohibited. These transactions allow an insider to continue to own covered securities without the full risks and rewards of ownership and the insider may no longer have the same objectives as the Company’s other shareholders. Therefore, these transactions are prohibited under the Trading Policy.
Anti-pledging policy
The Company’s Trading Policy generally prohibits pledging transactions with respect to securities of the Company. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Company securities, insiders are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan. An exception to this prohibition may be granted where a person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any insider who wishes to pledge Company securities as collateral for a loan must submit a request for approval to the General Counsel.
Risk oversight
The Compensation Committee oversees compensation-related risks, including annually reviewing management’s assessment of risks related to employee compensation programs. In February 2022 and 2023, the Compensation Committee reviewed management’s analysis of the Company’s compensation program risks and mitigation of those risks, as well as the Company’s ongoing compensation risk management process. The Compensation Committee reviewed, among other matters, the Board’s overall role in the oversight of the Company’s risks, the Compensation Committee’s role in the oversight of compensation-related risks, the relationship of certain risks to the Company’s compensation programs and policies and the compensation risk-related risk mitigation practices and controls which the Company has in place.
Additional 2022 compensation elements
BENEFITS
NextEra Energy provides its executive officers with a comprehensive benefits program which includes health and welfare, life insurance and other personal benefits. For programs to which employees contribute premiums, executive officers pay the same premiums as other similarly situated exempt employees. Retirement and other post-employment benefits are discussed under Post-Employment Compensation. These benefits are an integral part of the total compensation package for NEOs, and the aggregate value is included in the information reviewed by the Compensation Committee annually to ensure the reasonableness and appropriateness of total rewards. In addition, NextEra Energy believes the intrinsic value placed on personal benefits by the NEOs is generally greater than the incremental cost of those benefits to the Company.
PERSONAL BENEFITS
NextEra Energy provides its executive officers with personal benefits which, in many cases, improve efficiency by allowing the executive officers to focus on their critical job responsibilities and/or increasing the hours they can devote to work. Some of these benefits also serve to better secure the safety of the executive officers and their families. The Compensation Committee and its Compensation Consultant periodically review the personal benefits offered by the Company to ensure the program is competitive and producing the desired results. The Compensation Committee believes the benefits the Company derives from these personal benefits more than offset their incremental cost to the Company.
See footnote 2 to Table 1b: 2022 Supplemental All Other Compensation for a description of the personal benefits provided to the NEOs for 2022.
Additionally, Mr. Robo received retirement transition services without any incremental out-of-pocket cost to the Company, including continued access to the executive medical director, continued vehicle support and IT transition support.
USE OF COMPANY-OWNED AIRCRAFT
Company aircraft are available to the NEOs, as well as other employees and directors, for business travel, which includes, in the judgment of the Governance & Nominating Committee, travel by NEOs to Company-approved outside board meetings and travel in connection with physical examinations. Among other advantages, business use of the aircraft by executives maximizes time efficiencies, provides a confidential environment for business discussions and enhances security.
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NextEra Energy permits limited non-business use of Company aircraft by NEOs when that use does not interfere with the use of Company aircraft for business purposes. Non-business use is generally discouraged, however, and must be approved in advance by the CEO. NEOs must pay the Company for their non-business use based on the rate prescribed by the IRS for valuing non-commercial flights. A NEO traveling on Company aircraft for business purposes may, with the approval of the CEO, be accompanied by the NEO’s guests, spouse and/or other family members. In this circumstance, there is essentially no incremental cost to the Company associated with transporting the additional passengers. Unless the travel is important to carrying out the business responsibilities of the NEO, however, the Company generally requires payment by the NEO for these passengers based on the rates described above. All non-business use of Company aircraft is reported to and reviewed by the Governance & Nominating Committee annually. In 2022, the NEOs’ use of Company aircraft for non-business purposes represented approximately 311 passenger flight hours and travel to Company-approved outside board meetings and annual physical examinations represented an additional approximately 10 passenger flight hours. Company aircraft were used for a total of approximately 4,040 passenger flight hours in the aggregate in 2022.
POLICY ON TAX REIMBURSEMENTS ON EXECUTIVE PERQUISITES
In accordance with the NextEra Energy, Inc. Policy on Tax Reimbursements on Executive Perquisites, the Company does not provide tax reimbursements on perquisites to the NEOs. In circumstances where the Compensation Committee deems such an action appropriate, the Company may provide tax reimbursements to executives as part of a plan, policy or arrangement applicable to a broad base of management employees of the Company, such as a relocation or expatriate tax equalization policy.
VI. Post-employment compensation
NextEra Energy expects continued and consistent high levels of individual performance from all executive officers as a condition of continued employment. The Company has in the past terminated the employment of executive officers who were unable to sustain the expected levels of performance, and it is prepared to do so in the future should that become necessary. All of the NEOs, including the CEO, are “employees at will.”
Set forth below is a description of the agreements and programs that may provide for compensation should a NEO’s employment with the Company terminate under specified circumstances.
Severance Plan
The NextEra Energy, Inc. Executive Severance Benefit Plan (the “Severance Plan”) provides for the payment of severance benefits to the NEOs and to certain other senior executives if their employment with the Company is involuntarily terminated in specified circumstances. The purpose of the Severance Plan is to retain the covered senior executives and encourage dedication to their duties by ensuring the equitable treatment of those who may experience an involuntary termination, as defined in the Severance Plan. The Severance Plan provides severance benefits following involuntary termination in exchange for entry by the executive into a release of claims against the Company and an agreement to adhere to certain non-competition and related covenants protective of the Company and its affiliates. Following a covered involuntary termination and the execution of the release and other agreement, the executive would receive a cash payment equal to two times the executive’s annual base salary plus two times the executive’s target annual incentive compensation for the year of termination, payable in two equal annual installments. In addition, the executive’s outstanding equity and equity-based awards would vest pro rata, and become payable at the end of any applicable performance periods, subject to the attainment by the Company of the specified performance objectives. The executive also would receive certain ancillary benefits, including outplacement assistance or payment in an amount equal to the value of the outplacement assistance. Amounts payable under the Severance Plan are subject to a cap specified in the Severance Plan.
The Company may amend or terminate the Severance Plan, in full or in part, at any time, but if an amendment or termination would affect the rights of an executive, the executive must agree in writing to the amendment or termination. The Severance Plan does not provide for the payment of severance benefits upon terminations governed by the terms of the executive retention employment agreement (“Retention Agreement”) described below.
Change in control
Each of the NEOs is a party to a Retention Agreement with the Company. The Compensation Committee has concluded the Retention Agreements are desirable in order to align NEO and shareholder interests under some unusual conditions, as well as useful and, in some cases, necessary to attract and retain senior executive talent.
In connection with a change in control of the Company, it can be important to secure the dedicated attention of executive officers whose personal positions are at risk and who have other opportunities readily available to them. By establishing
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compensation and benefits payable under various merger and acquisition scenarios, change in control agreements enable the NEOs to set aside personal financial and career objectives and focus on maximizing shareholder value. These agreements also help the officer to maintain an objective and neutral perspective in analyzing opportunities that may arise. Furthermore, they ensure continuity of the leadership team at a time when business continuity is of paramount concern. Without the Retention Agreements, the Company would have a greater risk of losing key executives in times of uncertainty.
Retention Agreements entered into since 2009 do not include excise tax gross-ups. Retention Agreements entered into since 2021 require double-trigger equity vesting upon a change of control; i.e., there must be both a change of control and qualifying termination for accelerated vesting to occur. The material terms of the Retention Agreements are described under Potential Payments Upon Termination or Change in Control beginning on page 78.
Retirement programs
EMPLOYEE PENSION PLAN AND 401(K) PLAN
NextEra Energy maintains two retirement plans which qualify for favorable tax treatment under the Internal Revenue Code (“Code”): a non-contributory defined benefit pension plan and a defined contribution 401(k) plan. These plans are available to substantially all NextEra Energy employees. Each of the NEOs participates in both plans. The pension plan is more fully described following Table 5: Pension Benefits.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (“SERP”)
Current tax laws place various limits on the benefits payable under tax-qualified retirement plans, such as NextEra Energy’s defined benefit pension plan and 401(k) plan, including a limit on the amount of annual compensation that can be taken into account when applying the plans’ benefit formulas. Therefore, the retirement incomes provided to the NEOs by the qualified plans generally constitute a smaller percentage of final pay than is typically the case for other Company employees. In order to make up for this and maintain the market-competitiveness of NextEra Energy’s executive retirement benefits, NextEra Energy maintains an unfunded, nonqualified SERP for its executive officers, including the NEOs. For the NEOs, compensation included under the SERP is annual base salary plus the actual annual cash incentive award, as opposed to the compensation included under the qualified plans, which is annual base salary only. NextEra Energy believes it is appropriate to include annual cash incentive awards for purposes of determining retirement plan benefits (both defined benefit pension and 401(k)) for the NEOs in order to ensure the NEOs can replace in retirement a proportion of total compensation similar to that replaced by other employees participating in the Company’s defined benefit pension and 401(k) plans, bearing in mind that base salary alone constitutes a relatively smaller percentage of a NEO’s total compensation.
For additional information about the defined benefit plan benefit formulas under the SERP, see Table 5: Pension Benefits and accompanying descriptions.
DEFERRED COMPENSATION PLAN
NextEra Energy sponsors a nonqualified, unfunded Deferred Compensation Plan, which allows eligible highly compensated employees, including the NEOs, voluntarily and at their own risk, to elect to defer certain forms of compensation prior to the compensation being earned and vested. NextEra Energy makes this opportunity available to its highly compensated employees as a financial planning tool and an additional method to save for retirement. Deferrals by executive officers generally result in the Company deferring its obligation to make cash payments or issue shares of its common stock to those executive officers.
The Compensation Committee does not view the Deferred Compensation Plan as providing executives with additional compensation. Participants in the Deferred Compensation Plan are general creditors of the Company and the deferral of the payment obligation provides a financial advantage to the Company. For additional information about the Deferred Compensation Plan, see Table 6: Nonqualified Deferred Compensation and accompanying descriptions.
VII. Tax considerations
The Compensation Committee carefully considers the tax impact of the Company’s compensation programs on NextEra Energy as well as on the NEOs. However, the Compensation Committee believes decisions regarding executive compensation should be primarily based on whether they result in positive long-term value for the Company’s shareholders and other important stakeholders. While the Compensation Committee believes shareholder interests are best served if it retains discretion and flexibility in awarding compensation, even though some compensation awards may result in non-deductible compensation expenses, the Compensation Committee intends to maintain strong pay-for-performance
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alignment of executive compensation arrangements notwithstanding loss of deductibility due to repeal of the exemption for performance-based compensation.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis required by applicable SEC rules which precedes this Report and, based on its review and that discussion, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis set forth above be included in the Company’s proxy statement for the 2023 annual meeting of shareholders and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
Respectfully submitted,
THE COMPENSATION COMMITTEE

Kirk S. Hachigian, Chair	Sherry S. Barrat	James L. Camaren	Rudy E. Schupp	Darryl L. Wilson
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COMPENSATION TABLES
When reviewing the narrative, tables and footnotes which follow, note that, in order to meet the goals and objectives of NextEra Energy’s executive compensation program as described in the Compensation Discussion & Analysis, the Compensation Committee primarily focuses on, and values, each NEO’s total compensation opportunity at the beginning of the relevant performance periods. Since many elements of total compensation are variable, based on performance and are not paid to the NEO for one, two or three years (and in some instances longer) after the compensation opportunity is first determined, the amounts reported in some of the tables in this proxy statement may reflect compensation decisions made prior to 2022 and in some cases reflect amounts different from the amounts that may ultimately be paid.
Table 1a: 2022 summary compensation table
The following table provides certain information about the compensation paid to, or accrued on behalf of, the NEOs in 2022. It is important to keep in mind the following when reviewing the table:
»
The amounts shown in the “Stock Awards” and the “Option Awards” columns are based on the aggregate grant date fair value of awards computed under applicable accounting rules for all equity compensation awards.
»
The “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflects the change in the present value of the pension benefit payable to each NEO in the applicable year. These changes in present value are not related to any compensation decision on the part of the Compensation Committee.
TABLE 1A: 2022 SUMMARY COMPENSATION TABLE
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME AND PRINCIPAL POSITION (1)	YEAR	SALARY (3) ($)	BONUS ($)	STOCK AWARDS (4)(5)(6) ($)	OPTION AWARDS (4)(7) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION (8) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS (9)(10) ($)	ALL OTHER COMPENSATION (9)(11) ($)	TOTAL ($)
John W. Ketchum(2), Chairman, President and CEO of NextEra Energy and Chairman of FPL	2022	1,483,333	0	8,436,431	2,187,500	4,500,000	475,209	331,856	17,414,329
	2021	1,400,000	0	10,517,014	983,999	1,960,000	421,019	225,121	15,507,153
	2020	1,180,600	0	3,528,702	638,576	1,652,800	342,563	175,541	7,518,782
Terrell Kirk Crews II, Executive Vice President, Finance and Chief Financial Officer of NextEra Energy and FPL	2022	630,400	0	1,317,395	264,094	889,000	103,644	91,662	3,296,195
Rebecca J. Kujawa, President and Chief Executive Officer of NextEra Energy Resources	2022	979,167	0	5,487,265	1,099,995	2,000,000	288,824	146,585	10,001,836
	2021	875,000	0	8,378,012	602,492	1,225,000	250,351	113,323	11,444,178
	2020	687,700	0	2,015,368	364,783	962,800	180,723	93,332	4,304,706
Eric E. Silagy, Former Chairman, President and Chief Executive Officer of FPL	2022	1,400,000	0	7,682,181	1,539,994	2,590,000	496,639	312,223	14,021,037
	2021	1,400,000	0	10,517,092	983,999	1,960,000	472,129	220,744	15,553,964
	2020	1,304,100	0	4,293,948	777,091	1,825,700	413,289	187,776	8,801,904
Charles E. Sieving, Executive Vice President and General Counsel of NextEra Energy and Executive Vice President of FPL	2022	1,190,900	0	2,376,928	476,495	1,429,080	380,269	174,889	6,028,560
	2021	1,082,600	0	7,428,609	433,198	1,299,100	357,356	161,282	10,762,145
	2020	1,082,600	0	2,001,924	362,285	1,266,600	330,644	150,315	5,194,368
Deborah H. Caplan, Executive Vice President, Human Resources and Corporate Services of NextEra Energy and FPL	2022	894,600	0	1,180,065	236,595	894,600	257,431	163,546	3,626,837
62 ● NEXTERA ENERGY 2023 PROXY STATEMENT

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME AND PRINCIPAL POSITION (1)	YEAR	SALARY (3) ($)	BONUS ($)	STOCK AWARDS (4)(5)(6) ($)	OPTION AWARDS (4)(7) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION (8) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS (9)(10) ($)	ALL OTHER COMPENSATION (9)(11) ($)	TOTAL ($)
James L. Robo(3), Former Executive Chairman of NextEra Energy and Former Chairman, President and CEO of NextEra Energy	2022	1,650,750	0	30,532,606	6,688,519	0	1,000,479	533,664	40,406,018
	2021	1,560,000	0	14,166,104	3,225,000	4,992,000	1,023,668	369,164	25,335,936
	2020	1,500,000	0	13,076,826	3,024,983	4,800,000	951,970	366,928	23,720,707

(1)
Effective March 1, 2022, Mr . Ketchum was appointed President and Chief Executive Officer of NextEra Energy, Mrs. Kujawa was appointed President and Chief Executive Officer of NextEra Energy Resources and Mr. Crews was appointed Executive Vice President, Finance and Chief Financial Officer of NextEra Energy and FPL. Mr. Ketchum previously served as President and Chief Executive Officer of NextEra Energy Resources. Mrs. Kujawa previously served as Executive Vice President, Finance and Chief Financial Officer of NextEra Energy and FPL. Mr. Crews previously served as Vice President, Business Management of NextEra Energy Resources. Effective March 1, 2022, Mr. Silagy was appointed Chairman of FPL and served as Chairman, President and Chief Executive Officer of FPL until February 15, 2023. Mr. Ketchum was appointed Chairman of FPL on February 15, 2023. Effective March 1, 2022, Mr. Robo was appointed Executive Chairman of NextEra Energy and retired as Chairman, President and Chief Executive Officer of NextEra Energy. Mr. Robo served as Chairman of FPL until March 1, 2022 and retired as Executive Chairman of NextEra Energy on July 30, 2022.

(2)
In accordance with SEC rules, for 2022, NextEra Energy’s last completed fiscal year, the ratio of the annual total compensation of Mr. Ketchum, the principal executive officer (“PEO”), to NextEra Energy’s median employee’s annual compensation was 123 to 1. The median employee’s annual total compensation was $141,446. The total annual compensation of the PEO for purposes of calculating the pay ratio was $17,430,996, which includes base salary annualized for full fiscal year 2022. We identified a new median employee in our pay ratio calculation for 2022. We identified our median employee from our employee population as of December 31, 2022. On that date, NextEra Energy had 15,212 U.S.-based active employees. NextEra Energy had 72 employees in Canada that were excluded in accordance with SEC rules from the median employee determination as they represented less than 5% of the Company’s workforce. The compensation measure used to identify the median employee was total cash compensation, and no employee’s compensation was annualized. Total cash compensation is the predominant form of employee remuneration. All of the elements of the employee’s 2022 compensation were combined in accordance with the applicable SEC rules.

(3)
Amounts in the salary column are composed of executive salaries earned for the year shown. Messrs. Ketchum and Crews and Mrs. Kujawa’s salaries increased effective March 1, 2022 in connection with their respective promotions. Mr. Robo retired as the Company’s Executive Chairman on July 30, 2022. Included in his 2022 salary is regular pay of $960,000 for the amount earned by Mr. Robo, when his annual base salary rate was $1,560,000. It also includes a final vacation payout of $690,750 for accrued but unused vacation.

(4)
The amounts shown represent the aggregate grant date fair value of equity-based compensation awards granted during the relevant year, valued in accordance with applicable accounting rules, without reduction for estimated forfeitures. See Note 11 Equity — Stock-Based Compensation to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the years ended December 31, 2022, December 31, 2021 and December 31, 2020 for the assumptions used in this valuation.

(5)
Includes performance-based restricted stock and performance share awards valued based on the probable outcome of the performance conditions as of the grant date, and for Mrs. Kujawa and Ms. Caplan and Messrs. Ketchum, Crews, Sieving and Robo, performance-based restricted NEP common units. The grant date fair value of performance-based restricted NEP common units is measured based upon the closing market price of NEP common units as of the date of grant, February 22, 2022. With respect to the performance shares granted in 2022, 2021 and 2020 to all NEOs, a performance rating assumption of 1.40 (i.e., target shares multiplied by 1.40) was used (in accordance with applicable accounting guidance) to value such performance share awards and grant date fair value for all NEOs was determined on the grant date using the Monte-Carlo simulation process with the following variables:

DESCRIPTION	MARKET	VOLATILITY	YIELD	INTEREST RATE	EXPECTED LIFE	FAIR VALUE
For the 2/17/2022 grant	$75.38	29.85%	2.42%	1.67%	2.87 yr.	$66.39
For the 2/11/2021 grant	$83.95	27.91%	2.30%	0.18%	2.88 yr.	$86.50
For the 2/13/2020 grant	$68.8675	14.48%	2.50%	1.42%	2.88 yr.	$69.345
For Mr. Robo, actual grant date fair value of stock awards granted in 2022 was $11,204,681. The additional amount shown in this column, $19,327,925, represents the incremental fair value of 2020, 2021 and 2022 stock awards, as required under applicable accounting guidance, in connection with Mr. Robo’s retirement meeting the conditions for continued full vesting under his equity award agreements. Please see CEO Succession in the CD&A for background and rationale for the continued vesting of Mr. Robo’s equity awards in connection with his retirement.
(6)
The maximum payout of performance shares granted in 2022 is 2.00 times target. Therefore, the maximum aggregate grant date fair value of the awards granted in 2022 is: for Mr. Ketchum, 162,708 shares, or $10,802,184; Mr. Crews, 22,666 shares, or $1,504,796; for Mrs. Kujawa, 94,406 shares, or $6,267,614; for Mr. Silagy, 132,168 shares, or $8,774,634; for Mr. Sieving, 40,894 shares, or $2,714,953; for Ms. Caplan, 20,302 shares, or $1,347,850; and for Mr. Robo, 225,228 shares, or $14,956,870.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 63

(7)
Represents non-qualified stock options. For Mr. Robo, actual grant date fair value of option awards granted in 2022 was $1,889,996. The amount shown for Mr. Robo in this column also includes $4,798,523, representing the incremental fair value of 2020, 2021 and 2022 option awards, as required under applicable accounting guidance, in connection with Mr. Robo’s retirement meeting the conditions for continued full vesting under his option award agreements. Please see discussion under CEO Succession in the CD&A for background and rationale for the continued vesting of Mr. Robo’s equity awards in connection with his retirement.

(8)
Includes the amount earned by each NEO, as applicable, payable in February of the following year, with respect to 2022, 2021 and 2020 under the Annual Incentive Plan.

(9)
NextEra Energy maintains both defined benefit and defined contribution retirement plans (as described in Compensation Discussion & Analysis — Post-Employment Compensation — Retirement Programs). Company contributions to defined benefit and defined contribution retirement plans (both qualified and nonqualified) are allocated between columns (H) and (I), respectively.

(10)
All amounts in this column reflect the one-year change in the present value of each NEO’s accumulated benefit under the tax-qualified defined benefit employee pension plan and the SERP. The Deferred Compensation Plan does not permit above-market interest to be credited and, therefore, no above-market interest was credited in 2022, 2021 and 2020.

(11)
Additional information about the amounts for 2022 set forth in the “All Other Compensation” column may be found in Table 1b: 2022 Supplemental All Other Compensation, which immediately follows.

Table 1b: 2022 supplemental “all other compensation” table
The following table (Table 1b) provides additional information for 2022 regarding column (J) of Table 1a: 2022 Summary Compensation Table.
TABLE 1B: 2022 SUPPLEMENTAL ALL OTHER COMPENSATION
NAME	TOTAL FROM SUMMARY COMPENSATION TABLE ($)	CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS(1) ($)	PERQUISITES AND OTHER PERSONAL BENEFITS(2) ($)
John W. Ketchum	331,856	163,418	168,438
Terrell Kirk Crews II	91,662	51,717	39,945
Rebecca J. Kujawa	146,585	104,523	42,062
Eric E. Silagy	312,223	159,600	152,623
Charles E. Sieving	174,889	118,077	56,812
Deborah H. Caplan	163,546	82,101	81,445
James L. Robo	533,664	321,104	212,560

(1)
NextEra Energy maintains both defined benefit and defined contribution retirement plans. Amounts attributable to the defined benefit plans are reported in Table 1a: 2022 Summary Compensation Table under column (H), “Change in Pension Value and Nonqualified Deferred Compensation Earnings.”

Amounts attributable to the defined contribution plans are reported under column (I), “All Other Compensation,” and are further described below under Additional Disclosure Related to Pension Benefits Table. This column includes employer matching contributions to the Company’s qualified 401(k) plan of $14,487 for each NEO, plus the Company’s contributions to the nonqualified defined contribution portion of the SERP.
(2)
This column includes the aggregate incremental cost to NextEra Energy of providing personal benefits to the NEOs. For each NEO, the personal benefits reported for 2022 in this column include:

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annual premiums for $5 million in umbrella coverage under a group personal excess liability insurance policy;

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reimbursement for professional financial planning and legal services;

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for all NEOs other than Messrs. Robo and Crews and Mrs. Kujawa, the cost of the officer’s participation in an executive vehicle program, which includes use of a Company-leased passenger vehicle, fuel and other ancillary costs (the incremental cost incurred for which was $25,170 for Mr. Ketchum, $33,064 for Mr. Silagy, $29,592 for Mr. Sieving and $29,559 for Ms. Caplan);

»
for Mr. Robo, a vehicle allowance;

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for Mr. Crews and Mrs. Kujawa, a cash perquisite allowance of $25,000 in lieu of executive vehicle program; and

»
for Messrs. Ketchum, Silagy and Sieving and Ms. Caplan, costs for maintenance of a residential home security system and central station monitoring. The cost incurred was $41,117 for Mr. Silagy.

For all NEOs, except for Mr. Crews and Mrs. Kujawa, the personal benefits reported in this column also include premiums for a life insurance benefit in an amount equal to 2.5 times salary. For all NEOs, the personal benefits reported in this column also include the incremental cost to the Company for personal use of Company-owned aircraft, which is the variable operating costs of such use, net of payments to the Company by or on behalf of the NEOs, as is generally required by Company policy for such personal use. Variable operating costs include fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar/parking costs, excise taxes and
64 ● NEXTERA ENERGY 2023 PROXY STATEMENT

other miscellaneous variable costs. The total annual variable costs are divided by the annual number of statute miles the Company aircraft flew to derive an average variable cost per mile. The incremental cost incurred was $89,439 for Mr. Ketchum, $47,408 for Mr. Silagy and $78,191 for Mr. Robo.
Because the value of NextEra Energy stock owned by Mr. Robo would have exceeded thresholds set forth in the Hart-Scott-Rodino Act and related rules (“HSR Act”), prior to exceeding the applicable thresholds, Mr. Robo was required to make a filing under the HSR Act in 2022 in order to increase his stock ownership level in the Company above the HSR Act thresholds. The Compensation Committee approved the payment of the $45,000 HSR Act filing fee on Mr. Robo’s behalf and associated legal fees of $38,671 related to the preparation of the HSR Act filing.
Table 2: 2022 grants of plan-based awards
The following table provides information about the cash and equity incentive compensation awarded to the NEOs in 2022. It is important to keep in mind the following when reviewing the table:
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Columns (C), (D) and (E) below set forth the range of possible payouts established under the Annual Incentive Plan for 2022 and are not amounts actually paid to the NEOs. The actual amounts paid with respect to 2022 under the Annual Incentive Plan, which is a Non-Equity Incentive Plan, as that term is used in the heading for columns (C), (D) and (E) of this table, are set forth in Table 1a: 2022 Summary Compensation Table in column (G), entitled “Non-Equity Incentive Plan Compensation.”
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The number of shares listed under “Estimated Future Payouts Under Equity Incentive Plan Awards” (columns (G) and (H)) represent 2022 grants of performance shares, performance-based restricted stock and performance-based restricted NEP common units, the material terms of which are described below this table.
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The number of shares listed under “All Other Option Awards: Number of Securities Underlying Options” (column (J)) and the exercise price set forth under “Exercise or Base Price of Option Awards” (column (K)) represent the number and exercise price of 2022 grants of non-qualified stock options, the material terms of which are described below this table.
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In the column headed “Grant Date Fair Value of Stock and Option Awards” (column (L)), the top number is the grant date fair value of the performance share award, the next number is the grant date fair value of the performance-based restricted stock award, the third number is the grant date fair value of the stock options granted and the fourth number is the grant date fair value of NEP performance-based restricted common units, as applicable.
TABLE 2: 2022 GRANTS OF PLAN-BASED AWARDS
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
NAME	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(3) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	Grant Date Fair Value of Stock and Option Awards(4)(5) ($)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
John W. Ketchum	—	0	2,250,000	4,500,000	—	—	—	—	—	—	—
	2/17/2022				0	81,354	162,708				7,561,529
	2/17/2022				0	3,482	3,482				262,473
	2/17/2022								209,130	75.38	2,187,500
	2/22/2022				0	8,610	8,610				612,429
Terrell Kirk Crews II	—	0	444,500	889,000	—	—	—	—	—	—	—
	2/17/2022				0	11,333	22,666				1,053,357
	2/17/2022				0	2,277	2,277				171,640
	2/17/2022								25,248	75.38	264,094
	2/22/2022				0	1,299	1,299				92,398
Rebecca J. Kujawa	—	0	1,000,000	2,000,000	—	—	—	—	—	—	—
	2/17/2022				0	47,203	94,406				4,387,330
	2/17/2022				0	9,485	9,485				714,979
	2/17/2022								105,162	75.38	1,099,995
	2/22/2022				0	5,412	5,412				384,956
NEXTERA ENERGY 2023 PROXY STATEMENT ● 65

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
NAME	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(3) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	Grant Date Fair Value of Stock and Option Awards(4)(5) ($)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Eric E. Silagy	—	0	1,400,000	2,800,000	—	—	—	—	—	—	—
	2/17/2022				0	66,084	132,168				6,142,243
	2/17/2022				0	20,429	20,429				1,539,938
	2/17/2022								147,227	75.38	1,539,994
Charles E. Sieving	—	0	714,540	1,429,080	—	—	—	—	—	—	—
	2/17/2022				0	20,447	40,894				1,900,467
	2/17/2022				0	4,108	4,108				309,661
	2/17/2022								45,554	75.38	476,495
	2/22/2022					2,345	2,345				166,800
Deborah H. Caplan	—	0	447,300	894,600	—	—	—	—	—	—	—
	2/17/2022				0	10,151	20,302				943,495
	2/17/2022				0	2,040	2,040				153,775
	2/17/2022								22,619	75.38	236,595
	2/22/2022					1,164	1,164				82,795
James L. Robo	—	0	0	0	—	—	—	—	—	—	—
	2/17/2022				0	112,644	225,288				10,469,809
	2/17/2022				0	2,785	2,785				209,933
	2/17/2022								180,688	75.38	1,889,996
	2/22/2022				0	7,380	7,380				524,939
						122,236	244,472				2,098,860
						106,327	212,654				6,244,691
						112,644	225,288				9,459,386
						1,756					69,496
						3,072					193,506
						2,785					185,338
						4,611					167,324
						7,522					449,052
						7,380					460,271
						142,068				68.87	820,243
						217,612				83.95	1,817,555
						180,688				75.38	2,160,725

(1)
Non-Equity Incentive Plan awards are paid under the Annual Incentive Plan, the material terms of which are described in Compensation Discussion & Analysis. For 2022, amounts payable were paid in cash in February 2023. See column (G) of Table 1a: 2022 Summary Compensation Table for actual amounts paid with respect to 2022 under the Annual Incentive Plan. No discretionary bonuses were paid to NEOs in 2022.

(2)
In 2022, each NEO was granted awards of performance shares and performance-based restricted stock under the 2021 LTIP and, for Mrs. Kujawa and Ms. Caplan and Messrs. Ketchum, Crews, Sieving and Robo, performance-based restricted NEP common units under the NEP 2014 LTIP. Performance shares were granted in 2022 for a three-year performance period ending December 31, 2024. The number of shares which will ultimately be paid to each NEO at the end of the performance period will be determined by multiplying the NEO’s target number of performance shares by a percentage determined by the Compensation Committee based on the Company’s performance over the three-year performance period (as more fully described in Compensation Discussion & Analysis), which may not exceed 200% of the target award. See footnotes (4) through (10) to Table 3: 2022 Outstanding Equity Awards at Fiscal Year End for further information about the vesting of performance-based restricted stock and performance-based restricted NEP common units.

(3)
Non-qualified stock options were granted under the 2021 LTIP in 2022. The stock options generally vest and become exercisable at the rate of one-third per year beginning approximately one year from date of grant and are fully exercisable after three years. See footnote (1) to Table 3: 2022 Outstanding Equity Awards at Fiscal Year End for further information about the vesting of stock options. All stock options were granted at an exercise price of 100% of the closing price of NextEra Energy common stock on the date of grant.

(4)
The amounts shown are the value of the equity-based compensation grants as of the 2022 grant (or remeasurement) date under applicable accounting rules.

66 ● NEXTERA ENERGY 2023 PROXY STATEMENT

(5)
For Mr. Robo, reflects the remeasurement of existing awards as required under applicable accounting rules. Represents performance share awards, performance-based restricted stock awards, NEP performance-based restricted common units and stock option awards remeasured on July 21, 2022 as required under FASB ASC Topic 718 and SEC rules in connection with Mr. Robo’s retirement qualifying for continued full vesting under his equity award agreements. Please see discussion under CEO Succession in the CD&A for background and rationale for the continued vesting of Mr. Robo’s equity awards in connection with his retirement. The remeasurements do not reflect the award of additional equity.

Additional disclosure related to 2022 summary compensation table and 2022 grants of plan-based awards table
MATERIAL TERMS OF PERFORMANCE SHARES GRANTED TO NEOS IN 2022
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three-year performance period;
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paid in shares of NextEra Energy common stock, based primarily on Company performance for the three-year performance period as compared to specified financial and operational objectives with a ±20% relative TSR modifier based on performance of the top ten power companies by market capitalization at the end of a Three-year period, capped at 200% of target;

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dividends are not paid or accrued during the performance period;
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may vest in full or in part upon the occurrence of certain events, such as a change in control, death, disability or some retirements;

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forfeited if employment terminates prior to the end of the performance period in all other instances (subject to the terms of Retention Agreements and the Severance Plan); and

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award agreement includes non-solicitation and non-competition provisions.
MATERIAL TERMS OF PERFORMANCE-BASED RESTRICTED STOCK GRANTED TO NEOS IN 2022
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if corporate performance objective of adjusted earnings of $2.2 billion is met as of the end of the preceding year, performance-based restricted stock vests one-third per year for three years for each year the corporate performance objective is met, beginning approximately one year from date of grant;

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if corporate performance objective of adjusted earnings of $2.2 billion is not met in any year, performance-based restricted stock scheduled to vest in that year is forfeited;

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dividends are paid on performance-based restricted stock as and when declared by the Company, but are subject to repayment by the NEO if awards are forfeited prior to vesting;

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NEOs have the right to vote their shares of performance-based restricted stock;
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may vest in full or in part prior to or on normal vesting date and, in some circumstances, without regard to satisfaction of performance objective, upon the occurrence of certain events, such as a change in control, death, disability or some retirements;

»
forfeited if employment terminates prior to vesting in all other instances (subject to terms of Retention Agreements and the Severance Plan); and

»
award agreement includes non-solicitation and non-competition provisions.
MATERIAL TERMS OF PERFORMANCE-BASED RESTRICTED NEP COMMON UNITS GRANTED TO NEOS IN 2022
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if the NEP performance objective of adjusted EBITDA of $400 million is met as of the end of the preceding year, performance-based restricted NEP common units vest one-third per year for three years for each year the NEP performance objective is met, beginning approximately one year from date of grant;

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if the NEP performance objective of adjusted EBTIDA of $400 million is not met in any year, performance-based restricted NEP common units scheduled to vest in that year are forfeited;

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distributions are paid on performance-based restricted NEP common units as and when declared by NEP, but are subject to repayment by the NEO if awards are forfeited prior to vesting;

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NEOs have the right to vote their performance-based restricted NEP common units;
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may vest in full or in part prior to or on normal vesting date and, in some circumstances, without regard to satisfaction of performance objective, upon the occurrence of certain events, such as a change in control, death, disability or some retirements;

NEXTERA ENERGY 2023 PROXY STATEMENT ● 67

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forfeited if employment terminates prior to vesting in all other instances (subject to terms of Retention Agreements and the Severance Plan); and
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award agreement includes non-solicitation and non-competition provisions.
MATERIAL TERMS OF STOCK OPTIONS GRANTED TO NEOS IN 2022
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vest and become exercisable one-third per year for three years, beginning approximately one year from date of grant;
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exercise price equal to closing price of NextEra Energy common stock on date of grant (February 17, 2022);
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generally expire ten years from date of grant;
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may vest in full or in part prior to normal vesting date upon the occurrence of some events, such as a change in control, death, disability or some retirements;
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forfeited if employment terminated prior to vesting in all other instances (subject to terms of Retention Agreements and the Severance Plan); and
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award agreement includes non-solicitation and non-competition provisions.
DETERMINATION OF AMOUNT PAYABLE UNDER ANNUAL INCENTIVE PLAN TO NEOS
See Compensation Discussion & Analysis for a description of the criteria used to determine the amount payable to each NEO under the Annual Incentive Plan (Non-Equity Incentive Plan Compensation).
Table 3: 2022 outstanding equity awards at fiscal year end
The following table provides information about equity incentive awards granted to the NEOs in 2022 and in prior years. It is important to keep in mind the following when reviewing the table:
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The number of shares listed in column (I), “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested,” includes both performance shares, at maximum payout level (in accordance with applicable SEC rules), prior to the expiration of the performance period, and performance-based restricted stock, performance-based restricted stock units and performance-based restricted NEP common units prior to the satisfaction of the performance and time criteria required for vesting.
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As required by SEC rules, the amounts listed in column (J), “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represent the value of performance-based restricted stock, performance-based restricted stock units and performance-based restricted NEP common units and performance share awards at maximum payout levels. These amounts were not realized by the NEOs during 2022, and the value of awards which vest at a later date is likely to be different from the amount listed, based on, among other factors, the performance of the Company and the price of the Company’s common stock.
68 ● NEXTERA ENERGY 2023 PROXY STATEMENT

TABLE 3: 2022 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE(1) (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(1) (#)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2) ($)
John W. Ketchum	75,068	0	0	27.92	2/12/2026
	98,140	0	0	31.72	2/17/2027
	90,768	0	0	38.61	2/15/2028
	106,440	0	0	45.65	2/14/2029
	59,980	29,992	0	68.87	2/13/2030
	33,199	66,396	0	83.95	2/11/2031
	0	209,130	0	75.38	2/17/2032
						—	—	322,813(4)	26,815,675(4)
Terrell Kirk Crews II	5,612	0	0	31.72	2/17/2027
	4,720	0	0	38.61	2/15/2028
	9,340	0	0	45.65	2/14/2029
	5,164	2,584	0	68.87	2/13/2030
	2,041	4,082	0	83.95	2/11/2031
	0	25,248	0	75.38	2/17/2032
						—	—	30,427(5)	2,522,352(5)
Rebecca J. Kujawa	56,120	0	0	45.65	2/14/2029
	34,264	17,132	0	68.87	2/13/2030
	20,327	40,654	0	83.95	2/11/2031
	0	105,162	0	75.38	2/17/2032
						—	—	223,828(6)	18,605,810(6)
Eric E. Silagy	46,536	0	0	23.32	2/14/2024
	61,760	0	0	25.91	2/13/2025
	106,792	0	0	27.92	2/12/2026
	134,428	0	0	31.72	2/17/2027
	120,396	0	0	38.61	2/15/2028
	137,540	0	0	45.65	2/14/2029
	72,992	36,496	0	68.87	2/13/2030
	33,199	66,396	0	83.95	2/11/2031
	0	147,227	0	75.38	2/17/2032
						—	—	301,013(7)	25,164,704(7)
Charles E. Sieving	67,588	0	0	38.61	2/15/2028
	67,100	0	0	45.65	2/14/2029
	34,028	17,016	0	68.87	2/13/2030
	14,616	29,230	0	83.95	2/11/2031
	0	45,554	0	75.38	2/17/2032
						—	—	147,607(8)	12,281,910(8)
NEXTERA ENERGY 2023 PROXY STATEMENT ● 69

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME	OPTION AWARDS					STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE(1) (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE(1) (#)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2) ($)
Deborah H. Caplan	38,168	0	0	27.92	2/12/2026
	44,404	0	0	31.72	2/17/2027
	35,876	0	0	38.61	2/15/2028
	35,940	0	0	45.65	2/14/2029
	19,404	9,704	0	68.87	2/13/2030
	7,460	14,918	0	83.95	2/11/2031
	0	22,619	0	75.38	2/17/2032
						—	—	43,153(9)	3,577,855(9)
James L. Robo	314,976	0	0	25.91	2/13/2025
	407,392	0	0	27.92	2/12/2026
	735,848	0	0	31.72	2/17/2027
	581,716	0	0	38.61	2/15/2028
	565,000	0	0	45.65	2/14/2029
	284,136	142,068	0	68.87	2/13/2030
	108,805	217,612	0	83.95	2/11/2031
	0	180,688		75.38	2/17/2032
						—	—	465,068(10)	38,616,064(10)

(1)
All stock options are non-qualified. All options listed as exercisable at December 31, 2022 were fully vested at that date. Options listed as unexercisable at December 31, 2022 vest as follows:

NAME	GRANT DATE	VEST DATE	NUMBER OF OPTIONS (#)
John W. Ketchum	2/17/2022	2/15/2023	69,710
		2/15/2024	69,710
		2/15/2025	69,710
	2/11/2021	2/15/2023	33,198
		2/15/2024	33,198
	2/13/2020	2/15/2023	29,992
Terrell Kirk Crews II	2/17/2022	2/15/2023	8,416
		2/15/2024	8,416
		2/15/2025	8,416
	2/11/2021	2/15/2023	2,041
		2/15/2024	2,041
	2/13/2020	2/15/2023	2,584
Rebecca J. Kujawa	2/17/2022	2/15/2023	35,054
		2/15/2024	35,054
		2/15/2025	35,054
	2/11/2021	2/15/2023	20,327
		2/15/2024	20,327
	2/13/2020	2/15/2023	17,132
70 ● NEXTERA ENERGY 2023 PROXY STATEMENT

NAME	GRANT DATE	VEST DATE	NUMBER OF OPTIONS (#)
Eric E. Silagy	2/17/2022	2/15/2023	49,075
		2/15/2024	49,076
		2/15/2025	49,076
	2/11/2021	2/15/2023	33,198
		2/15/2024	33,198
	2/13/2020	2/15/2023	36,496
Charles E. Sieving	2/17/2022	2/15/2023	15,184
		2/15/2024	15,185
		2/15/2025	15,185
	2/11/2021	2/15/2023	14,615
		2/15/2024	14,615
	2/13/2020	2/15/2023	17,016
Deborah H. Caplan	2/17/2022	2/15/2023	7,539
		2/15/2024	7,540
		2/15/2025	7,540
	2/11/2021	2/15/2023	7,459
		2/15/2024	7,459
	2/13/2020	2/15/2023	9,704
James L. Robo	2/17/2022	2/15/2023	60,230
		2/15/2024	60,229
		2/15/2025	60,229
	2/11/2021	2/15/2023	108,806
		2/15/2024	108,806
	2/13/2020	2/15/2023	142,068

(2)
Market value of the performance shares, performance-based restricted stock and performance-based restricted stock units is based on the closing price of NextEra Energy common stock on December 31, 2022 of $83.60. Market value of the unvested performance-based restricted NEP common units is based on the closing price of NEP common units on December 31, 2022 of $70.09.

(3)
Performance shares generally vest on the last day of the applicable performance period, with payouts determined by the Compensation Committee at its first regular meeting after the end of the year. Because the end of the performance period for the performance shares granted to each of the NEOs in 2019 was December 31, 2022, these performance shares are not included in Table 3: 2022 Outstanding Equity Awards at Fiscal Year End and are included in Table 4: 2022 Option Exercises and Stock Vested under columns (D) and (E), “Stock Awards — Number of Shares Acquired on Vesting” and “Stock Awards — Value Realized on Vesting,” and discussed in footnote (1) to that table.

(4)
Mr. Ketchum’s outstanding performance shares at maximum payout level totaled 237,574 shares with a market value on December 31, 2022 of $19,861,186. Of such shares, 37,433 performance shares at target were granted on February 11, 2021 (performance period beginning 1/1/2021 and ending 12/31/2023) and 81,354 performance shares were granted on February 17, 2022 (performance period beginning 1/1/2022 and ending 12/31/2024). The amount shown also includes 10,568 shares of performance-based restricted stock with a market value of $883,485 which vest, subject to the satisfaction of applicable performance criteria, as follows:

AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock	2/17/2022	2/15/2023	1,160
		2/15/2024	1,161
		2/15/2025	1,161
Performance-based restricted stock	2/11/2021	2/15/2023	2,539
		2/15/2024	2,539
Performance-based restricted stock	2/13/2020	2/15/2023	2,008
The amount shown also includes 61,976 shares (2,417 shares added to the award upon the reinvestment of dividend equivalents) of performance-based restricted NextEra Energy stock units, granted pursuant to a one-time executive transition award, with a market value of $5,181,211 which vest, subject to the satisfaction of applicable performance criteria, as follows:
NEXTERA ENERGY 2023 PROXY STATEMENT ● 71

AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock units	2/11/2021	2/15/2026	30,988
		2/15/2031	30,988
The amount shown also includes 12,695 performance-based restricted NEP common units with a market value of $889,793 which vest, subject to the satisfaction of applicable performance criteria, as follows:
AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted NEP common units	2/22/2022	2/15/2023	2,870
		2/15/2024	2,870
		2/15/2025	2,870
Performance-based restricted NEP common units	2/16/2021	2/15/2023	1,434
		2/15/2024	1,434
Performance-based restricted NEP common units	2/18/2020	2/15/2023	1,217

(5)
Mr. Crews’ outstanding performance shares at maximum payout level totaled 24,966 shares with a market value on December 31, 2022 of $2,087,158. Of such shares, 1,150 performance shares at target were granted on February 11, 2021 (performance period beginning 1/1/2021 and ending 12/31/2023) and 11,333 performance shares were granted on February 17, 2022 (performance period beginning 1/1/2022 and ending 12/31/2024). The amount shown also includes 3,881 shares of performance-based restricted stock with a market value of $324,452 which vest, subject to the satisfaction of applicable performance criteria, as follows:

AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock	2/17/2022	2/15/2023	759
		2/15/2024	759
		2/15/2025	759
Performance-based restricted stock	2/11/2021	2/15/2023	516
		2/15/2024	516
Performance-based restricted stock	2/13/2020	2/15/2023	572
The amount shown also includes 1,580 performance-based restricted NEP common units with a market value of $110,742 which vest, subject to the satisfaction of applicable performance criteria, as follows:
AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted NEP common units	2/22/2022	2/15/2023	433
		2/15/2024	433
		2/15/2025	433
Performance-based restricted NEP common units	2/16/2021	2/15/2023	88
		2/15/2024	88
Performance-based restricted NEP common units	2/18/2020	2/15/2023	105

(6)
Mrs. Kujawa’s outstanding performance shares at maximum payout level totaled 140,246 shares with a market value on December 31, 2022 of $11,724,566. Of such shares, 22,920 performance shares at target were granted on February 11, 2021 (performance period beginning 1/1/2021 and ending 12/31/2023) and 47,203 performance shares were granted on February 17, 2022 (performance period beginning 1/1/2022 and ending 12/31/2024). The amount shown also includes 13,743 shares of performance-based restricted stock with a market value of $1,148,915 which vest, subject to the satisfaction of applicable performance criteria, as follows:

AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock	2/17/2022	2/15/2023	3,161
		2/15/2024	3,162
		2/15/2025	3,162
Performance-based restricted stock	2/11/2021	2/15/2023	1,555
		2/15/2024	1,555
Performance-based restricted stock	2/13/2020	2/15/2023	1,148
The amount shown also includes 61,976 shares (2,417 shares added to the award upon the reinvestment of dividend equivalents) of performance-based restricted NextEra Energy stock units, granted pursuant to a one-time executive transition award, with a market value of $5,181,211 which vest, subject to the satisfaction of applicable performance criteria, as follows
72 ● NEXTERA ENERGY 2023 PROXY STATEMENT

AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock units	2/11/2021	2/15/2026	30,988
		2/15/2031	30,988
The amount shown also includes 7,863 performance-based restricted NEP common units with a market value of $551,118 which vest, subject to the satisfaction of applicable performance criteria, as follows:
AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted NEP common units	2/22/2022	2/15/2023	1,804
		2/15/2024	1,804
		2/15/2025	1,804
Performance-based restricted NEP common units	2/16/2021	2/15/2023	878
		2/15/2024	878
Performance-based restricted NEP common units	2/18/2020	2/15/2023	695

(7)
Mr. Silagy’s outstanding performance shares at maximum payout level totaled 207,034 shares with a market value on December 31, 2022 of $17,308,042. Of such shares, 37,433 performance shares at target were granted on February 11, 2021 (performance period beginning 1/1/2021 and ending 12/31/2023) and 66,084 performance shares were granted on February 17, 2022 (performance period beginning 1/1/2022 and ending 12/31/2024). The amount shown also includes 32,003 shares of performance-based restricted stock with a market value of $2,675,451 which vest, subject to the satisfaction of applicable performance criteria, as follows:

AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock	2/17/2022	2/15/2023	6,809
		2/15/2024	6,810
		2/15/2025	6,810
Performance-based restricted stock	2/11/2021	2/15/2023	3,907
		2/15/2024	3,907
Performance-based restricted stock	2/13/2020	2/15/2023	3,760
The amount shown also includes 61,976 shares (2,417 shares added to the award upon the reinvestment of dividend equivalents) of performance-based restricted NextEra Energy stock units, granted pursuant to a one-time executive transition award, with a market value of $5,181,211 which vest, subject to the satisfaction of applicable performance criteria, as follows
AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock units	2/11/2021	2/15/2025	30,988
		2/15/2028	30,988

(8)
Mr. Sieving’s outstanding performance shares at maximum payout level totaled 73,850 shares with a market value on December 31, 2022 of $6,173,860. Of such shares, 16,478 performance shares at target were granted on February 11, 2021 (performance period beginning 1/1/2021 and ending 12/31/2023) and 20,447 performance shares were granted on February 17, 2022 (performance period beginning 1/1/2022 and ending 12/31/2024). The amount shown also includes 7,484 shares of performance-based restricted stock with a market value of $625,662 which vest, subject to the satisfaction of applicable performance criteria, as follows:

AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock	2/17/2022	2/15/2023	1,370
		2/15/2024	1,369
		2/15/2025	1,369
Performance-based restricted stock	2/11/2021	2/15/2023	1,118
		2/15/2024	1,118
Performance-based restricted stock	2/13/2020	2/15/2023	1,140
The amount shown also includes 61,976 shares (2,417 shares added to the award upon the reinvestment of dividend equivalents) of performance-based restricted NextEra Energy stock units, granted pursuant to a one-time executive transition award, with a market value of $5,181,211 which vest, subject to the satisfaction of applicable performance criteria, as follows
AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES (#)
Performance-based restricted stock units	2/11/2021	2/15/2026	30,988
		2/15/2031	30,988
NEXTERA ENERGY 2023 PROXY STATEMENT ● 73

The amount shown also includes 4,297 performance-based restricted NEP common units with a market value of $301,177 which vest, subject to the satisfaction of applicable performance criteria, as follows:
AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted NEP common units	2/22/2022	2/15/2023	781
		2/15/2024	782
		2/15/2025	782
Performance-based restricted NEP common units	2/16/2021	2/15/2023	631
		2/15/2024	631
Performance-based restricted NEP common units	2/18/2020	2/15/2023	690

(9)
Ms. Caplan’s outstanding performance shares at maximum payout level totaled 37,124 shares with a market value on December 31, 2022 of $3,103,566. Of such shares, 8,411 performance shares at target were granted on February 11, 2021 (performance period beginning 1/1/2021 and ending 12/31/2023) and 10,151 performance shares were granted on February 17, 2022 (performance period beginning 1/1/2022 and ending 12/31/2024). The amount shown also includes 3,828 shares of performance-based restricted stock with a market value of $320,021 which vest, subject to the satisfaction of applicable performance criteria, as follows:

AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock	2/17/2022	2/15/2023	680
		2/15/2024	680
		2/15/2025	680
Performance-based restricted stock	2/11/2021	2/15/2023	570
		2/15/2024	570
Performance-based restricted stock	2/13/2020	2/15/2023	648
The amount shown also includes 2,201 performance-based restricted NEP common units with a market value of $154,268 which vest, subject to the satisfaction of applicable performance criteria, as follows:
AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted NEP common units	2/22/2022	2/15/2023	388
		2/15/2024	388
		2/15/2025	388
Performance-based restricted NEP common units	2/16/2021	2/15/2023	322
		2/15/2024	322
Performance-based restricted NEP common units	2/18/2020	2/15/2023	393

(10)
Mr. Robo’s outstanding performance shares at maximum payout level totaled 437,942 shares with a market value on December 31, 2022 of $36,611,951. Of such shares, 106,327 performance shares at target were granted on February 11, 2021 (performance period beginning 1/1/2021 and ending 12/31/2023) and 112,644 performance shares were granted on February 17, 2022 (performance period beginning 1/1/2022 and ending 12/31/2024). The amount shown also includes 7,613 shares of performance-based restricted stock with a market value of $636,447 which vest, subject to the satisfaction of applicable performance criteria, as follows:

AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted stock	2/17/2022	2/15/2023	929
		2/15/2024	928
		2/15/2025	928
Performance-based restricted stock	2/11/2021	2/15/2023	1,536
		2/15/2024	1,536
Performance-based restricted stock	2/13/2020	2/15/2023	1,756
74 ● NEXTERA ENERGY 2023 PROXY STATEMENT

The amount shown also includes 19,513 performance-based restricted NEP common units with a market value of $1,367,666 which vest, subject to the satisfaction of applicable performance criteria, as follows:
AWARD TYPE	GRANT DATE	VEST DATE	NUMBER OF SHARES
Performance-based restricted NEP common units	2/22/2022	2/15/2023	2,460
		2/15/2024	2,460
		2/15/2025	2,460
Performance-based restricted NEP common units	2/16/2021	2/15/2023	3,761
		2/15/2024	3,761
Performance-based restricted NEP common units	2/18/2020	2/15/2023	4,611
Table 4: 2022 option exercises and stock vested
The following table provides information about the NEOs’ stock awards which vested in 2022. It is important to keep in mind the following when reviewing the table:
»
The “Number of Shares Acquired on Vesting” (column (D)) represents performance shares granted in 2020 for the performance period which ended in 2022, as well as performance-based restricted stock vesting in 2022 from grants made in prior years. The Compensation Committee looks at the value of these grants as of the date of grant, rather than as of the date of vesting, when making compensation determinations.

»
The “Value Realized on Vesting” (column (E)) represents the aggregate payout value of the vested performance shares and vested performance-based restricted stock.

TABLE 4: 2022 OPTION EXERCISES AND STOCK VESTED
(A)	(B)	(C)	(D)	(E)
NAME	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING(1) (#)	VALUE REALIZED ON VESTING(1) ($)
John W. Ketchum	0	0	70,726	5,332,317
Terrell Kirk Crews II	0	0	4,585	345,015
Rebecca J. Kujawa	0	0	40,384	3,044,735
Eric E. Silagy	0	0	85,143	6,440,541
Charles E. Sieving	0	0	39,874	3,006,655
Deborah H. Caplan	0	0	22,542	1,700,058
James L. Robo	235,688	14,775,749	365,797	28,110,815

(1)
Includes:

NAME	NUMBER OF PERFORMANCE- BASED RESTRICTED NEE STOCK #	VALUE $	NUMBER OF PERFORMANCE- BASED RESTRICTED NEP COMMON UNITS #	VALUE $	NUMBER OF PERFORMANCE SHARES (#)	VALUE ($)
John W. Ketchum	7,072	533,088	4,110	292,344	59,544	4,506,885
Terrell Kirk Crews II	1,821	137,267	320	22,762	2,444	184,986
Rebecca J. Kujawa	4,034	304,083	2,342	166,586	34,008	2,574,066
Eric E. Silagy	12,687	956,346	0	0	72,456	5,484,195
Charles E. Sieving	3,850	290,213	2,240	159,331	33,784	2,557,111
Deborah H. Caplan	2,071	156,112	1,207	85,854	19,264	1,458,092
James L. Robo	5,769	434,867	14,563	1,035,866	244,472	18,504,086
Also includes for Mr. Robo, 100,993 shares of a deferred retirement award ($8,135,996); the receipt of such shares was deferred until February 1, 2023, six months after his termination of service, due to timing restrictions imposed by section 409A of the Code.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 75

Table 5: Pension benefits
The table and description below provide information about the NEOs’ pension benefits. It is important to keep in mind the “Present Value of Accumulated Benefit” (column (D)) listed for the SERP includes the present value of such benefits in the defined benefit portion of the SERP only, and disclosure of information related to the defined contribution portion of the SERP can be found in the next table, Table 6: Nonqualified Deferred Compensation.
(A)	(B)	(C)	(D)	(E)
NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR($)
John W. Ketchum(1)	NextEra Energy, Inc. Employee Pension Plan	20	388,868	0
	SERP(2)	20	2,029,832	0
Terrell Kirk Crews II(1)	NextEra Energy, Inc. Employee Pension Plan	7	97,316	0
	SERP(2)	7	207,043	0
Rebecca J. Kujawa(1)	NextEra Energy, Inc. Employee Pension Plan	16	276,870	0
	SERP(2)	16	780,445	0
Eric E. Silagy(1)	NextEra Energy, Inc. Employee Pension Plan	20	395,653	0
	SERP(2)	20	2,961,363	0
Charles E. Sieving(1)	NextEra Energy, Inc. Employee Pension Plan	14	257,795	0
	SERP(2)	14	2,584,713	0
Deborah H. Caplan(1)	NextEra Energy, Inc. Employee Pension Plan	17	337,142	0
	SERP(2)	17	1,431,844	0
James L. Robo(1)	NextEra Energy, Inc. Employee Pension Plan	21	418,704	0
	SERP(2)	21	8,951,843	0

(1)
For Mrs. Kujawa and Ms. Caplan and Messrs. Ketchum, Crews, Silagy, Sieving and Robo, the amounts shown are their respective accrued pension benefits as of December 31, 2022, which are equal to their respective cash balance account values in the tax qualified employee pension plan and in the SERP at December 31, 2022. Mrs. Kujawa and Ms. Caplan and Messrs. Ketchum, Crews, Silagy, Sieving and Robo are fully vested in both plans. Each NEO is entitled to his or her fully vested accrued account balances upon termination of employment. In connection with his retirement, Mr. Robo received a lump sum payment of his accumulated benefit on February 1, 2023, six months after his termination of service, due to timing restrictions imposed by section 409A of the Code.

(2)
NextEra Energy’s nonqualified SERP provides both defined benefit and defined contribution benefits. See Additional Disclosure Related to Pension Benefits Table, below. The defined benefit portion of the SERP is shown in this table, while amounts attributable to the defined contribution portion of the SERP are included in Table 1a: 2022 Summary Compensation Table under column (I), “All Other Compensation” (amounts for which are detailed in Table 1b: 2022 Supplemental All Other Compensation), and also are reported in Table 6: Nonqualified Deferred Compensation under columns (C), (D) and (F).

Additional disclosure related to pension benefits table
NextEra Energy maintains two non-contributory defined benefit retirement plans: a tax-qualified employee pension plan and a non-qualified SERP.
EMPLOYEE PENSION PLAN
NextEra Energy’s tax-qualified employee pension plan is a cash balance plan in which credits to each active, full-time employee’s account are determined as a percentage of his or her monthly covered earnings, with “basic crediting” of 4.5% until the fifth anniversary of employment and 6% thereafter. Covered earnings for each NEO are limited to base salary and do not include annual incentive compensation, long-term incentive compensation or any other compensation included in Table 1a: 2022 Summary Compensation Table. Each employee’s cash balance account is also credited quarterly with interest at an annual rate equal to the average rates of interest paid on one-year Treasury Constant Maturities for the month of August of the preceding calendar year. The interest crediting rate is subject to a 3% minimum for account balances earned after 2014 and a 4% minimum for account balances earned prior to 2015 and to a 14% maximum. For 2022, the interest crediting rate was 4% for account balances earned prior to 2015 and 3% for account balances earned after 2014. Benefits under the cash balance formula are not reduced for employer contributions to Social Security or other offset amounts.
Under the tax-qualified employee pension plan, benefits are cliff-vested after three full years of service and employees may become fully vested if they are participants in the qualified plan at a time when the Company decides to transfer a portion of pension plan assets to fund retiree medical benefits. All NEOs are fully vested. All vested participants are eligible
76 ● NEXTERA ENERGY 2023 PROXY STATEMENT

for lump sum payment of benefits following termination of employment, and certain annuity forms of payment also are available to all employees, including the NEOs.
SERP
For the reasons described in Compensation Discussion & Analysis, NextEra Energy maintains an unfunded SERP for its executive officers, including the NEOs. The SERP’s defined benefit formula for NEOs provides two times the normal cash balance crediting rate of the tax-qualified employee pension plan (“double basic credits”). Also for the SERP, the double basic credits are applied to base salary plus bonus paid during the year (versus base salary only). The normal cash balance crediting rate is 4.5% of base salary prior to five years of service and 6% of base salary thereafter. Double the basic crediting rate is therefore 9% and 12% of base salary plus bonus paid during the year for the SERP. Benefits for all NEOs are calculated in this manner.
SERP benefits are cliff-vested after five full years of service and all NEOs were fully vested as of December 31, 2022. All vested participants are eligible for lump sum payment of benefits following termination of employment (subject to timing restrictions imposed by section 409A of the Code) or may elect certain annuity forms of payment.
Table 6: Nonqualified deferred compensation
The table and description below provide information about the NEOs’ nonqualified deferred compensation. It is important to keep in mind the following when reviewing the table:
»
The amounts shown under the heading “Aggregate Earnings in Last FY” (column (D)) represent earnings in the Deferred Compensation Plan, in the defined contribution portion of the SERP and, for Mr. Robo, on the vested portion of deferred retirement awards under the LTIP.
»
The amounts shown under the heading “Aggregate Balance at Last FYE” (column (F)) represent balances in the Deferred Compensation Plan and in the defined contribution portion of the SERP and, for Mr. Robo, the vested balance of deferred retirement awards.
TABLE 6: NONQUALIFIED DEFERRED COMPENSATION
(A)	(B)	(C)	(D)	(E)	(F)
	EXECUTIVE CONTRIBUTIONS IN LAST FY(1) ($)	REGISTRANT CONTRIBUTIONS IN LAST FY(2) ($)	AGGREGATE EARNINGS IN LAST FY(3) ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE(4) ($)
John W. Ketchum	0	148,931	(140,017)	0	1,558,470
Terrell Kirk Crews II	0	37,230	(25,485)	0	289,089
Rebecca J. Kujawa	0	90,036	(33,472)	0	400,661
Eric E. Silagy	0	145,113	(248,907)	0	2,708,666
Charles E. Sieving	0	103,590	(242,602)	0	2,521,141
Deborah H. Caplan	0	67,614	(138,909)	0	1,505,058
James L. Robo	8,135,996	306,616	(11,332,019)	0	133,815,559

(1)
The Deferred Compensation Plan permits deferral of salary (up to 100%), annual incentive (up to 100%) and performance shares (up to 100%). For Mr. Robo, the amount is the value of the portion of the deferred retirement award that vested in 2022. The receipt of such shares was deferred six months following the termination of service.

(2)
The SERP includes a defined contribution component which provides a match on NEOs’ base and annual incentive earnings above the IRS limit, which was $305,000 for 2022. The 4.75% match is the same as the match opportunity provided to participants in the Company’s 401(k) plan. As with the 401(k) plan, crediting of matching contributions under the defined contribution component of the SERP is in the form of phantom NextEra Energy common stock. All amounts shown in this column also are included in Table 1a: 2022 Summary Compensation Table in column (I), “All Other Compensation” (amounts for which are detailed in Table 1b: 2022 Supplemental All Other Compensation).

(3)
Earnings include the sum of each participant’s annual earnings (which includes, among other things, stock price appreciation on stock-based deferred compensation) in the Deferred Compensation Plan and in the defined contribution portion of the SERP and, for Mr. Robo, on deferred retirement awards. Earnings include Deferred Compensation Plan earnings of ($18,002) for Mr. Sieving and earnings of ($7,339,885) for Mr. Robo. Mrs. Kujawa and Ms. Caplan and Messrs. Ketchum, Crews and Silagy have not deferred any compensation under this plan. Earnings for the defined contribution component of the SERP were as follows: Mr. Ketchum ($140,017), Mr. Crews ($25,485), Mrs. Kujawa ($33,472), Mr. Silagy ($248,907), Mr. Sieving ($224,600), Ms. Caplan ($138,909) and Mr. Robo ($1,110,261). Earnings for

NEXTERA ENERGY 2023 PROXY STATEMENT ● 77

the deferred retirement awards for Mr. Robo were ($2,881,638), comprised of reinvested dividends and the decrease in value of the underlying stock. None of these amounts are included in Table 1a: 2022 Summary Compensation Table since no above-market interest was credited in 2022.
(4)
Deferred Compensation Plan accounts include fully vested and earned compensation plus earnings. The Company views deferred compensation as a vehicle for retirement planning rather than as a means of providing additional compensation. As of December 31, 2022, Mr. Robo had a Deferred Compensation Plan balance of $78,456,612 (of which $15,858,686 was previously reported as compensation in Summary Compensation Tables for years prior to 2022); Mr. Sieving had a Deferred Compensation Plan balance of $91,005. Mrs. Kujawa and Ms. Caplan and Messrs. Ketchum, Crews and Silagy have not deferred any cash compensation or performance shares and therefore have no balances in the Deferred Compensation Plan. Balances for the defined contribution component of the SERP were as follows: Mr. Ketchum $1,558,470 (of which $486,487 was previously reported as compensation in prior Summary Compensation Tables for years prior to 2022), Mr. Crews $289,089, Mrs. Kujawa $400,661 (of which $154,266 was previously reported as compensation in prior Summary Compensation Tables for the years prior to 2022), Mr. Silagy $2,708,666 (of which $675,934 was previously reported as compensation in prior Summary Compensation Tables for years prior to 2022), Mr. Sieving $2,430,136 (of which $274,866 was previously reported in prior Summary Compensation Tables for years prior to 2022), Ms. Caplan $1,505,058 and Mr. Robo $11,909,519 (of which $2,668,868 was previously reported as compensation in prior Summary Compensation Tables for years prior to 2022). The balances of the vested portion of the deferred retirement awards for Mr. Robo were $43,449,428.

Additional disclosure related to nonqualified deferred compensation table
Cash deferral elections under the Deferred Compensation Plan must be made prior to the period in which the cash is earned and can range, in whole percentages, from 1% to 100% of a participant’s base salary and/or annual incentive award. Equity deferral elections must be made by December 31 of the year preceding the beginning of the applicable performance period, and participants electing to defer performance shares may defer all or a portion of the payout amount. Deferred Compensation Plan earnings are not guaranteed by the Company.
The Company’s contributions to the SERP for each NEO also are considered deferred compensation. The contributions and earnings in Table 6: Nonqualified Deferred Compensation include those from the nonqualified defined contribution portion of the SERP. Distributions are in the form of lump sum payments, which may be subject to a six-month delay following termination of employment in compliance with Code Section 409A.
Earnings in 2022 from previous deferrals of cash compensation came from phantom investments in the investment vehicles, which mirror the funds available to participants in the Company’s 401(k) plan and include mutual funds, index funds and similar investment alternatives offered to participants under the Company’s 401(k) plan. The Company does not provide a guaranteed rate of return on these funds.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
For the reasons discussed in Compensation Discussion & Analysis, NextEra Energy has entered into the Retention Agreements, which commit the Company to make payments to NEOs under special circumstances. Generally, these are changes in corporate control of the Company and termination of the NEO’s employment.
In accordance with SEC instructions, these quantitative disclosures assume a change in control took place on December 31, 2022. In fact, no change in control of the Company occurred on that date and no NEO’s employment terminated on that date. If such an event were to occur in the future, actual payments would likely be different from those presented here based on various factors, including the NextEra Energy common stock price at such time.
Consistent with SEC instructions, the amounts shown in the tables that follow exclude obligations due from the Company to the NEO following a triggering event for:
(1)
any earned but unpaid base salary, annual incentive compensation and long-term incentive compensation through the date of termination;

(2)
vested benefits under the Company’s employee pension and 401(k) plans and all other benefit plans in accordance with their terms and conditions;

(3)
accrued vacation pay;

(4)
reimbursement of reasonable business expenses incurred prior to the date of termination; and

(5)
any other compensation or benefits to which the NEO may be entitled under and in accordance with the Company’s generally applicable non-discriminatory plans or employee benefit programs, including the retiree medical plan.

Furthermore, all payments shown in the tables exclude the obligations of the Company to the NEO for vested benefits under the SERP and the Deferred Compensation Plan. See Table 5: Pension Benefits and Table 6: Nonqualified Deferred Compensation for the values of accumulated SERP and Deferred Compensation Plan benefits at December 31, 2022.
78 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Potential payments under retention agreements
Each NEO is a party to a Retention Agreement with the Company. These agreements are all substantially equivalent and generally provide for certain protections and benefits to the NEO in the event of a change in control of the Company in exchange for the NEO’s continued full-time commitment to the interests of the Company during a transition period of three years following a change in control. The NEOs also undertake confidentiality commitments requiring them to hold in a fiduciary capacity all secret or confidential information relating to the Company and, under most circumstances, not to divulge any such information either during or after the period of employment.
Each Retention Agreement provides for a mutual commitment to the NEO’s continued employment for a period of three years following a change in control of the Company. If a change in control occurs, absent a termination of employment, the NEOs, other than Mr. Crews, generally will receive an accelerated payout or vesting of previously granted equity-based awards the NEO would otherwise have received in the normal course of business had the change in control not occurred and had the NEO’s employment continued over the remaining vesting periods. Mr. Crews will receive an accelerated payout or vesting of previously granted equity-based awards following a change in control and termination of employment.
Tables 7a and 7b and the accompanying discussion of the Retention Agreements set forth the details of the estimated payments that would have been made to the NEOs (on December 31, 2022 and December 31, 2023, respectively) had a change in control actually occurred at the close of business on December 31, 2022, assuming each of the NEOs continued in employment throughout 2022. No values are provided for Mr. Robo because he was not employed by the Company as of December 31, 2022 and, therefore, these hypothetical scenarios are no longer relevant.
TABLE 7A: POTENTIAL COMPENSATION TO NAMED EXECUTIVES UPON CHANGE IN CONTROL
PAYMENT TYPE	JOHN W. KETCHUM ($)	TERRELL KIRK CREWS II(5) ($)	REBECCA J. KUJAWA ($)	ERIC E. SILAGY ($)	CHARLES E. SIEVING ($)	DEBORAH H. CAPLAN ($)
Long-Term Incentive Awards:
1st 50% of Performance Share Awards(1)	9,930,677	0	5,627,872	8,654,105	3,087,014	1,551,950
Restricted Stock and NEP Common Unit Awards(2)(3)	1,773,277	0	1,700,032	2,675,451	926,839	474,289
Stock Option Awards(4)	2,160,831	0	1,116,786	1,747,792	625,100	328,868
Total	13,864,785	0	8,444,690	13,077,348	4,638,952	2,355,107

(1)
Upon a change in control, 50% of all outstanding performance share awards vest and are payable at the greater of target or the average of the actual performance factors used to determine payout of performance share awards which vested over the three years prior to the year in which the change in control occurred, except for Mr. Crews’ awards. Amounts shown are based on a closing NextEra Energy common stock price on December 31, 2022 of $83.60 and performance factors are calculated based on actual performance for the three completed three-year performance periods preceding the year in which the change in control is assumed to have occurred. Amounts shown include the value of the acceleration of 50% of the performance shares awarded for the three-year performance periods ending December 31, 2023 and December 31, 2024. At the assumed change in control date, no performance shares had been awarded for the performance period ending December 31, 2025.

(2)
Upon a change in control, all outstanding performance-based restricted stock and NEP common unit awards vest, except for Mr. Crews’ awards. Amounts shown are based on a closing NextEra Energy common stock price on December 31, 2022 of $83.60 and a NEP common unit price on December 31, 2022 of $70.09.

(3)
The award agreement pursuant to which Mrs. Kujawa and Messrs. Ketchum, Silagy and Sieving were each awarded an executive transition award of performance-based restricted stock units contains change in control provisions which supersede the provisions of the Retention Agreement for that award only. Upon a change in control, absent termination of employment, the executive transition award does not vest on an accelerated basis.

(4)
Upon a change in control, all outstanding stock option awards vest, except for Mr. Crews’ awards. Amounts shown reflect the in-the-money values of accelerated stock options based on the difference between the option exercise price and the closing NextEra Energy common stock price on December 31, 2022 of $83.60.

(5)
Per the terms of Mr. Crews’ Retention Agreement, his long-term incentive awards do not vest upon a change in control absent termination of employment.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 79

TABLE 7B: POTENTIAL COMPENSATION TO NAMED EXECUTIVES AT ONE-YEAR ANNIVERSARY OF CHANGE IN CONTROL(1)
PAYMENT TYPE	JOHN W. KETCHUM ($)	TERRELL KIRK CREWS II ($)	REBECCA J. KUJAWA ($)	ERIC E. SILAGY ($)	CHARLES E. SIEVING ($)	DEBORAH H. CAPLAN ($)
Long-Term Incentive Awards:
2nd 50% of Performance Share Awards(2)	9,930,510	0	5,627,711	8,653,938	3,086,846	1,551,616

(1)
All amounts in the table assume the same $83.60 stock price on the one-year anniversary of the assumed change in control.

(2)
Each NEO, except for Mr. Crews, is entitled to receive the remaining 50% of their outstanding performance share awards on the first anniversary of the change in control if the NEO has remained employed by the Company or an affiliate through such date, or upon an earlier termination of employment by the Company (except for death, disability or cause (which generally means repeated willful violations of the NEO’s duties under their Retention Agreement or a felony conviction involving an act at the Company’s expense)) or by the NEO for “good reason” (which generally includes the assignment of duties and responsibilities that are materially inconsistent with those in effect during the 90-day period immediately preceding the change in control, material decreases in compensation or benefits after the change in control, or change in job location of more than 20 miles). Amounts shown are based on performance factors calculated based on actual performance for the three completed three-year performance periods preceding the year in which the change in control occurred. Amounts shown include the value of the acceleration of 50% of the performance shares awarded for the three-year performance periods ending December 31, 2023 and December 31, 2024. At the assumed change in control date, no performance shares had been awarded for the performance period ending December 31, 2025. Amounts shown in the table are due to the NEO under such circumstances in addition to the amounts shown in Table 7a: Potential Compensation to Named Executives Upon Change in Control.

The amounts shown in Tables 7a and 7b represent the accelerated payment of compensation the NEOs would otherwise have received over time absent a change in control, assuming continued employment. The employment protection amounts represent additional payments and are intended both to compensate the NEO for the lost opportunity of continued employment and to encourage the new leadership of the post-change-in-control entity to evaluate carefully the desirability of terminating the NEO’s employment as opposed to seeking an appropriate role for the NEO in the new entity.
The Retention Agreements are designed to provide the NEOs with economic value in the event of termination equivalent to three years’ worth of foregone base salary, annual incentive compensation and incremental retirement contributions. In addition, if termination by the Company for reasons other than death, disability or cause, or by the NEO for good reason, were to occur prior to the first anniversary of the change in control, the acceleration of the then-outstanding performance shares, as shown in Table 7b, would also occur. Because of this intent, the Retention Agreement in effect as of December 31, 2022 for Mr. Sieving provides for the additional payment by the Company of any excise tax imposed by section 4999 of the Code. However, if the total value of all payments due (calculated as required under section 280G of the Code) does not exceed 110% of the “safe harbor amount” under section 280G, or 2.99 times Mr. Sieving’s five-year average W-2 earnings, then no gross-up payment will be made to Mr. Sieving and the amounts payable under the Retention Agreement will be reduced to the “safe harbor amount.” In accordance with the Company’s Excise Tax Gross-Up Policy, which generally precludes the inclusion of excise tax gross-up provisions in Retention Agreements entered into, or materially modified, after December 2009, Mrs. Kujawa’s and Ms. Caplan’s and Messrs. Ketchum’s, Crews’ and Silagy’s Retention Agreements do not include excise tax gross-up provisions. The NEO remains responsible for normal federal, state and local tax liability on the underlying economic value transferred.
If a change in control had occurred on December 31, 2022 and if any or all of the NEOs had been terminated on that date, the Company estimates the amounts shown in Table 8 would have become payable.
80 ● NEXTERA ENERGY 2023 PROXY STATEMENT

TABLE 8: POTENTIAL POST-EMPLOYMENT COMPENSATION TO NAMED EXECUTIVES UPON TERMINATION WITHOUT CAUSE
OR FOR GOOD REASON FOLLOWING CHANGE IN CONTROL(1)
PAYMENT TYPE	JOHN W. KETCHUM ($)	TERRELL KIRK CREWS II ($)	REBECCA J. KUJAWA ($)	ERIC E. SILAGY ($)	CHARLES E. SIEVING ($)	DEBORAH H. CAPLAN ($)
Cash Severance(2)	11,250,000	3,295,650	7,170,000	10,038,000	7,788,486	5,340,762
Long-Term Incentive Awards(3)	23,795,295	2,621,851	14,072,401	21,731,285	7,725,799	3,906,723
Executive Transition Awards(4)	1,554,291	—	1,554,291	1,606,123	1,554,291	—
Incremental Increase in Nonqualified SERP(5)	2,323,482	0	1,501,769	2,297,528	1,940,200	1,384,367
Continued Participation in Active Employee Welfare Benefits(6)	249,908	69,247	122,583	204,033	152,040	129,477
Continued Participation in Certain Perquisite Programs(7)	158,730	75,000	152,400	179,010	168,510	167,840
Certain Limited Outplacement and Relocation Allowances(8)	48,750	23,750	48,750	48,750	48,750	48,750
Code Section 280G Gross-up (Cutback)(9)	0	0	0	(5,325,925)	0	0
Total	39,380,456	6,085,498	24,622,194	30,778,804	19,378,076	10,977,919

(1)
All amounts in the table assume the same $83.60 stock price on the one-year anniversary of the assumed change in control.

(2)
The amount shown represents the value of a cash lump sum payment due within 45 days of termination (subject to the requirements of section 409A of the Code) equal to three times the sum of the NEO’s annual base salary plus his or her annual incentive. The annual incentive is equal to the higher of target annual incentive in the year of termination or the average percentage of the NEO’s annual incentive divided by his or her base salary for each of the three years prior to the year in which the change in control occurred. Since all annual incentive compensation for 2022 was earned on December 31, 2022, no prorated amounts of 2022 annual incentive compensation are included.

(3)
Includes 100% vesting of outstanding NEE performance-based restricted stock awards, NEP performance-based restricted common units and stock option awards granted in 2020, 2021 and 2022. For Mrs. Kujawa, Ms. Caplan and Messrs. Ketchum, Silagy and Sieving, includes 100% of outstanding 2021 and 2022 performance share grants, with 50% payable upon a change in control and the remaining 50% would be payable on the one-year anniversary. For Mr. Crews, 100% of outstanding 2021 and 2022 performance shares would be payable upon a change in control. Outstanding performance share awards vest and are payable at the greater of target or the average of the actual performance factors used to determine payout of performance share awards which vested over the three years prior to the year in which the change in control occurred.

(4)
Under Mrs. Kujawa and Messrs. Ketchum’s, Silagy’s and Sieving’s executive transition award agreements, if discharged without cause or resigned for good reason upon or after a change in control, then a portion of the outstanding unvested executive transition award (including reinvested dividends) would vest according to the schedule contained in the award agreement. If such termination had occurred on December 31, 2022 under these circumstances, the vesting percentage would have been 30% of the total award granted in 2021 for Mrs. Kujawa and Messrs. Ketchum and Sieving. For Mr. Silagy, the vesting percentage would have been 31% of the total award granted in 2021. Amounts shown are based on the closing NextEra Energy common stock price on December 31,2022 of $83.60.

(5)
The amount shown represents the value of a cash lump sum payment due within 45 days of termination (subject to the requirements of Code section 409A) equal to the incremental increase in value of the NEO’s nonqualified SERP benefits under the defined benefit and defined contribution formulas if the NEO had continued employment for three years from the date of termination, and assuming the NEO received the annual compensation increases required under the Retention Agreement for the three-year or two-year employment period.

(6)
The Retention Agreements provide for continued coverage under all employee benefit plans for three years. Plans include the broad-based employee medical plan, the broad-based employee dental plan, short-term and long-term disability insurance and the broad-based employee life insurance plan. Amounts shown represent three-year employer costs based on December 31, 2022 rates (plus, for employee medical and dental coverage, projected average annual cost increase of 4.0% and increase of 8.0%, respectively). For long-term disability, the estimated total actuarial liability is equal to the approximate cost of insuring the liability for the severance period. These amounts assume no offsets for benefits provided by a subsequent employer. The amount set forth on this line is also payable to the NEO or his or her beneficiaries if the NEO dies or becomes disabled during the employment period following a change in control.

(7)
The Retention Agreements provide for continued participation in certain other benefits and perquisites for three years. Amounts shown include: social club memberships; participation in the executive vehicle program (or, for Mrs. Kujawa and Mr. Crews, annual perquisite allowance in lieu of executive vehicle program); personal financial planning, accounting and legal services; personal communication and computer equipment; home security, including monitoring and maintenance; and personal excess liability insurance. The Retention Agreements do not provide for use of Company-owned aircraft. The amount shown for each NEO represents the Company’s approximate three-year costs for providing such perquisites to the NEO, based on 2022 and prior years’ actual costs.

(8)
Includes an aggregate cost per NEO of $23,750 for outplacement services, fees for legal or accounting advice related to tax treatment of certain payments under the Retention Agreements and reimbursement for miscellaneous relocation expenses incurred by the NEO in pursuing other business opportunities which are not reimbursed by another employer. Such reimbursements are required under the Retention Agreements.

(9)
For Mr. Sieving, the aggregate payment due (calculated as required under section 280G of the Code) does not exceed 110% of the “safe harbor amount” under section 280G, or 2.99 times his or her five-year average W-2 earnings and, therefore, no gross-up payment will be made and the amount payable under the Retention Agreement will be reduced to the “safe harbor amount.” Mrs. Kujawa’s, Ms. Caplan’s Messrs. Ketchum’s, Crews’ and Silagy’s Retention Agreements do not provide for excise tax gross-ups. The aggregate payment due to

NEXTERA ENERGY 2023 PROXY STATEMENT ● 81

Mr. Silagy exceeds the “safe harbor amount” under section 280G of the Internal Revenue Code, and, in accordance with Mr. Silagy’s Retention Agreement, the amounts payable to Mr. Silagy would be reduced by the indicated amount to the “safe harbor amount.” The aggregate payment due to each of Mrs. Kujawa and Mr. Ketchum does not exceed such NEO’s “safe harbor amount.” With the exception of a portion of accelerated stock option awards, the aggregate change in control-related compensation and benefit amount in excess of the NEO’s “base amount” is considered an “excess parachute payment” and is subject to an excise tax under section 4999 of the Code. In circumstances where the NEO is entitled to receive from the Company a lump sum cash gross-up payment, the payment would be in an amount such that the net gross-up payment (after federal, state and local income and excise taxes and any penalties and interest are paid) is equal to the Code section 4999 excise tax. The 2022 annual incentive award and the performance share award for the performance period ended December 31, 2022 (payout values for which are included in Table 1a: 2022 Summary Compensation Table and in Table 4: 2022 Option Exercises and Stock Vested, respectively) were fully earned as of the assumed change in control date and are therefore not part of the “excess parachute payment” amount or the estimated gross-up amount.
Each Retention Agreement provides a change in control occurs upon any of the following events:
(1)
the acquisition by any individual, entity or group of 20% or more of either NextEra Energy’s common stock or the combined voting power of NextEra Energy, other than directly from NextEra Energy or pursuant to a merger or other business combination which does not itself constitute a change in control;

(2)
the incumbent directors of NextEra Energy ceasing, for any reason, to constitute a majority of the Board, unless each director who was not an incumbent director was elected, or nominated for election, by a majority of the incumbent directors and directors subsequently so elected or appointed (excluding those elected as a result of an actual or threatened election contest or other solicitation of proxies);

(3)
there is consummated a merger, sale of assets, reorganization or other business combination of NextEra Energy or any subsidiary with respect to which (a) the voting securities of NextEra Energy outstanding immediately prior to the transaction do not, immediately following the transaction, represent more than 55% of the common stock and the voting power of all voting securities of the resulting ultimate parent entity or (b) members of the Board constitute less than a majority of the members of the board of directors of the resulting ultimate parent entity; or

(4)
the shareholders approve the liquidation or dissolution of NextEra Energy.

In addition, the Retention Agreements extend the NEOs’ protection to certain potential change in control situations, which are:
(1)
the announcement of an intention to take or consider taking actions which, if consummated or approved by shareholders, would constitute a change in control; or

(2)
the acquisition by any individual, entity or group of 15% or more of either NextEra Energy’s common stock or the combined voting power of NextEra Energy, other than directly from NextEra Energy or pursuant to a merger or other business combination which does not itself constitute a change in control.

No accelerated or incremental payments are triggered by a potential change in control, but the NEO is protected for a three-year employment period.
Potential payments under the Severance Plan
The Severance Plan provides for the payment of severance benefits to the NEOs and to certain other senior executives if their employment is involuntarily terminated other than for Cause, defined below (and other than in a termination governed by the terms of the Retention Agreements). See Compensation Discussion & Analysis for a discussion of the purpose of the Severance Plan.
The Severance Plan provides severance benefits following involuntary termination other than for Cause in exchange for entry into a release of claims against the Company and an agreement (the “Non-Competition Agreement”) to adhere to certain non-competition and related covenants protective of the Company. Following a covered involuntary termination and the execution of the release and the Non-Competition Agreement, the NEO would receive a cash payment equal to two times his or her annual base salary plus two times his or her target annual incentive compensation for the year of termination, payable in two equal annual installments. In addition, the NEO’s outstanding equity and equity-based awards would vest pro rata and become payable at the end of any applicable performance periods, subject to the attainment by the Company of the specified performance objectives. The NEO also would receive certain ancillary benefits, including outplacement assistance or payment in an amount equal to the value of the outplacement assistance. Amounts payable under the Severance Plan are subject to a cap equal to six times the average of the NEO’s last three years’ base salary plus annual incentive.
If the employment of Mrs. Kujawa or Ms. Caplan or Messrs. Ketchum, Crews, Silagy or Sieving, or any of them, had been involuntarily terminated on December 31, 2022 in circumstances triggering the Company’s obligations under the Severance Plan, the Company estimates the amounts shown in Table 9 below would have become payable.
82 ● NEXTERA ENERGY 2023 PROXY STATEMENT

TABLE 9: POTENTIAL POST-EMPLOYMENT COMPENSATION UPON TERMINATION QUALIFYING FOR PAYMENTS UNDER THE SEVERANCE PLAN
PAYMENT TYPE	JOHN W. KETCHUM ($)	TERRELL KIRK CREWS II ($)	REBECCA J. KUJAWA ($)	ERIC E. SILAGY ($)	CHARLES E. SIEVING ($)	DEBORAH H. CAPLAN ($)
Cash Severance(1)	7,500,000	2,159,000	4,000,000	5,600,000	3,810,880	2,683,800
Long-Term Incentive Awards:
Performance Share Awards(2)	4,346,030	378,959	2,588,590	3,921,680	1,486,070	750,561
Restricted Stock Awards(3)	1,205,680	279,127	1,060,880	1,721,570	622,380	321,740
Stock Option Awards(4)	1,339,280	147,030	702,390	1,159,970	439,690	236,019
Executive Transition Awards(5)	1,554,291	—	1,554,291	1,606,123	1,554,291	—
Certain Limited Outplacement and Other Perquisites(6)	35,000	35,000	35,000	35,000	35,000	35,000
Cutback Under Plan Benefit Cap(7)	0	0	0	0	0	0
Total	15,980,281	2,999,116	9,941,151	14,044,343	7,948,311	4,027,120

(1)
The amount shown represents the value of a cash lump sum payment equal to two times the sum of the NEO’s annual base salary plus his or her target annual incentive in effect on December 31, 2022.

(2)
Upon a qualifying involuntary termination, a pro rata portion of outstanding performance share awards would continue to vest and would be paid based on the Company’s actual level of achievement of the performance objectives at the conclusion of the performance period. Amounts shown include the value of the performance shares awarded for the three-year performance periods ending December 31, 2023 and December 31, 2024, respectively, based on the closing NextEra Energy common stock price on December 31, 2022 of $83.60. As the actual level of achievement of the performance objectives at the conclusion of the performance periods ending December 31, 2023 and December 31, 2024, respectively, would not have been known upon a hypothetical qualifying involuntary termination on December 31, 2022, amounts shown assume target, or 100%, performance. Actual payouts would be between 0% and 200% of target.

(3)
Upon a qualifying involuntary termination, a pro rata portion of outstanding performance-based restricted stock and common unit awards would continue to vest, subject to the attainment of the applicable performance objective. Amounts shown assume the attainment of the performance objective and are based on the closing NextEra Energy common stock price on December 31, 2022 of $83.60 and NEP common unit price on December 31, 2022 of $70.09.

(4)
Upon a qualifying involuntary termination, outstanding stock option awards would vest on a pro rata basis. Amounts shown reflect the in-the-money values of the stock options that would vest based on the difference between the option exercise price and the closing NextEra Energy common stock price on December 31, 2022 of $83.60.

(5)
Upon a qualifying involuntary termination, the outstanding unvested executive transition awards granted to Mrs. Kujawa and Messrs. Ketchum, Silagy and Sieving would vest on a pro rata basis. Amounts shown are based on the closing NextEra Energy common stock price on December 31, 2022 of $83.60.

(6)
Includes a maximum cost per NEO of $25,000 for providing outplacement services, plus the cost of financial planning, legal or accounting services.

(7)
The total value of severance paid to each NEO is subject to a cap equal to six times the average of such NEO’s last three years’ base salary plus annual incentive.

Under the Severance Plan, an involuntary termination is defined as any of the following:
(1)
the participant’s termination by the Company or an affiliate without Cause (as described further below) and other than as a result of death or disability; or

(2)
the participant’s resignation after the occurrence of one or more of the following without the participant’s consent:

(i)
the Company’s material breach of a material provision of the Severance Plan or the Company’s or an affiliate’s material breach of a material provision of any other agreement between the participant and the Company or such affiliate;

(ii)
a relocation of participant’s principal place of employment by more than 90 miles; or

(iii)
a material, adverse change in the participant’s title, authority, duties or responsibilities with the Company or an affiliate, or any reduction in the participant’s annual base salary or annual target cash incentive opportunity.

Cause is generally defined under the Severance Plan as any of the following:
(1)
repeated violations by the participant of the participant’s obligations to the Company or an affiliate that are willful and deliberate, which are committed in bad faith or without reasonable belief that the violations are in the Company’s or an affiliate’s best interests and that are not remedied within a reasonable period of time after the participant’s receipt of written notice; or

(2)
the participant’s conviction of a felony.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 83

The NEOs are required to comply with certain protective covenants, including two-year non-compete and non-solicitation provisions, in order to receive payments under the Severance Plan. Any severance payments would be subject to repayment and/or forfeiture if any of the protective covenants are violated.
Potential payments under Equity Award Agreements
The award agreements for each long term equity incentive award outstanding during 2022 (except the executive transition awards for Mrs. Kujawa and Messrs. Ketchum, Silagy and Sieving, the terms of which are described below) contain provisions which govern treatment of the award in the event of the NEO’s termination of employment due to death, disability, retirement at or after age 55 (“normal retirement”), or retirement after age 50 meeting terms and conditions set by, and acceptable to, the Compensation Committee (an “approved early retirement”). Under the terms of the equity award agreements (other than the deferred retirement awards and the executive transition awards), each outstanding unvested equity award vests on a pro rata basis for service through the date of death or disability or normal retirement (for performance share, stock option, performance-based restricted stock and performance-based restricted NEP common unit awards based on days of service completed during the vesting period). The pro rata portion of each stock option, performance-based restricted stock and performance-based restricted NEP common unit award is vested upon death or disability. In the case of normal retirement, stock option awards vest upon retirement and performance-based restricted stock and NEP common units generally vest upon their normal vesting date following satisfaction of applicable performance criteria. The pro rata portion of each performance share award is paid after the end of the performance period, subject to satisfaction of applicable performance criteria. See Table 3: 2022 Outstanding Equity Awards at Fiscal Year End for information for each NEO as of December 31, 2022 about outstanding unvested equity awards which would vest as determined in the manner set forth above upon death, disability or normal retirement.
If an NEO was eligible for, and retired in accordance with, an approved early retirement, all outstanding and unvested equity awards (except the deferred retirement awards and executive transition awards, as described below) would vest in full, and would be paid out either on the vesting schedule set forth in each award agreement or upon retirement, generally subject to satisfaction of applicable performance criteria.
The value of the prorated outstanding long-term incentive awards at December 31, 2022 for each of the NEOs would have been approximately: Mr. Ketchum, $6,890,990; Mr. Crews, $805,116; Mrs. Kujawa, $4,351,860; Mr. Silagy, $6,803,220; Mr. Sieving, $2,548,140; and Ms. Caplan, $1,308,320. As of December 31, 2022, each of Messrs. Ketchum, Silagy and Sieving and Ms. Caplan were of an age which would have made them eligible for consideration by the Compensation Committee for an approved early retirement. If the Compensation Committee had approved an early retirement for any of Messrs. Ketchum, Silagy or Sieving or Ms. Caplan on that date (which the Compensation Committee did not do), the value on December 31, 2022 of the outstanding long-term incentive awards that would have continued to vest on their original terms (performance shares and performance-based restricted stock and NEP common units as applicable) or vested (options) would have been approximately: Mr. Ketchum, $13,864,776; Mr. Silagy, $13,077,355; Mr. Sieving, $4,638,911; and Ms. Caplan, $2,354,964.
The award agreement governing Mrs. Kujawa and Messrs. Ketchum, Silagy and Sieving’s executive transition award provides for partial accelerated vesting of the stock and accrued dividends upon death or disability, according to a schedule contained in the award agreement. The award agreement does not provide for accelerated vesting upon retirement. If Mrs. Kujawa or Messrs. Ketchum or Sieving had terminated employment on December 31, 2022 due to death or disability, 30% of their total executive transition award granted in 2021 would have vested. The value of the unvested shares vesting solely due to death or disability would have been approximately $1,554,291. If Mr. Silagy had terminated employment on December 31, 2022 due to death or disability, 31% of his total executive transition award granted in 2021 would have vested. The value of the unvested shares vesting solely due to death or disability would have been approximately $1,606,123. This amount is based on the closing price of the Company’s common stock on December 31, 2022 of $83.60. All equity award agreements (including the agreements governing the executive transition awards) include non-solicitation and non-competition provisions (effective during employment and for a two-year period after termination), as well as non-disparagement provisions. The terms of these protective covenants survive the termination of the award agreement and termination of employment.
84 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Pay Versus Performance (PVP)
Provided below is the Company’s “Pay Versus Performance” disclosure as required pursuant to Item 402(v) of Regulation S-K under the Securities Exchange Act. As required by Item 402(v), we have included:
»
A tabular list of the most important measures our Compensation Committee used in 2022 to link pay calculated in accordance with Item 402(v) (referred to as “Compensation Actually Paid”, or CAP) to Company performance;
»
A table that compares the total compensation of our Named Executive Officers as presented in the Summary Compensation Table (“SCT”) for each year to CAP and specified performance measures; and
»
A discussion of:
—
the relationship between our cumulative TSR and the TSR of the S&P 500 Utilities Index (“Peer Group TSR”);

—
the relationship between CAP and our TSR;

—
the relationship between CAP and our Net Income; and

—
the relationship between CAP and the Company’s Adjusted EPS for each year, which is our Company Selected Measure (“CSM”). The CSM represents, in our assessment, the most important financial performance measure used to link CAP to Company performance.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by our NEOs or how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, the Compensation Committee does not use CAP as a basis for making compensation decisions. Please refer to our Compensation Discussion & Analysis on pages 36 to 61 for a discussion of our executive compensation program objectives and the ways in which we design our program to align executive compensation with Company performance.
Tabular list of most important measures to determine 2022 compensation actually paid
The list below represents the financial performance measures that the Company considers to have been the most important in linking CAP to our PEO and non-PEO NEOs for 2022 to Company performance. The measures are not ranked. Descriptions of these measures, and the manner in which these measures determine the amounts of incentive compensation paid to our NEOs, is described in our Compensation Discussion & Analysis within the sections titled “2022 Annual Performance-Based Incentive Compensation” and “2022 Long-Term Performance-Based Equity Compensation.”
»
Adjusted EPS
»
Adjusted ROE
»
Adjusted Earnings
Pay Versus Performance table
Year(1)	Summary Compensation Table Total for First PEO ($)	Summary Compensation Table Total for Second PEO ($)	Compensation Actually Paid to First PEO(2) ($)	Compensation Actually Paid to Second PEO(2) ($)	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($MMs)(4)	Adjusted EPS(5) ($)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return(3) ($)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	40,406,018	17,414,329	34,410,149	18,918,020	7,394,893	7,426,310	146.74	118.17	3,246	2.90
2021	25,335,936	N/A	55,348,220	N/A	13,316,860	19,729,777	160.51	118.24	2,827	2.55
2020	23,720,707	N/A	63,079,713	N/A	6,454,940	12,715,279	130.08	100.49	2,369	2.31

(1)
During 2022, our PEOs were Mr. Robo (first PEO) and Mr. Ketchum (second PEO). During 2021 and 2020, our PEO was Mr. Robo. During 2022, our non-PEO NEOs consisted of Mr. Crews, Mrs. Kujawa, Mr. Silagy, Mr. Sieving and Ms. Caplan. During 2021 and 2020, our non-PEO NEOs consisted of Messrs. Ketchum, Silagy and Sieving and Mrs. Kujawa.

(2)
The following table sets forth the adjustments made during each year represented in the PVP Table to arrive at “compensation actually paid” during each year:

NEXTERA ENERGY 2023 PROXY STATEMENT ● 85

PEO and average non-PEO NEOs summary compensation table total to compensation actually paid reconciliation
Year	Executive(s)	Summary Compensation Table Total ($)	Deduct Option and Stock Awards Granted in Fiscal Year ($)	Add Fair Value at Fiscal Year-End of Unvested Option and Stock Awards Granted in Fiscal Year ($)	Add Change in FAIR Value of Unvested Option and Stock Awards Granted in Prior Fiscal Year ($)	Add Change in FAIR Value of Option and Stock Awards Vested in Fiscal Year ($)	Deduct Fair Value of Option and Stock Awards Forfeited in Fiscal Year ($)	Deduct Change in Pension Value and Nonqualified Deferred Compensation Earnings Column of the SCT ($)	Add Pension Service Cost ($)	Add Dividends Paid on Unvested Shares in Fiscal Year ($)	Compensation Actually Paid ($)(i)
2022	First PEO	40,406,018	(13,094,677)	18,259,934	(1,507,964)	(9,326,246)	—	(1,000,479)	597,194	76,368	34,410,149
	Second PEO	17,414,329	(10,623,931)	15,168,274	(1,053,175)	(1,857,707)	—	(475,209)	292,699	52,740	18,918,020
	Other NEOs	7,394,893	(4,332,201)	6,010,715	(554,750)	(1,002,574)	—	(305,362)	185,918	29,670	7,426,310
2021	First PEO	25,335,936	(17,391,104)	23,190,233	14,918,520	9,630,919	—	(1,023,668)	598,193	89,191	55,348,220
	Other NEOs	13,316,860	(9,961,104)	12,160,788	2,529,143	1,788,740	—	(375,214)	238,766	31,799	19,729,777
2020	First PEO	23,720,707	(16,101,809)	22,483,170	20,062,587	13,222,028	—	(951,970)	554,570	90,431	63,079,713
	Other NEOs	6,454,940	(3,495,669)	4,783,802	3,164,051	1,901,154	—	(316,805)	193,518	30,289	12,715,279

(i)
Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid, dividends paid in cash, and pension service cost for each year shown. The fair value of performance share awards was determined using the Monte-Carlo simulation process and the fair value of stock options was determined using the Black-Scholes pricing model. Compensation actually paid does not represent annual compensation realized.

(3)
TSR is determined based on the value of an initial fixed investment of $100 and reflects reinvestment of dividends. The TSR peer group consists of the S&P 500 Utilities Index.

(4)
Net income excludes net income attributable to non-controlling interests.

(5)
See Appendix A for a reconciliation of adjusted EPS to the most directly comparable GAAP financial measure.

Over the last three years, our Company had robust financial and operational performance. Our TSR exceeded the TSR of the S&P 500 Utilities Index; an initial investment of $100 in NextEra Energy stock at the beginning of 2020 would have grown to $146.74 at the end of 2022 while the same investment in the S&P 500 Utilities Index would have yielded $118.17. Our financial performance was strong with FY2021 net income growth of 19.3% and FY2022 net income growth of 14.8%. Adjusted EPS growth was 10.4% in FY2021 and 13.7% in FY2022.
Our Company maintains a pay for performance philosophy and the majority of compensation is performance-based as further described in our Compensation Discussion & Analysis within the sections titled “Delivering for Shareholders, Customers and Community while Successfully Executing our CEO Succession Plan to Position the Organization for the Future” and “Our Target Pay Mix is Heavily Weighted Toward Performance.” Our Company’s substantial financial and operational performance coupled with significant stock price increase resulted in compensation actually paid that exceeds the amounts reported in the Summary Compensation Table for our PEOs and non-PEO NEOs each year, except for Mr. Robo’s 2022 compensation actually paid.
The higher values for compensation actually paid in 2020 and 2021 for our PEOs and non-PEO NEOs aligns with strong TSR, net income and adjusted EPS results over the same period. In 2022, we continued to deliver outstanding net income and adjusted EPS performance and our TSR materially outperformed the S&P 500 Utilities Index on a 3-year basis. The stock price decline in 2022 caused our compensation actually paid to decrease notably compared to 2021 and 2020, illustrating our Company’s commitment to paying for performance and aligning executive compensation with shareholder returns.
86 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Director Compensation
2022 COMPENSATION OF NON-EMPLOYEE DIRECTORS
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
NAME	FEES EARNED OR PAID IN CASH(3) ($)	STOCK AWARDS(4) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION(5) ($)	TOTAL ($)
Nicole S. Arnaboldi(1)	43,500	41,661	0	0	0	0	85,161
Sherry S. Barrat	186,000	185,435	0	0	0	0	371,435
James L. Camaren	154,000	185,435	0	0	0	0	339,435
Kenneth B. Dunn	160,000	185,435	0	0	0	10,000	355,435
Naren K. Gursahaney	185,000	185,435	0	0	0	0	370,435
Kirk S. Hachigian	172,000	185,435	0	0	0	0	357,435
Amy B. Lane	182,000	185,435	0	0	0	0	367,435
David L. Porges	158,000	185,435	0	0	0	0	343,435
Rudy E. Schupp	176,000	185,435	0	0	0	0	361,435
John L. Skolds	177,000	185,435	0	0	0	0	362,435
John A. Stall(1)	110,500	115,554	0	0	0	0	226,054
Lynn M. Utter(2)	145,000	180,493	0	0	0	0	325,493
Darryl L. Wilson	150,000	185,435	0	0	0	5,000	340,435

(1)
Mr. Stall was appointed to the Board on May 19, 2022 and Ms. Arnaboldi on October 13, 2022.

(2)
Ms. Utter did not stand for reelection at the 2022 Annual Meeting of Shareholders on May 19, 2022.

(3)
In 2022, Mses. Arnaboldi and Utter and Mr. Porges elected to defer 100% of their annual retainer.

(4)
Non-employee directors of NextEra Energy received shares of NextEra Energy common stock in an amount determined by dividing $185,000 by the closing price of the common stock on the date of grant, rounded up to the nearest ten shares. On February 17, 2022, each non-employee director then in office received a split-adjusted grant of 2,460 shares of stock valued at $75.38 per share, which Ms. Utter and Messrs. Gursahaney and Porges elected to defer 100% of their equity retainer and Ms. Lane elected to defer 75% of her equity retainer. Dividends are paid on the shares in cash. Dividends on deferred shares are credited to the participant’s account under the Deferred Compensation Plan. The amounts in this column represent the aggregate grant date fair value of equity-based compensation awards granted during 2022 to each non-employee director valued in accordance with applicable SEC and accounting rules. For the February 2022 equity compensation award, the grant date fair value was $185,435 per director.

(5)
In accordance with applicable SEC rules, perquisites and personal benefits with an aggregate value of less than $10,000 are omitted. Includes matching contributions to educational institutions on behalf of Messrs. Dunn and Wilson made under the NextEra Energy Foundation’s matching gift program, which is available to all employees and directors.

Additional information about director compensation
NextEra Energy directors who are salaried employees of NextEra Energy or any of its subsidiaries do not receive any additional compensation for serving as a director or committee member. Mr. Ketchum is the only such director currently serving on the Board. Effective January 1, 2023, non-employee directors of NextEra Energy received an annual cash retainer of $145,000 plus a number of shares of NextEra Energy common stock determined by dividing $185,000 by the closing price of NextEra Energy common stock on the grant date, rounded up to the nearest ten shares. The grant date for the annual retainers paid for 2023 was February 16, 2023, at which time the non-employee directors of NextEra Energy were each granted 2,450 shares of NextEra Energy common stock. These shares are generally not transferable until the director meets the Company’s stock ownership guidelines. When joining the Board, newly-elected non-employee directors are awarded a grant of NextEra Energy common stock approximately equal to the annual common stock retainer awarded to existing non-employee directors, prorated based on the new director’s date of election to the Board. These shares are not transferable until the director meets the Company’s stock ownership guidelines.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 87

Director Compensation
ANNUAL NON-EMPLOYEE DIRECTOR COMPENSATION (EFFECTIVE 1/1/2023)	ADDITIONAL CASH RETAINERS ($)
	Lead Director	40,000
	Committee Chairs:
	» Audit	25,000
	» Nuclear	25,000
	» Other committees	20,000
Non-employee Board committee chairpersons receive an additional annual retainer of $25,000 for chairing the Audit Committee or the Nuclear Committee and $20,000 for chairing the other committees. The Lead Director receives an annual retainer of $40,000, except that a Lead Director who also serves as a Chair of any Board committee is only entitled to receive a single annual retainer in an amount equal to the Lead Director annual retainer. Beginning in 2023, non-employee directors no longer receive a fee for each Board and committee meeting attended. Directors may defer all or a portion of their cash compensation and all or a portion of their equity compensation in the Deferred Compensation Plan and may participate in the Company’s matching gift program, which matches gifts to educational institutions up to a maximum of $10,000 per donor per year. Board members may travel on Company aircraft while on Company business and in limited circumstances for non-business reasons if the Company would incur little, if any, incremental cost, space is available and the aircraft is in use for another authorized purpose. Board members may be accompanied by their immediate family members if space is available. Travel expenses to attend Board or committee meetings or while on Board business are reimbursed.
Director stock ownership policy
Pursuant to the Governance Guidelines, to more closely align the interests of directors and shareholders, directors are required to own NextEra Energy common stock in an amount equal to seven times the annual cash retainer within five years after their initial election to the Board. All directors other than Ms. Arnaboldi and Mr. Stall, both of whom joined the Board in 2022, currently meet this stock ownership guideline. See Common Stock Ownership of Certain Beneficial Owners and Management for information about director ownership of NextEra Energy common stock as of March 22, 2023.
88 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Questions and Answers About the Annual Meeting
MEETING INFORMATION
TIME AND DATE	PLACE	RECORD DATE
8:00 a.m., Pacific time May 18, 2023	888 Tahquitz Canyon Way Palm Springs, California	March 22, 2023

Why did I only receive a Notice of Internet Availability of Proxy Materials directing me to the internet instead of the proxy statement and annual report?
Under SEC rules, NextEra Energy is furnishing proxy materials to many of its shareholders on the internet, rather than mailing paper copies of the materials to each shareholder.
On or about April 5, 2023, NextEra Energy mailed to many of its shareholders of record a Notice (the “Notice”) containing instructions on how to access and review the proxy materials, including the proxy statement and annual report to shareholders, on the internet. The Notice also instructs shareholders on how to access their proxy card to be able to submit their proxies on the internet. Brokerage firms and other nominees who hold NextEra Energy shares on behalf of beneficial owners will be sending their own similar notice. Other shareholders, in accordance with their prior requests, have received an e-mail notification of how to access the proxy materials and submit their proxies on the internet. On or about April 5, 2023, NextEra Energy also began mailing a full set of proxy materials to certain shareholders, including shareholders who have previously requested a paper copy of the proxy materials.
If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive NextEra Energy’s proxy materials electronically, you will continue to receive the materials via e-mail unless you elect otherwise.

How do I access the proxy materials if I received a Notice of Internet Availability of Proxy Materials?
The Notice provides instructions regarding how to view NextEra Energy’s proxy materials for the 2023 annual meeting on the internet. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy, you will need to follow the instructions in your Notice and have available your 16-digit control number(s) contained in your Notice.

How do I request paper copies of the proxy materials?
Whether you hold NextEra Energy shares through a brokerage firm, bank or other nominee (in “street name”), or hold NextEra Energy shares directly in your name, as a shareholder of record, through NextEra Energy’s transfer agent, Computershare Trust Company, N.A. (“Computershare”) you may request paper copies of the 2023 annual meeting proxy materials by following the instructions listed at www.proxyvote.com, by telephoning 800-579-1639 or by sending an e-mail to sendmaterial@proxyvote.com.

What is the purpose of the annual meeting?
At the annual meeting, shareholders will act upon the matters identified in the accompanying notice of annual meeting of shareholders. These matters include:
»
the election as directors of the nominees specified in this proxy statement;
»
ratification of appointment of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2023;

»
approval, by non-binding advisory vote, of NextEra Energy’s compensation of its NEOs as disclosed in this proxy statement;

NEXTERA ENERGY 2023 PROXY STATEMENT ● 89

Questions and Answers About the Annual Meeting
»
non-binding advisory vote on whether NextEra Energy should hold a non-binding shareholder advisory vote to approve NextEra Energy’s compensation of its NEOs every 1, 2 or 3 years; and
»
if properly presented at the meeting, consideration of one shareholder proposal.

Who may attend the annual meeting?
Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Since seating is limited, admission to the meeting will be on a first-come, first- served basis. Registration and seating will begin at 7:30 a.m., Pacific time. If you plan to attend, please note you will be required to present valid picture identification, such as a driver’s license or passport.
Invited representatives of the media and financial community may also attend the annual meeting. You will need proof of ownership of NextEra Energy common stock on the record date to attend the annual meeting:
REGISTERED SHAREHOLDERS	BENEFICIAL OWNERS
If you hold shares directly in your name as a shareholder of record, or if you are a participant in NextEra Energy’s Employee Retirements Savings Plan:	If your shares are held in “street name”:
»
If you received the Notice and you plan to attend the annual meeting, you may request an admission ticket by calling NextEra Energy Shareholder Services at 800-222-4511
»
If you received the proxy materials by mail, an admission ticket is attached to your proxy/confidential voting instruction card. If you plan to attend the annual meeting, please submit your proxy but keep the admission ticket and bring it with you to the annual meeting.

»
You will need to bring proof you were the beneficial owner of those “street name” shares of NextEra Energy common stock as of the record date, such as a legal proxy or a copy of a bank or brokerage statement, and check in at the registration desk at the annual meeting.

For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras, cell phones, recording devices and other electronic devices are not permitted at the annual meeting.

Will the annual meeting be webcast?
The annual meeting will be webcast (audio, listen only) on May 18, 2023. If you do not attend the annual meeting, you are invited to visit www.nexteraenergy.com at 8:00 a.m., Pacific time, on Thursday, May 18, 2023 to access the webcast of the annual meeting. You will not be able to vote your shares via the webcast. A replay of the webcast also will be available on NextEra Energy’s website for 90 days after the annual meeting.

Who is entitled to vote at the annual meeting?
Only NextEra Energy shareholders at the close of business on March 22, 2023, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the annual meeting. If you were a shareholder on that date, you will be entitled to vote all of the NextEra Energy shares you held on that date at the annual meeting or any adjournment or postponement of the annual meeting.

What are the voting rights of the holders of the Company’s common stock?
Each outstanding share of NextEra Energy common stock will be entitled to one vote on each matter properly brought before the annual meeting. As of March 22, 2023, 2,023,384,067 shares of common stock were outstanding.

What constitutes a quorum?
The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares outstanding as of the record date will constitute a quorum, permitting the business of the meeting to be conducted.
90 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Questions and Answers About the Annual Meeting
In determining the presence of a quorum at the annual meeting, (a) abstentions in person, (b) proxies received but marked as abstentions as to any or all matters to be voted on that permit abstentions and (c) proxies received with broker non-votes on some but not all matters to be voted on will be counted as present.

What is a broker “non-vote”?
A broker “non-vote” occurs when a broker, bank or other holder of record that holds shares for a beneficial owner (“broker”) does not vote on a particular proposal because the broker has not received voting instructions from the beneficial owner and does not have discretionary voting power for that particular proposal. Brokers may vote on ratification of the appointment of NextEra Energy’s independent registered public accounting firm even if they have not received voting instructions from the beneficial owners whose shares they hold. However, brokers may not vote on any of the other matters submitted to shareholders at the 2023 annual meeting, including the election of directors, advisory vote on approval of executive compensation, or the shareholder proposals, unless they have received voting instructions from the beneficial owner.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?
REGISTERED SHAREHOLDERS	BENEFICIAL OWNERS
»
If your shares are registered directly in your name with NextEra Energy’s transfer agent, Computershare, you are considered, with respect to those shares, the “shareholder of record.”
»
The Notice or, for some shareholders of record, a full set of the proxy materials has been sent directly to you by or on behalf of NextEra Energy.

»
If your shares are held in “street name,” you are considered the “beneficial owner” of the shares.
»
The Notice or, for some beneficial owners, a full set of the proxy materials has been forwarded to you by or on behalf of your broker, who is considered, with respect to those shares, the shareholder of record.

How do I submit my proxy or voting instructions?
ON THE INTERNET OR BY TELEPHONE OR, IF YOU RECEIVED THE PROXY MATERIALS BY MAIL, ALSO BY MAIL
ON THE INTERNET
You may submit your proxy or voting instructions on the internet 24 hours a day and up until 11:59 p.m., Eastern time, on Wednesday, May 17, 2023 by going to www.proxyvote.com and following the instructions on your screen. Please have your Notice or proxy/confidential voting instruction card available when you access the web page.
If you hold your shares in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your proxy or voting instructions on the internet.

BY TELEPHONE
You may submit your proxy or voting instructions by telephone by calling the toll-free telephone number (800-690-6903) found on your proxy/confidential voting instruction card or in your internet instructions, 24 hours a day and up until 11:59 p.m., Eastern time, on Wednesday, May 17, 2023 and following the prerecorded instructions. Please have your proxy/confidential voting instruction card or Notice and instructions provided on the internet available when you call.
If you hold your shares in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your proxy

BY MAIL
If you received the proxy materials by mail, you may submit your proxy by mail by marking the enclosed proxy/confidential voting instruction card, dating, signing and returning it in the postage-paid envelope provided to:
NextEra Energy, Inc. Vote Processing
c/o Broadridge
51 Mercedes Way
Edgewood, NY 11717
Your proxy/confidential voting instruction card must be received no later than Wednesday, May 17, 2023.
If you hold your shares in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding voting your shares by mail.

NEXTERA ENERGY 2023 PROXY STATEMENT ● 91

Questions and Answers About the Annual Meeting
Please see the Notice, your proxy/confidential voting instruction card or the information your broker provided to you for more information on your options. NextEra Energy’s proxy tabulator, Broadridge Investor Communications Solutions, Inc. (“Broadridge”), must receive any proxy/confidential voting instruction card that will not be delivered in person at the annual meeting, or any vote on the internet or by telephone, no later than 11:59 p.m., Eastern time, on Wednesday, May 17, 2023.
If you are a shareholder of record and you return your signed proxy/confidential voting instruction card or submit your proxy on the internet or by telephone, but do not indicate your voting preferences, the persons named as proxies in the proxy/confidential voting instruction card will vote the shares represented by that proxy as recommended by the Board on all proposals.
IN PERSON AT THE ANNUAL MEETING
IN PERSON
All shareholders may vote in person at the annual meeting.
However, if you are a beneficial owner of shares, you must obtain a legal proxy from your broker and present it to the inspector of election with your ballot to be able to vote in person at the annual meeting.
See the response to “Who may attend the annual meeting?” for additional information on how to attend the annual meeting.

May I change my vote after I submit my proxy or voting instructions on the internet or by telephone or after I return my proxy/confidential voting instruction card or voting instructions?
Yes. If you are a shareholder of record, you may revoke your proxy before it is exercised by:
»
providing written notice of the revocation to the Corporate Secretary of the Company at the Company’s offices at:
P.O. Box 14000
700 Universe Blvd.
Juno Beach, Florida 33408-0420
»
making timely delivery of later-dated voting instructions on the internet or by telephone or, if you received the proxy materials by mail, also by making timely delivery of a valid, later-dated proxy/ confidential voting instruction card; or

»
voting by ballot at the annual meeting, although please note that attendance at the meeting will not by itself revoke a previously granted proxy.

You may change your proxy by using any one of these methods regardless of the method you previously used to submit your proxy. If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question. All shares for which proxies have been properly submitted and not revoked will be voted at the annual meeting.

How do I vote my Employee Retirement Savings Plan (401(k)) shares?
If you participate in the NextEra Energy, Inc. Employee Retirement Savings Plan (the “plan”), you may give voting instructions to Fidelity Management Trust Company, as trustee of the plan (“Trustee”). If you are a non-bargaining NextEra Energy employee, or a bargaining unit employee outside the state of Florida, you may give your voting instructions to the Trustee by following the instructions you received in an e-mail from NEXTERA ENERGY, INC. [id@ProxyVote.com] sent to your work e-mail address (unless you opted to receive a paper copy of the proxy materials). If you are a FPL bargaining unit employee in Florida, a participant in the plan who is not a current employee of NextEra Energy or its subsidiaries or if you opted out of e-mail delivery, you may give your voting instructions to the Trustee on the internet or by telephone by following the instructions on your proxy/confidential voting instruction card, or you may give your voting instructions to the Trustee by mail by completing and returning the proxy/confidential voting instruction card accompanying this proxy statement.
Your instructions will tell the Trustee how to vote the number of shares of NextEra Energy common stock in the plan reflecting your proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund. You have this right because the plan deems you to be a “named fiduciary” of the shares of common stock allocated to your account for voting purposes. Your instructions will also determine the vote of a proportionate number of shares of common stock in the NextEra Energy Leveraged ESOP Fund which are not yet allocated to participants. If you do not give the Trustee voting instructions, the number of shares reflecting your proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund will be voted by the Trustee in the same manner as it votes
92 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Questions and Answers About the Annual Meeting
proportionate interests for which it receives voting instructions and your proportionate share of the unallocated NextEra Energy Leveraged ESOP Fund shares will be voted by the Trustee in the same manner as it votes unallocated shares for which instructions are received. The Trustee will vote your shares in accordance with your duly executed instructions received by 11:59 p.m., Eastern time, on Monday, May 15, 2023.
You may also revoke previously given voting instructions by 11:59 p.m., Eastern time, on Monday, May 15, 2023, by filing written notice of revocation with the Trustee or by giving new voting instructions in any of the ways described above. The Trustee will follow the last timely voting instructions which it receives from you. Your voting instructions will be kept confidential by the Trustee.

What is “householding” and how does it affect me?
NextEra Energy has adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one package containing individual copies of the Notice or proxy materials in paper form for each shareholder of record at the address. This procedure will reduce the volume of duplicate materials shareholders receive, conserve natural resources and reduce NextEra Energy’s postage costs. Shareholders who participate in householding and to whom a full set of proxy materials has been mailed will continue to receive separate proxy cards.
If you are a shareholder of record and are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple packages containing copies of the Notice or proxy materials in paper form, or if you hold shares in more than one account, and in either case you wish to receive only a single package for your household in the future, please contact Computershare in writing at:
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
or by calling 888-218-4392. You may contact Computershare at the same mailing address or telephone number if you wish to revoke your consent to future householding mailings.
If your household receives only a single package containing a copy of the Notice or the proxy materials, and you wish to receive a separate copy for each shareholder of record, please contact Broadridge toll-free at 866-540-7095, or write to:
Broadridge
Householding Department
51 Mercedes Way
Edgewood, NY 11717
and separate copies will be provided promptly.
Beneficial owners may request information about householding from their banks, brokers or other holders of record.
NEXTERA ENERGY 2023 PROXY STATEMENT ● 93

Questions and Answers About the Annual Meeting

What vote is required to approve the matters proposed?
A nominee for director will be elected to the Board if the votes cast for such nominee’s election by shareholders present in person or represented by proxy at the meeting and entitled to vote on the matter exceed the votes cast by such shareholders against such nominee’s election. See the Director Resignation Policy described in Proposal 1 for information about NextEra Energy’s policy if a nominee for director fails to receive the required vote. All other voting items will be approved if the votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote on the matter favoring the action exceed the votes cast by such shareholders opposing the action. Discretionary voting by brokers is only permitted for the ratification of the appointment of Deloitte & Touche as NextEra Energy’s independent registered public accounting firm for 2023. Broker non-votes and abstentions will not affect the outcome or be counted as a vote cast in favor or against any of the other voting items presented.
Unless you give other instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this proxy statement.
PROPOSAL		BOARD VOTE RECOMMENDATION	VOTE REQUIRED	EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
1.	Election of directors	FOR each nominee	Majority of the votes cast	No effect
2.	Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2023	FOR	Majority of the votes cast	No broker non-votes No effect of abstentions
3.	Approval, by non-binding advisory vote to approve NextEra Energy’s compensation of its named executive officers	FOR	Majority of the votes cast	No effect
4.	Non-binding advisory vote on whether NextEra Energy should hold an advisory vote to approve NextEra Energy’s compensation of its NEOs every 1, 2 or 3 years	1 YEAR	Frequency option receiving the greatest number of votes cast	No effect
5.	Shareholder Proposal	AGAINST	Majority of the votes cast	No effect

Who pays for the solicitation of proxies?
NextEra Energy is soliciting proxies and it will bear the expense of solicitation. Proxies will be solicited principally by mail and by electronic media, although directors, officers and employees of NextEra Energy or its subsidiaries may solicit proxies personally, by telephone or by electronic means, but without compensation other than their regular compensation. NextEra Energy has retained D.F. King & Co., Inc. to assist it in the solicitation of proxies, for which D.F. King & Co., Inc. will be paid a fee of $12,500 plus reimbursement of out-of-pocket expenses. NextEra Energy will reimburse custodians, nominees and other persons for their out-of-pocket expenses in sending the Notice and/or proxy materials to beneficial owners.

Could other matters be decided at the annual meeting?
At the date of printing of this proxy statement, the Board did not know of any matters to be submitted for action at the annual meeting other than those referred to in this proxy statement and does not intend to bring before the meeting any matter other than the proposals described in this proxy statement. If, however, other matters are properly brought before the annual meeting, or any adjourned or postponed meeting, your proxies include discretionary authority on the part of the individuals appointed to vote your shares or act on those matters according to their discretion, including voting to adjourn or postpone the annual meeting one or more times to solicit additional proxies with respect to any proposal or for any other reason.
94 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Questions and Answers About the Annual Meeting

How can I submit a shareholder proposal for the 2024 annual meeting of shareholders?
Proposals on matters appropriate for shareholder consideration consistent with Rule 14a-8 under the Exchange Act submitted by shareholders for inclusion in the proxy statement and form of proxy for the 2024 annual meeting of shareholders must be received by the Corporate Secretary at the Company’s principal executive offices not later than December 7, 2023. The submission of such proposals by shareholders is subject to regulation by the SEC pursuant to Rule 14a-8.
Under the Bylaws, a shareholder proposal submitted for consideration at the 2024 annual meeting of shareholders, but not for inclusion in NextEra Energy’s proxy statement and form of proxy, must be received by the Corporate Secretary no earlier than January 19, 2024 and no later than February 18, 2024. Proposals received before January 19, 2024 or after February 18, 2024 will be considered untimely and not properly presented. Notice of such proposals must contain the information specified in the Bylaws, available at www.investor.nexteraenergy.com/corporate-governance. These advance notice, informational and other provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in NextEra Energy’s proxy statement and form of proxy under SEC regulations.
In addition to satisfying the foregoing advanced notice requirements under the Bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 19, 2024.
Shareholder proposals must be sent to the attention of the Corporate Secretary by mail (U.S. certified mail in the case of proposals required to comply with the advance notice provisions of the Bylaws) or by personal delivery to:
NextEra Energy, Inc.
Attention: Corporate Secretary
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420
NEXTERA ENERGY 2023 PROXY STATEMENT ● 95

No Incorporation by Reference
No Incorporation by Reference
In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC rules, the “Audit Committee Report” and the “Compensation Committee Report” contained in this proxy statement will not be deemed to be “soliciting material” or “filed” with the SEC, except to the extent that the Company specifically requests that the information be treated as soliciting material or the Company specifically incorporates such information by reference into a document filed with the SEC. In addition, this proxy statement includes several website addresses and QR codes. These website addresses and QR codes are intended to provide inactive, textual references only. The information on, or accessible through, these websites is not part of this proxy statement.
This proxy statement also refers to the Company’s 2022 ESG Report, CDP response and Zero Carbon Blueprint. The information within these reports is not incorporated by reference.
Shareholder Account Maintenance
NextEra Energy’s transfer agent is Computershare. All communications concerning accounts of NextEra Energy shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock and similar issues, can be handled by calling Computershare at 888-218-4392 or by calling NextEra Energy Shareholder Services at 800-222-4511. For other information about NextEra Energy, shareholders can visit NextEra Energy’s website at www.nexteraenergy.com.
REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. Accordingly, the Company requests that you review the proxy materials and submit your proxy or voting instructions on the internet or by telephone at your earliest convenience by following the instructions on your notice of internet availability of proxy materials. Alternatively, if you received your annual meeting proxy materials by mail, you may submit your proxy or voting instructions on the internet, by telephone or by marking, dating, signing and returning the accompanying proxy/confidential voting instruction card.
By order of the Board of Directors, W. SCOTT SEELEY Vice President, Compliance & Corporate Secretary Juno Beach, Florida April 5, 2023
96 ● NEXTERA ENERGY 2023 PROXY STATEMENT

Appendix A: Reconciliations of Non-GAAP
to GAAP Financial Measures
The tables below present reconciliations of each non-GAAP financial measure to the most comparable GAAP financial measure for the years ended December 31, 2022 and December 31, 2021. See page 36 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for the reasons the Company uses adjusted earnings.
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO NEXTERA ENERGY TO ADJUSTED EARNINGS
	FISCAL YEAR ENDED DECEMBER 31,
	2021	2022
	($ IN MILLIONS)
Net Income	$2,827	$3,246
Net Loss Attributable to Noncontrolling Interests	746	901
Net Income Attributable to NextEra Energy	3,573	4,147
Adjustments:
Net losses associated with non-qualifying hedges	2,042	890
Change in unrealized losses (gains) on equity securities held in NextEra Energy Resources’ nuclear decommissioning funds and OTTI-net	(276)	453
Differential membership interests-related	130	116
NEP investment gains-net	(42)	(243)
Impairment charge related to investment in Mountain Valley Pipeline	—	867
Less related income tax benefit	(406)	(488)
Adjusted Earnings	$5,021	$5,742
RECONCILIATION OF EARNINGS PER SHARE ATTRIBUTABLE TO NEXTERA ENERGY TO ADJUSTED EARNINGS PER SHARE
	FISCAL YEAR ENDED DECEMBER 31,
	2021	2022
Earnings Per Share Attributable to NextEra Energy (assuming dilution)	$1.81	$2.10
Adjustments:
Net losses associated with non-qualifying hedges	1.04	0.45
Change in unrealized losses (gains) on equity securities held in NextEra Energy Resources’ nuclear decommissioning funds and OTTI-net	(0.14)	0.23
Differential membership interests-related	0.07	0.06
NEP investment gains-net	(0.02)	(0.12)
Impairment charge related to investment in Mountain Valley Pipeline	—	0.44
Less related income tax benefit	(0.21)	(0.26)
Adjusted Earnings Per Share (assuming dilution)	$2.55	$2.90
NEXTERA ENERGY 2023 PROXY STATEMENT ● A-1

NextEra Energy, Inc. | 700 Universe Boulevard, Juno Beach, Florida 33408 For more information: NextEraEnergy.com | FPL.com | NextEraEnergyResources.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY/CONFIDENTIAL VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V04211-P90673-Z84664 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain 700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408 NEXTERA ENERGY, INC. 1b. Sherry S. Barrat 1a. Nicole S. Arnaboldi 1d. Kenneth B. Dunn 1f. Kirk S. Hachigian 1g. John W. Ketchum 1i. David L. Porges 1j. Deborah “Dev” Stahlkopf 1c. James L. Camaren 1e. Naren K. Gursahaney 1h. Amy B. Lane 1l. Darryl L. Wilson 1k. John A. Stall THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR “1 YEAR” ON PROPOSAL 4: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL 5: 2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2023 3. Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in the proxy statement 4. Non-Binding advisory vote on whether NextEra Energy should hold a non-binding shareholder advisory vote to approve NextEra Energy’s compensation of its named executive officers every 1, 2 or 3 years 5. A proposal entitled “Board Skills Disclosure” requesting a chart of individual board skills The shares represented by this proxy/confidential voting instruction card when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy/confidential voting instruction card will be voted FOR all nominees listed in proposal 1, FOR proposals 2 and 3, “1 YEAR” on proposal 4 and AGAINST proposal 5. If any other matters properly come before the meeting or any adjournment(s) or postponement(s) thereof, the persons named in this proxy/the trustee will vote in their/its discretion. The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. 1. Election as Directors of the nominees specified in the proxy statement Nominees: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED: For Against Abstain For Against Abstain ! 1 Year 2 Years 3 Years Abstain ! ! ! ! ! ! VOTE BY INTERNET — www.proxyvote.com/NEE or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern time on May 17, 2023 for shares held directly and by 11:59 p.m. Eastern time on May 15, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern time on May 17, 2023 for shares held directly and by 11:59 p.m. Eastern time on May 15, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy/confidential voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

V04212-P90673-Z84664 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON May 18, 2023: The proxy statement and annual report to security holders are available at www.proxyvote.com/NEE Annual Meeting Admission Ticket Admission: This ticket, along with a form of picture identification, admits the named shareholder(s). Security: For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. NextEra Energy, Inc.’s 2023 Annual Meeting of Shareholders will be held at 8:00 a.m. Pacific time on May 18, 2023, at 888 Tahquitz Canyon Way, Palm Springs, California. If you plan to attend the Annual Meeting of Shareholders, please bring this Admission Ticket. If you require special assistance, call NextEra Energy Shareholder Services at 800-222-4511. NEXTERA ENERGY, INC. PROXY AND CONFIDENTIAL VOTING INSTRUCTION Annual Meeting of Shareholders-May 18, 2023 This proxy is solicited on behalf of the Board of Directors. The shareholder(s) signing on the reverse side hereby appoint(s) W. Scott Seeley and Charles E. Sieving, and each of them, proxies, with full power of substitution, and hereby authorize(s) them to represent and to vote all shares of Common Stock, par value $.01 per share, of NextEra Energy, Inc. (“Common Stock”) that such shareholder(s)
would be entitled to vote at the Annual Meeting of Shareholders of NextEra Energy, Inc. to be held May 18, 2023, and any adjournment(s) or postponement(s) thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof. This confidential voting instruction card is solicited on behalf of the Trustee (as hereinafter defined) of the Plan (as hereinafter defined). The participant or beneficiary in the NextEra Energy, Inc. Employee Retirement Savings Plan (“Plan”) signing on the reverse side, acting as a named fiduciary, hereby provides the voting instructions specified to the trustee of the Plan (the “Trustee”), which instructions shall be kept confidential and shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of Common Stock that are held by the Trustee, in its capacity as Trustee of the Plan, as of March 22, 2023, at the Annual Meeting of Shareholders of NextEra Energy, Inc. to be held on May 18, 2023, and at any adjournment(s) or postponement(s) thereof. As a named fiduciary, the participant has the right to direct the Trustee how to vote the shares allocated to the participant in the NextEra Energy Stock Fund and NextEra Energy Leveraged ESOP Fund. The Trustee must follow the participant’s directions, except in limited circumstances. As a named fiduciary, the participant, and not the Trustee, will be responsible for the consequences of the voting directions given. As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement, the voting instructions on this confidential voting instruction card will instruct the Trustee how to vote the number of shares of Common Stock reflecting the participant’s proportionate interest in the NextEra Energy Stock Fund and the NextEra Energy Leveraged ESOP Fund. The instructions will also determine the vote on a proportionate number of shares of Common Stock in the NextEra Energy Leveraged ESOP Fund which are not yet allocated to participants. If the participant does not give the Trustee voting instructions, the number of shares reflecting the participant’s proportionate interest in the NextEra Energy Stock Fund and NextEra Energy Leveraged ESOP Fund will be voted by the Trustee in the same manner as it votes proportionate interests for which it receives voting instructions and a proportionate share of the unallocated NextEra Energy Leveraged ESOP Fund shares will be voted by the Trustee in the same manner as it votes unallocated shares for which instructions are received.